UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2021

Item 1.

Reports to Stockholders

Fidelity Advisor® Value Strategies Fund

Semi-Annual Report

May 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Cigna Corp.	2.2
Canadian Natural Resources Ltd.	2.0
Cushman & Wakefield PLC	1.9
CubeSmart	1.9
Olin Corp.	1.8
Caesars Entertainment, Inc.	1.7
Ameriprise Financial, Inc.	1.6
Edison International	1.6
Capital One Financial Corp.	1.6
Tronox Holdings PLC	1.5
17.8

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Financials	19.5
Industrials	16.7
Consumer Discretionary	11.1
Real Estate	9.3
Materials	8.1

Asset Allocation (% of fund's net assets)

As of May 31, 2021 *
Stocks	96.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments – 17.6%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 0.5%
Liberty Global PLC Class C (a)	247,800	$6,745
Media - 2.1%
Interpublic Group of Companies, Inc.	489,500	16,491
Nexstar Broadcasting Group, Inc. Class A	70,900	10,770
		27,261

TOTAL COMMUNICATION SERVICES		34,006

CONSUMER DISCRETIONARY - 11.1%
Auto Components - 1.1%
Adient PLC (a)	282,100	14,122
Distributors - 1.3%
LKQ Corp. (a)	322,400	16,430
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (a)	639,500	9,343
Hotels, Restaurants & Leisure - 1.7%
Caesars Entertainment, Inc. (a)	207,700	22,317
Household Durables - 2.0%
Mohawk Industries, Inc. (a)	85,100	17,929
Taylor Morrison Home Corp. (a)	261,000	7,731
		25,660
Internet & Direct Marketing Retail - 1.3%
eBay, Inc.	289,400	17,619
Leisure Products - 1.1%
Mattel, Inc. (a)	667,100	14,149
Specialty Retail - 0.7%
Sally Beauty Holdings, Inc. (a)	448,200	9,775
Textiles, Apparel & Luxury Goods - 1.2%
Tapestry, Inc. (a)	344,207	15,451

TOTAL CONSUMER DISCRETIONARY		144,866

CONSUMER STAPLES - 4.0%
Beverages - 0.7%
Primo Water Corp.	538,600	9,323
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc. (a)	261,800	11,726
Food Products - 0.9%
Darling Ingredients, Inc. (a)	175,222	11,996
Household Products - 0.7%
Reynolds Consumer Products, Inc.	288,100	8,683
Tobacco - 0.8%
Altria Group, Inc.	221,700	10,912

TOTAL CONSUMER STAPLES		52,640

ENERGY - 5.3%
Energy Equipment & Services - 0.4%
Liberty Oilfield Services, Inc. Class A (a)	363,253	5,434
Oil, Gas & Consumable Fuels - 4.9%
Canadian Natural Resources Ltd.	731,700	25,679
Cheniere Energy, Inc. (a)	215,300	18,279
Hess Corp.	234,100	19,622
		63,580

TOTAL ENERGY		69,014

FINANCIALS - 19.5%
Banks - 2.6%
East West Bancorp, Inc.	127,400	9,527
First Citizens Bancshares, Inc.	15,100	12,995
Signature Bank	48,000	11,988
		34,510
Capital Markets - 4.5%
Ameriprise Financial, Inc.	81,600	21,203
Bank of New York Mellon Corp.	174,400	9,083
Lazard Ltd. Class A	298,000	14,060
LPL Financial	96,000	14,196
		58,542
Consumer Finance - 5.4%
Capital One Financial Corp.	126,700	20,371
OneMain Holdings, Inc.	268,000	15,501
SLM Corp.	955,384	19,347
Synchrony Financial	312,000	14,792
		70,011
Diversified Financial Services - 0.9%
Voya Financial, Inc.	177,200	11,610
Insurance - 6.1%
American Financial Group, Inc.	130,200	17,324
Arch Capital Group Ltd. (a)	415,700	16,582
Assurant, Inc.	104,100	16,776
Fairfax Financial Holdings Ltd. (sub. vtg.)	12,900	6,026
Reinsurance Group of America, Inc.	74,100	9,339
The Travelers Companies, Inc.	87,600	13,990
		80,037

TOTAL FINANCIALS		254,710

HEALTH CARE - 6.6%
Health Care Providers & Services - 5.1%
Centene Corp. (a)	249,400	18,356
Cigna Corp.	113,600	29,403
Laboratory Corp. of America Holdings (a)	70,500	19,351
		67,110
Pharmaceuticals - 1.5%
Bristol-Myers Squibb Co.	118,400	7,781
Jazz Pharmaceuticals PLC (a)	66,900	11,917
		19,698

TOTAL HEALTH CARE		86,808

INDUSTRIALS - 16.7%
Air Freight & Logistics - 0.6%
FedEx Corp.	23,300	7,335
Building Products - 2.0%
Builders FirstSource, Inc. (a)	314,400	14,003
Jeld-Wen Holding, Inc. (a)	418,800	11,731
		25,734
Commercial Services & Supplies - 1.0%
The Brink's Co.	172,200	12,986
Construction & Engineering - 1.9%
Fluor Corp. (a)	648,700	12,001
Willscot Mobile Mini Holdings (a)	468,800	13,595
		25,596
Machinery - 1.0%
Allison Transmission Holdings, Inc.	320,052	13,541
Marine - 1.0%
Kirby Corp. (a)	198,600	12,975
Professional Services - 4.1%
ASGN, Inc. (a)	104,100	10,732
KBR, Inc.	233,500	9,513
Manpower, Inc.	124,900	15,112
Nielsen Holdings PLC	668,100	18,179
		53,536
Road & Rail - 1.6%
Ryder System, Inc.	111,200	9,095
TFI International, Inc. (Canada)	131,100	12,606
		21,701
Trading Companies & Distributors - 3.5%
AerCap Holdings NV (a)	164,000	9,676
Beacon Roofing Supply, Inc. (a)	276,700	15,672
Univar, Inc. (a)	740,300	20,055
		45,403

TOTAL INDUSTRIALS		218,807

INFORMATION TECHNOLOGY - 5.5%
Electronic Equipment & Components - 1.0%
Flex Ltd. (a)	738,000	13,483
IT Services - 2.2%
DXC Technology Co. (a)	372,400	14,121
Unisys Corp. (a)	565,332	14,535
		28,656
Software - 2.3%
NortonLifeLock, Inc.	402,500	11,133
SS&C Technologies Holdings, Inc.	246,200	18,187
		29,320

TOTAL INFORMATION TECHNOLOGY		71,459

MATERIALS - 8.1%
Chemicals - 4.5%
Axalta Coating Systems Ltd. (a)	444,100	14,407
Olin Corp.	489,183	23,916
Tronox Holdings PLC	862,300	20,247
		58,570
Construction Materials - 0.8%
Eagle Materials, Inc.	72,300	10,611
Containers & Packaging - 1.9%
Crown Holdings, Inc.	114,254	11,796
O-I Glass, Inc. (a)	721,800	13,303
		25,099
Metals & Mining - 0.9%
Constellium NV (a)	615,100	10,986

TOTAL MATERIALS		105,266

REAL ESTATE - 9.3%
Equity Real Estate Investment Trusts (REITs) - 7.4%
American Tower Corp.	68,708	17,552
Americold Realty Trust	396,100	15,060
CubeSmart	557,400	24,409
Equinix, Inc.	26,700	19,670
Equity Lifestyle Properties, Inc.	279,800	19,827
		96,518
Real Estate Management & Development - 1.9%
Cushman & Wakefield PLC (a)	1,287,400	24,473

TOTAL REAL ESTATE		120,991

UTILITIES - 7.4%
Electric Utilities - 2.8%
Edison International	365,600	20,426
PG&E Corp. (a)	1,644,400	16,674
		37,100
Independent Power and Renewable Electricity Producers - 2.3%
The AES Corp.	733,000	18,626
Vistra Corp.	674,000	10,899
		29,525
Multi-Utilities - 2.3%
CenterPoint Energy, Inc.	707,200	17,892
MDU Resources Group, Inc.	378,400	12,737
		30,629

TOTAL UTILITIES		97,254

TOTAL COMMON STOCKS
(Cost $908,568)		1,255,821

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.03% (b)
(Cost $48,585)	48,575,173	48,585
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $957,153)		1,304,406
NET OTHER ASSETS (LIABILITIES) - 0.2%		2,819
NET ASSETS - 100%		$1,307,225

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$7
Fidelity Securities Lending Cash Central Fund	1
Total	$8

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$34,006	$34,006	$--	$--
Consumer Discretionary	144,866	144,866	--	--
Consumer Staples	52,640	52,640	--	--
Energy	69,014	69,014	--	--
Financials	254,710	254,710	--	--
Health Care	86,808	86,808	--	--
Industrials	218,807	218,807	--	--
Information Technology	71,459	71,459	--	--
Materials	105,266	105,266	--	--
Real Estate	120,991	120,991	--	--
Utilities	97,254	97,254	--	--
Money Market Funds	48,585	48,585	--	--
Total Investments in Securities:	$1,304,406	$1,304,406	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.4%
United Kingdom	5.4%
Canada	4.0%
Bermuda	3.5%
Ireland	2.0%
Singapore	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $908,568)	$1,255,821
Fidelity Central Funds (cost $48,585)	48,585
Total Investment in Securities (cost $957,153)		$1,304,406
Receivable for investments sold		1,046
Receivable for fund shares sold		3,917
Dividends receivable		820
Distributions receivable from Fidelity Central Funds		1
Other receivables		8
Total assets		1,310,198
Liabilities
Payable for investments purchased	$961
Payable for fund shares redeemed	922
Accrued management fee	695
Transfer agent fee payable	154
Distribution and service plan fees payable	176
Other affiliated payables	34
Other payables and accrued expenses	31
Total liabilities		2,973
Net Assets		$1,307,225
Net Assets consist of:
Paid in capital		$917,676
Total accumulated earnings (loss)		389,549
Net Assets		$1,307,225
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($261,353 ÷ 5,971.27 shares)(a)		$43.77
Maximum offering price per share (100/94.25 of $43.77)		$46.44
Class M:
Net Asset Value and redemption price per share ($265,230 ÷ 5,685.38 shares)(a)		$46.65
Maximum offering price per share (100/96.50 of $46.65)		$48.34
Class C:
Net Asset Value and offering price per share ($15,562 ÷ 423.46 shares)(a)		$36.75
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($531,872 ÷ 10,062.58 shares)		$52.86
Class K:
Net Asset Value, offering price and redemption price per share ($60,550 ÷ 1,147.17 shares)		$52.78
Class I:
Net Asset Value, offering price and redemption price per share ($172,658 ÷ 3,529.85 shares)		$48.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$6,923
Income from Fidelity Central Funds (including $1 from security lending)		8
Total income		6,931
Expenses
Management fee
Basic fee	$2,656
Performance adjustment	603
Transfer agent fees	819
Distribution and service plan fees	946
Accounting fees	167
Custodian fees and expenses	6
Independent trustees' fees and expenses	2
Registration fees	89
Audit	30
Legal	2
Miscellaneous	2
Total expenses before reductions	5,322
Expense reductions	(31)
Total expenses after reductions		5,291
Net investment income (loss)		1,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	84,104
Foreign currency transactions	(5)
Total net realized gain (loss)		84,099
Change in net unrealized appreciation (depreciation) on investment securities		206,793
Net gain (loss)		290,892
Net increase (decrease) in net assets resulting from operations		$292,532

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,640	$8,096
Net realized gain (loss)	84,099	(41,544)
Change in net unrealized appreciation (depreciation)	206,793	38,216
Net increase (decrease) in net assets resulting from operations	292,532	4,768
Distributions to shareholders	(6,556)	(45,643)
Share transactions - net increase (decrease)	232,320	(74,892)
Total increase (decrease) in net assets	518,296	(115,767)
Net Assets
Beginning of period	788,929	904,696
End of period	$1,307,225	$788,929

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Strategies Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.58	$33.23	$33.48	$38.91	$40.25	$39.01
Income from Investment Operations
Net investment income (loss)A	.05	.29	.42B	.35	.60C	.56
Net realized and unrealized gain (loss)	11.43	.87	3.66	(2.50)	6.13	1.09
Total from investment operations	11.48	1.16	4.08	(2.15)	6.73	1.65
Distributions from net investment income	(.29)	(.46)D	(.29)	(.51)	(.56)	(.40)
Distributions from net realized gain	–	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(.29)	(1.81)E	(4.33)	(3.28)	(8.07)E	(.41)
Net asset value, end of period	$43.77	$32.58	$33.23	$33.48	$38.91	$40.25
Total ReturnF,G,H	35.47%	3.53%	16.34%	(6.16)%	19.84%	4.33%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.14%K	1.03%	1.02%	.91%	.91%	.86%
Expenses net of fee waivers, if any	1.14%K	1.02%	1.02%	.91%	.91%	.86%
Expenses net of all reductions	1.13%K	1.01%	1.01%	.90%	.90%	.86%
Net investment income (loss)	.24%K	1.03%	1.39%B	.98%L	1.64%C	1.48%
Supplemental Data
Net assets, end of period (in millions)	$261	$191	$204	$175	$212	$203
Portfolio turnover rateM	68%K	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.10%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L The 2018 net investment income (loss) ratio has been restated to reflect the reclassification of certain distributions received by the fund.

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$34.67	$35.23	$35.16	$40.69	$41.72	$40.40
Income from Investment Operations
Net investment income (loss)A	–B	.24	.37C	.28	.54D	.49
Net realized and unrealized gain (loss)	12.18	.92	3.93	(2.63)	6.40	1.14
Total from investment operations	12.18	1.16	4.30	(2.35)	6.94	1.63
Distributions from net investment income	(.20)	(.37)E	(.19)	(.41)	(.46)	(.30)
Distributions from net realized gain	–	(1.34)E	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(.20)	(1.72)F	(4.23)	(3.18)	(7.97)F	(.31)
Net asset value, end of period	$46.65	$34.67	$35.23	$35.16	$40.69	$41.72
Total ReturnG,H,I	35.30%	3.32%	16.07%	(6.38)%	19.57%	4.11%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.37%L	1.25%	1.25%	1.14%	1.13%	1.08%
Expenses net of fee waivers, if any	1.37%L	1.25%	1.24%	1.14%	1.13%	1.08%
Expenses net of all reductions	1.36%L	1.24%	1.24%	1.13%	1.13%	1.07%
Net investment income (loss)	.01%L	.81%	1.16%C	.75%	1.42%D	1.27%
Supplemental Data
Net assets, end of period (in millions)	$265	$204	$234	$225	$271	$263
Portfolio turnover rateM	68%L	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions per share do not sum due to rounding.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Annualized

 M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.33	$28.07	$28.95	$34.09	$36.19	$35.12
Income from Investment Operations
Net investment income (loss)A	(.09)	.05	.15B	.06	.28C	.24
Net realized and unrealized gain (loss)	9.61	.71	3.04	(2.16)	5.43	.97
Total from investment operations	9.52	.76	3.19	(2.10)	5.71	1.21
Distributions from net investment income	(.10)	(.16)D	(.03)	(.27)	(.30)	(.13)
Distributions from net realized gain	–	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(.10)	(1.50)	(4.07)	(3.04)	(7.81)E	(.14)
Net asset value, end of period	$36.75	$27.33	$28.07	$28.95	$34.09	$36.19
Total ReturnF,G,H	34.92%	2.73%	15.41%	(6.89)%	18.97%	3.49%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.92%K	1.83%	1.82%	1.68%	1.68%	1.63%
Expenses net of fee waivers, if any	1.92%K	1.83%	1.82%	1.68%	1.68%	1.63%
Expenses net of all reductions	1.92%K	1.82%	1.82%	1.67%	1.67%	1.63%
Net investment income (loss)	(.55)%K	.23%	.58%B	.21%	.87%C	.72%
Supplemental Data
Net assets, end of period (in millions)	$16	$11	$14	$34	$46	$44
Portfolio turnover rateL	68%K	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the contingent deferred sales charge.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Strategies Fund

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$39.30	$39.68	$39.04	$44.81	$45.17	$43.72
Income from Investment Operations
Net investment income (loss)A	.12	.43	.60B	.52	.81C	.76
Net realized and unrealized gain (loss)	13.79	1.07	4.46	(2.92)	7.01	1.21
Total from investment operations	13.91	1.50	5.06	(2.40)	7.82	1.97
Distributions from net investment income	(.35)	(.54)D	(.38)	(.61)	(.66)	(.51)
Distributions from net realized gain	–	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(.35)	(1.88)	(4.42)	(3.37)E	(8.18)	(.52)
Net asset value, end of period	$52.86	$39.30	$39.68	$39.04	$44.81	$45.17
Total ReturnF,G	35.65%	3.85%	16.63%	(5.89)%	20.18%	4.64%
Ratios to Average Net AssetsH,I
Expenses before reductions	.86%J	.76%	.74%	.63%	.62%	.56%
Expenses net of fee waivers, if any	.86%J	.76%	.74%	.63%	.62%	.56%
Expenses net of all reductions	.86%J	.75%	.74%	.62%	.62%	.55%
Net investment income (loss)	.52%J	1.30%	1.66%B	1.26%	1.93%C	1.79%
Supplemental Data
Net assets, end of period (in millions)	$532	$285	$332	$324	$436	$713
Portfolio turnover rateK	68%J	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.57%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class K

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$39.27	$39.65	$39.03	$44.82	$45.18	$43.74
Income from Investment Operations
Net investment income (loss)A	.15	.48	.64B	.58	.86C	.80
Net realized and unrealized gain (loss)	13.76	1.07	4.46	(2.93)	7.02	1.22
Total from investment operations	13.91	1.55	5.10	(2.35)	7.88	2.02
Distributions from net investment income	(.40)	(.59)D	(.44)	(.67)	(.72)	(.57)
Distributions from net realized gain	–	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(.40)	(1.93)	(4.48)	(3.44)	(8.24)	(.58)
Net asset value, end of period	$52.78	$39.27	$39.65	$39.03	$44.82	$45.18
Total ReturnE,F	35.73%	3.99%	16.80%	(5.80)%	20.36%	4.76%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%I	.62%	.61%	.50%	.50%	.44%
Expenses net of fee waivers, if any	.75%I	.61%	.61%	.50%	.50%	.44%
Expenses net of all reductions	.74%I	.60%	.61%	.49%	.49%	.43%
Net investment income (loss)	.63%I	1.44%	1.79%B	1.39%	2.05%C	1.91%
Supplemental Data
Net assets, end of period (in millions)	$61	$37	$49	$49	$79	$68
Portfolio turnover rateJ	68%I	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.40	$36.90	$36.64	$42.27	$43.07	$41.71
Income from Investment Operations
Net investment income (loss)A	.11	.40	.55B	.48	.74C	.70
Net realized and unrealized gain (loss)	12.75	.98	4.12	(2.75)	6.64	1.15
Total from investment operations	12.86	1.38	4.67	(2.27)	7.38	1.85
Distributions from net investment income	(.35)	(.53)D	(.37)	(.59)	(.66)	(.48)
Distributions from net realized gain	–	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(.35)	(1.88)E	(4.41)	(3.36)	(8.18)	(.49)
Net asset value, end of period	$48.91	$36.40	$36.90	$36.64	$42.27	$43.07
Total ReturnF,G	35.61%	3.80%	16.64%	(5.95)%	20.13%	4.57%
Ratios to Average Net AssetsH,I
Expenses before reductions	.89%J	.78%	.78%	.67%	.67%	.61%
Expenses net of fee waivers, if any	.89%J	.78%	.78%	.67%	.67%	.61%
Expenses net of all reductions	.88%J	.77%	.77%	.66%	.66%	.61%
Net investment income (loss)	.49%J	1.27%	1.63%B	1.22%	1.88%C	1.74%
Supplemental Data
Net assets, end of period (in millions)	$173	$61	$72	$62	$72	$73
Portfolio turnover rateK	68%J	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.34%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.53%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$356,228
Gross unrealized depreciation	(13,295)
Net unrealized appreciation (depreciation)	$342,933
Tax cost	$961,473

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(36,691)
Long-term	(1,927)
Total capital loss carryforward	$(38,618)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Strategies Fund	518,417	334,066

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$283	$7
Class M	.25%	.25%	597	37
Class C	.75%	.25%	66	10
			$946	$54

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20
Class M	3
Class C(a)	–(b)
$23

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets (a)
Class A	$205.18
Class M	196.16
Class C	15.22
Fidelity Value Strategies Fund	303.16
Class K	11.04
Class I	89.18
	$819

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Value Strategies Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Strategies Fund	$8

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Strategies Fund	35,182	6,762

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Value Strategies Fund	$1

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Strategies Fund	$–(a)	$–	$–

 (a) In the amount of less than five hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $30 for the period

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Value Strategies Fund
Distributions to shareholders
Class A	$1,656	$10,967
Class M	1,180	11,294
Class C	40	715
Fidelity Value Strategies Fund	2,562	16,344
Class K	519	2,635
Class I	599	3,688
Total	$6,556	$45,643

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Value Strategies Fund
Class A
Shares sold	433	562	$17,663	$14,707
Reinvestment of distributions	46	325	1,564	10,468
Shares redeemed	(374)	(1,153)	(14,139)	(31,522)
Net increase (decrease)	105	(266)	$5,088	$(6,347)
Class M
Shares sold	121	233	$5,113	$6,817
Reinvestment of distributions	30	306	1,087	10,508
Shares redeemed	(343)	(1,318)	(14,044)	(38,923)
Net increase (decrease)	(192)	(779)	$(7,844)	$(21,598)
Class C
Shares sold	97	96	$3,306	$1,957
Reinvestment of distributions	1	26	39	705
Shares redeemed	(92)	(191)	(3,001)	(4,381)
Net increase (decrease)	6	(69)	$344	$(1,719)
Fidelity Value Strategies Fund
Shares sold	3,717	1,873	$181,572	$64,949
Reinvestment of distributions	59	399	2,426	15,456
Shares redeemed	(961)	(3,381)	(44,469)	(109,785)
Net increase (decrease)	2,815	(1,109)	$139,529	$(29,380)
Class K
Shares sold	794	580	$34,989	$20,190
Reinvestment of distributions	13	68	519	2,635
Shares redeemed	(602)	(947)	(26,017)	(30,980)
Net increase (decrease)	205	(299)	$9,491	$(8,155)
Class I
Shares sold	2,066	367	$94,643	$11,900
Reinvestment of distributions	15	97	571	3,475
Shares redeemed	(221)	(744)	(9,502)	(23,068)
Net increase (decrease)	1,860	(280)	$85,712	$(7,693)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Value Strategies Fund
Class A	1.14%
Actual		$1,000.00	$1,354.70	$6.69
Hypothetical-C		$1,000.00	$1,019.25	$5.74
Class M	1.37%
Actual		$1,000.00	$1,353.00	$8.04
Hypothetical-C		$1,000.00	$1,018.10	$6.89
Class C	1.92%
Actual		$1,000.00	$1,349.20	$11.25
Hypothetical-C		$1,000.00	$1,015.36	$9.65
Fidelity Value Strategies Fund	.86%
Actual		$1,000.00	$1,356.50	$5.05
Hypothetical-C		$1,000.00	$1,020.64	$4.33
Class K	.75%
Actual		$1,000.00	$1,357.30	$4.41
Hypothetical-C		$1,000.00	$1,021.19	$3.78
Class I	.89%
Actual		$1,000.00	$1,356.10	$5.23
Hypothetical-C		$1,000.00	$1,020.49	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Strategies Fund

2020 Total Return % vs. Morningstar Mid-Cap Value and Russell Midcap Value:

75% beaten
25% beaten
Benchmark
Class K
Class C
-6.00
-8.00
-10.00
-12.00
-14.00
-7.30
-7.53
-8.67
-7.20
-13.37
5.0
0.0
-5.0
-10.0
2.5
-1.2
-4.7
2.1
-8.4
40.0
35.0
30.0
25.0
20.0
15.0
36.2
29.5
22.0
35.0
19.3
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	69%	61%	55%
Class A	66%	53%	44%
Class C	61%	40%	29%
Class I	69%	59%	54%
Class K	70%	62%	57%
Class M	63%	51%	38%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SO-SANN-0721
1.704744.123

Fidelity Advisor® Equity Income Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Bristol-Myers Squibb Co.	3.1
Wells Fargo & Co.	3.1
Verizon Communications, Inc.	2.5
Cisco Systems, Inc.	2.2
Amdocs Ltd.	2.1
Merck & Co., Inc.	2.0
Unilever PLC sponsored ADR	1.9
Philip Morris International, Inc.	1.9
General Dynamics Corp.	1.8
AbbVie, Inc.	1.7
22.3

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Health Care	17.5
Financials	16.5
Industrials	12.9
Information Technology	11.7
Consumer Staples	10.5

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	97.6%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 17.8%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 2.9%
Deutsche Telekom AG	278,100	$5,779
Verizon Communications, Inc.	742,590	41,949
		47,728
Entertainment - 0.8%
Cinemark Holdings, Inc. (a)(b)	268,600	6,086
The Walt Disney Co. (a)	43,700	7,807
		13,893
Media - 3.4%
Cogeco Communications, Inc.	87,400	8,401
Comcast Corp. Class A	225,700	12,942
Interpublic Group of Companies, Inc.	463,900	15,629
Omnicom Group, Inc.	230,500	18,956
		55,928

TOTAL COMMUNICATION SERVICES		117,549

CONSUMER DISCRETIONARY - 4.4%
Auto Components - 0.5%
BorgWarner, Inc.	166,200	8,524
Household Durables - 0.5%
Whirlpool Corp.	35,400	8,393
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	289,900	17,649
Leisure Products - 0.3%
Allstar Co-Invest Blocker LP (a)(c)	24,619	5,659
Multiline Retail - 0.5%
Kohl's Corp.	66,500	3,690
Nordstrom, Inc. (a)	132,500	4,444
		8,134
Specialty Retail - 0.8%
Lowe's Companies, Inc.	67,200	13,093
Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp. (a)	36,000	4,134
Tapestry, Inc. (a)	167,200	7,506
		11,640

TOTAL CONSUMER DISCRETIONARY		73,092

CONSUMER STAPLES - 10.5%
Beverages - 1.7%
Keurig Dr. Pepper, Inc.	236,000	8,723
The Coca-Cola Co.	357,200	19,750
		28,473
Food & Staples Retailing - 0.5%
Kroger Co.	233,000	8,616
Food Products - 0.5%
The J.M. Smucker Co.	57,600	7,678
Household Products - 2.2%
Kimberly-Clark Corp.	65,900	8,609
Procter & Gamble Co.	124,900	16,843
Reynolds Consumer Products, Inc.	332,200	10,013
		35,465
Personal Products - 1.9%
Unilever PLC sponsored ADR	535,600	32,120
Tobacco - 3.7%
Altria Group, Inc.	281,100	13,836
British American Tobacco PLC sponsored ADR	194,201	7,510
Imperial Brands PLC	392,198	8,915
Philip Morris International, Inc.	328,600	31,687
		61,948

TOTAL CONSUMER STAPLES		174,300

ENERGY - 4.4%
Oil, Gas & Consumable Fuels - 4.4%
BP PLC sponsored ADR	577,900	15,158
Enterprise Products Partners LP	418,800	9,888
Exxon Mobil Corp.	456,600	26,652
Royal Dutch Shell PLC Class A sponsored ADR (b)	354,000	13,668
Suncor Energy, Inc.	245,400	5,705
Viper Energy Partners LP	146,700	2,645
		73,716
FINANCIALS - 16.5%
Banks - 5.8%
Bank OZK	151,300	6,462
Citigroup, Inc.	135,300	10,649
Huntington Bancshares, Inc.	756,700	12,001
M&T Bank Corp.	101,400	16,294
Wells Fargo & Co.	1,084,850	50,684
		96,090
Capital Markets - 3.2%
Apollo Global Management LLC Class A (b)	180,500	10,350
Bank of New York Mellon Corp.	338,900	17,650
State Street Corp.	296,599	25,798
		53,798
Consumer Finance - 0.6%
Capital One Financial Corp.	66,500	10,692
Insurance - 6.9%
Assurant, Inc.	66,600	10,733
AXA SA	336,100	9,280
Chubb Ltd.	111,784	19,002
Fairfax Financial Holdings Ltd. (sub. vtg.)	16,300	7,614
First American Financial Corp.	309,400	19,898
Hartford Financial Services Group, Inc.	109,900	7,182
Old Republic International Corp.	518,500	13,616
The Travelers Companies, Inc.	169,800	27,117
		114,442

TOTAL FINANCIALS		275,022

HEALTH CARE - 17.5%
Biotechnology - 1.7%
AbbVie, Inc.	255,200	28,889
Health Care Providers & Services - 5.7%
Anthem, Inc.	45,300	18,039
Cigna Corp.	81,300	21,045
CVS Health Corp.	231,636	20,023
McKesson Corp.	75,500	14,525
Premier, Inc.	241,200	7,960
UnitedHealth Group, Inc.	30,400	12,522
		94,114
Pharmaceuticals - 10.1%
Bristol-Myers Squibb Co.	800,000	52,573
Johnson & Johnson	156,418	26,474
Merck & Co., Inc.	430,300	32,655
Roche Holding AG (participation certificate)	57,730	20,084
Royalty Pharma PLC (b)	208,000	8,345
Sanofi SA sponsored ADR	529,200	28,275
		168,406

TOTAL HEALTH CARE		291,409

INDUSTRIALS - 12.9%
Aerospace & Defense - 4.4%
General Dynamics Corp.	157,800	29,968
L3Harris Technologies, Inc.	42,200	9,202
Northrop Grumman Corp.	26,900	9,842
Raytheon Technologies Corp.	273,907	24,298
		73,310
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	38,600	8,284
Building Products - 0.7%
Owens Corning	113,400	12,094
Electrical Equipment - 0.4%
Regal Beloit Corp.	50,400	7,168
Industrial Conglomerates - 2.1%
3M Co.	77,300	15,695
General Electric Co.	1,092,754	15,364
Rheinmetall AG	32,100	3,333
		34,392
Machinery - 3.2%
Allison Transmission Holdings, Inc.	492,300	20,829
ITT, Inc.	88,600	8,320
Otis Worldwide Corp.	173,453	13,587
Stanley Black & Decker, Inc.	45,700	9,908
		52,644
Professional Services - 1.6%
CACI International, Inc. Class A (a)	16,500	4,207
Intertrust NV (d)	564,300	10,406
Manpower, Inc.	57,900	7,005
Science Applications International Corp.	61,600	5,535
		27,153

TOTAL INDUSTRIALS		215,045

INFORMATION TECHNOLOGY - 11.7%
Communications Equipment - 2.2%
Cisco Systems, Inc.	688,053	36,398
Electronic Equipment & Components - 0.6%
Hitachi Ltd.	186,800	9,786
IT Services - 6.4%
Amdocs Ltd.	435,722	34,030
Capgemini SA	94,700	17,677
Fidelity National Information Services, Inc.	103,700	15,449
Fiserv, Inc. (a)	92,000	10,598
Genpact Ltd.	119,200	5,452
IBM Corp.	108,200	15,553
Maximus, Inc.	90,100	8,350
		107,109
Software - 2.0%
Micro Focus International PLC	690,500	5,087
NortonLifeLock, Inc.	185,200	5,123
Open Text Corp.	263,400	12,406
SS&C Technologies Holdings, Inc.	151,400	11,184
		33,800
Technology Hardware, Storage & Peripherals - 0.5%
Samsung Electronics Co. Ltd.	112,970	8,204

TOTAL INFORMATION TECHNOLOGY		195,297

MATERIALS - 3.4%
Chemicals - 2.0%
CF Industries Holdings, Inc.	241,600	12,846
DuPont de Nemours, Inc.	145,166	12,280
LyondellBasell Industries NV Class A	75,000	8,447
		33,573
Metals & Mining - 1.4%
Newmont Corp.	302,500	22,228

TOTAL MATERIALS		55,801

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Corporate Office Properties Trust (SBI)	362,000	9,991
Douglas Emmett, Inc.	153,000	5,312
Highwoods Properties, Inc. (SBI)	299,500	13,681
Ryman Hospitality Properties, Inc. (a)	95,600	7,161
		36,145
UTILITIES - 7.0%
Electric Utilities - 5.4%
Duke Energy Corp.	253,000	25,356
Edison International	274,664	15,345
Entergy Corp.	76,100	8,010
Exelon Corp.	317,200	14,312
FirstEnergy Corp.	182,600	6,922
Pinnacle West Capital Corp.	66,900	5,658
PPL Corp.	285,800	8,320
Southern Co.	82,900	5,299
		89,222
Independent Power and Renewable Electricity Producers - 0.3%
Vistra Corp.	319,700	5,170
Multi-Utilities - 1.3%
CenterPoint Energy, Inc.	879,100	22,241

TOTAL UTILITIES		116,633

TOTAL COMMON STOCKS
(Cost $1,295,350)		1,624,009

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(e)(f)
(Cost $5,865)	5,865,354	2,604

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.03% (g)	29,511,091	29,517
Fidelity Securities Lending Cash Central Fund 0.03% (g)(h)	32,683,506	32,687
TOTAL MONEY MARKET FUNDS
(Cost $62,204)		62,204
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $1,363,419)		1,688,817
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(25,752)
NET ASSETS - 100%		$1,663,065

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,263,000 or 0.5% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,406,000 or 0.6% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Allstar Co-Invest Blocker LP	8/1/11	$3,098
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$5,865

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$8
Fidelity Securities Lending Cash Central Fund	28
Total	$36

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$117,549	$117,549	$--	$--
Consumer Discretionary	73,092	67,433	5,659	--
Consumer Staples	174,300	174,300	--	--
Energy	73,716	73,716	--	--
Financials	275,022	275,022	--	--
Health Care	291,409	291,409	--	--
Industrials	215,045	215,045	--	--
Information Technology	195,297	190,210	5,087	--
Materials	55,801	55,801	--	--
Real Estate	36,145	36,145	--	--
Utilities	116,633	116,633	--	--
Other	2,604	--	--	2,604
Money Market Funds	62,204	62,204	--	--
Total Investments in Securities:	$1,688,817	$1,675,467	$10,746	$2,604

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.2%
United Kingdom	4.9%
France	3.4%
Switzerland	2.3%
Bailiwick of Guernsey	2.1%
Canada	2.0%
Netherlands	1.1%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $31,509) — See accompanying schedule: Unaffiliated issuers (cost $1,301,215)	$1,626,613
Fidelity Central Funds (cost $62,204)	62,204
Total Investment in Securities (cost $1,363,419)		$1,688,817
Cash		2,578
Restricted cash		25
Receivable for investments sold		3,000
Receivable for fund shares sold		575
Dividends receivable		4,127
Distributions receivable from Fidelity Central Funds		21
Other receivables		67
Total assets		1,699,210
Liabilities
Payable for investments purchased	$836
Payable for fund shares redeemed	1,204
Accrued management fee	589
Distribution and service plan fees payable	465
Other affiliated payables	277
Other payables and accrued expenses	88
Collateral on securities loaned	32,686
Total liabilities		36,145
Net Assets		$1,663,065
Net Assets consist of:
Paid in capital		$1,254,685
Total accumulated earnings (loss)		408,380
Net Assets		$1,663,065
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($711,601.1 ÷ 21,037.721 shares)(a)		$33.83
Maximum offering price per share (100/94.25 of $33.83)		$35.89
Class M:
Net Asset Value and redemption price per share ($616,065.4 ÷ 17,691.436 shares)(a)		$34.82
Maximum offering price per share (100/96.50 of $34.82)		$36.08
Class C:
Net Asset Value and offering price per share ($71,661.7 ÷ 2,093.748 shares)(a)		$34.23
Class I:
Net Asset Value, offering price and redemption price per share ($230,059.6 ÷ 6,419.668 shares)		$35.84
Class Z:
Net Asset Value, offering price and redemption price per share ($33,677.6 ÷ 940.825 shares)		$35.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$20,218
Income from Fidelity Central Funds (including $28 from security lending)		36
Total income		20,254
Expenses
Management fee	$3,250
Transfer agent fees	1,346
Distribution and service plan fees	2,589
Accounting fees	238
Custodian fees and expenses	17
Independent trustees' fees and expenses	3
Registration fees	43
Audit	32
Legal	3
Miscellaneous	2
Total expenses before reductions	7,523
Expense reductions	(36)
Total expenses after reductions		7,487
Net investment income (loss)		12,767
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,309
Foreign currency transactions	9
Total net realized gain (loss)		78,318
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	218,824
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		218,834
Net gain (loss)		297,152
Net increase (decrease) in net assets resulting from operations		$309,919

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,767	$33,072
Net realized gain (loss)	78,318	3,568
Change in net unrealized appreciation (depreciation)	218,834	(59,755)
Net increase (decrease) in net assets resulting from operations	309,919	(23,115)
Distributions to shareholders	(15,802)	(120,284)
Share transactions - net increase (decrease)	(23,999)	(103,256)
Total increase (decrease) in net assets	270,118	(246,655)
Net Assets
Beginning of period	1,392,947	1,639,602
End of period	$1,663,065	$1,392,947

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Income Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.88	$30.22	$31.53	$34.96	$32.05	$31.10
Income from Investment Operations
Net investment income (loss)A	.27	.65	.67	.68	.62	.59
Net realized and unrealized gain (loss)	6.02	(.67)	2.08	(.37)B	3.32	3.13
Total from investment operations	6.29	(.02)	2.75	.31	3.94	3.72
Distributions from net investment income	(.34)	(.66)	(.65)	(.78)	(.58)C	(.66)
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(.34)	(2.32)E	(4.06)	(3.74)E	(1.03)E	(2.77)
Net asset value, end of period	$33.83	$27.88	$30.22	$31.53	$34.96	$32.05
Total ReturnF,G,H	22.75%	.02%	11.73%	.77%B	12.55%	13.52%
Ratios to Average Net AssetsI,J
Expenses before reductions	.90%K	.92%	.93%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.90%K	.92%	.92%	.93%	.94%	.95%
Expenses net of all reductions	.90%K	.92%	.92%	.91%	.93%	.95%
Net investment income (loss)	1.76%K	2.51%	2.37%	2.11%	1.88%	2.01%
Supplemental Data
Net assets, end of period (in millions)	$712	$591	$660	$609	$686	$703
Portfolio turnover rateL	47%K	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .64%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.69	$31.02	$32.24	$35.65	$32.66	$31.64
Income from Investment Operations
Net investment income (loss)A	.24	.60	.62	.62	.56	.53
Net realized and unrealized gain (loss)	6.19	(.68)	2.15	(.38)B	3.38	3.19
Total from investment operations	6.43	(.08)	2.77	.24	3.94	3.72
Distributions from net investment income	(.30)	(.59)	(.58)	(.70)	(.50)C	(.59)
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(.30)	(2.25)E	(3.99)	(3.65)	(.95)E	(2.70)
Net asset value, end of period	$34.82	$28.69	$31.02	$32.24	$35.65	$32.66
Total ReturnF,G,H	22.59%	(.22)%	11.46%	.56%B	12.29%	13.24%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.14%K	1.16%	1.16%	1.16%	1.17%	1.18%
Expenses net of fee waivers, if any	1.14%K	1.16%	1.16%	1.16%	1.17%	1.18%
Expenses net of all reductions	1.14%K	1.15%	1.16%	1.15%	1.17%	1.18%
Net investment income (loss)	1.52%K	2.28%	2.14%	1.88%	1.64%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$616	$534	$642	$662	$775	$787
Portfolio turnover rateL	47%K	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .43%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.21	$30.52	$31.73	$35.15	$32.21	$31.24
Income from Investment Operations
Net investment income (loss)A	.15	.45	.45	.44	.37	.37
Net realized and unrealized gain (loss)	6.09	(.66)	2.12	(.39)B	3.35	3.14
Total from investment operations	6.24	(.21)	2.57	.05	3.72	3.51
Distributions from net investment income	(.22)	(.43)	(.37)	(.52)	(.32)C	(.43)
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(.22)	(2.10)	(3.78)	(3.47)	(.78)	(2.54)
Net asset value, end of period	$34.23	$28.21	$30.52	$31.73	$35.15	$32.21
Total ReturnE,F,G	22.25%	(.77)%	10.86%	(.01)%B	11.72%	12.63%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.70%J	1.72%	1.72%	1.70%	1.70%	1.72%
Expenses net of fee waivers, if any	1.70%J	1.72%	1.71%	1.69%	1.70%	1.72%
Expenses net of all reductions	1.70%J	1.72%	1.71%	1.68%	1.70%	1.71%
Net investment income (loss)	.96%J	1.71%	1.58%	1.34%	1.11%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$72	$63	$84	$160	$195	$198
Portfolio turnover rateK	47%J	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (.14)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.51	$31.85	$32.99	$36.40	$33.31	$32.21
Income from Investment Operations
Net investment income (loss)A	.33	.75	.78	.80	.74	.69
Net realized and unrealized gain (loss)	6.37	(.70)	2.21	(.39)B	3.46	3.26
Total from investment operations	6.70	.05	2.99	.41	4.20	3.95
Distributions from net investment income	(.37)	(.72)	(.72)	(.87)	(.65)C	(.74)
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(.37)	(2.39)	(4.13)	(3.82)	(1.11)	(2.85)
Net asset value, end of period	$35.84	$29.51	$31.85	$32.99	$36.40	$33.31
Total ReturnE,F	22.91%	.27%	12.00%	1.05%B	12.86%	13.82%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%I	.67%	.67%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.65%I	.67%	.67%	.67%	.68%	.69%
Expenses net of all reductions	.65%I	.66%	.67%	.66%	.68%	.68%
Net investment income (loss)	2.01%I	2.77%	2.63%	2.37%	2.14%	2.27%
Supplemental Data
Net assets, end of period (in millions)	$230	$178	$227	$243	$269	$439
Portfolio turnover rateJ	47%I	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been .92%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.48	$31.82	$32.96	$36.38	$33.30	$32.21
Income from Investment Operations
Net investment income (loss)A	.35	.79	.82	.85	.79	.74
Net realized and unrealized gain (loss)	6.36	(.70)	2.21	(.40)B	3.46	3.24
Total from investment operations	6.71	.09	3.03	.45	4.25	3.98
Distributions from net investment income	(.39)	(.76)	(.77)	(.91)	(.71)C	(.79)
Distributions from net realized gain	–D	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(.39)	(2.43)	(4.17)E	(3.87)E	(1.17)	(2.89)E
Net asset value, end of period	$35.80	$29.48	$31.82	$32.96	$36.38	$33.30
Total ReturnF,G	22.98%	.43%	12.18%	1.16%B	13.02%	13.96%
Ratios to Average Net AssetsH,I
Expenses before reductions	.51%J	.53%	.53%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.51%J	.52%	.53%	.53%	.53%	.54%
Expenses net of all reductions	.51%J	.52%	.52%	.52%	.53%	.53%
Net investment income (loss)	2.15%J	2.91%	2.77%	2.51%	2.28%	2.42%
Supplemental Data
Net assets, end of period (in millions)	$34	$26	$27	$22	$23	$15
Portfolio turnover rateK	47%J	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 1.03%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Income Fund	$50

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain conversion ratio adjustments, partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$359,600
Gross unrealized depreciation	(36,273)
Net unrealized appreciation (depreciation)	$323,327
Tax cost	$1,365,490

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Equity Income Fund	2,629.16

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Income Fund	343,866	379,683

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$813	$21
Class M	.25%	.25%	1,439	21
Class C	.75%	.25%	337	27
			$2,589	$69

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$39
Class M	8
Class C(a)	2
$49

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$590.18
Class M	490.17
Class C	78.23
Class I	182.18
Class Z	6.04
	$1,346

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Equity Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Income Fund	$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Income Fund	30,604	50,015

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Income Fund	$1

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Income Fund	$3	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $34 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Income Fund
Distributions to shareholders
Class A	$7,133	$50,413
Class M	5,555	45,467
Class C	484	5,660
Class I	2,275	16,633
Class Z	355	2,111
Total	$15,802	$120,284

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Income Fund
Class A
Shares sold	1,053	1,785	$32,646	$45,360
Reinvestment of distributions	230	1,709	6,742	47,884
Shares redeemed	(1,448)	(4,122)	(44,277)	(105,342)
Net increase (decrease)	(165)	(628)	$(4,889)	$(12,098)
Class M
Shares sold	775	1,555	$24,547	$40,510
Reinvestment of distributions	181	1,540	5,434	44,626
Shares redeemed	(1,868)	(5,199)	(58,802)	(136,971)
Net increase (decrease)	(912)	(2,104)	$(28,821)	$(51,835)
Class C
Shares sold	201	263	$6,256	$6,887
Reinvestment of distributions	16	184	474	5,305
Shares redeemed	(373)	(934)	(11,553)	(23,819)
Net increase (decrease)	(156)	(487)	$(4,823)	$(11,627)
Class I
Shares sold	883	841	$29,358	$22,912
Reinvestment of distributions	66	488	2,069	14,415
Shares redeemed	(569)	(2,417)	(18,351)	(66,691)
Net increase (decrease)	380	(1,088)	$13,076	$(29,364)
Class Z
Shares sold	165	320	$5,396	$8,792
Reinvestment of distributions	10	66	317	1,925
Shares redeemed	(130)	(342)	(4,255)	(9,049)
Net increase (decrease)	45	44	$1,458	$1,668

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Equity Income Fund
Class A	.90%
Actual		$1,000.00	$1,227.50	$5.00
Hypothetical-C		$1,000.00	$1,020.44	$4.53
Class M	1.14%
Actual		$1,000.00	$1,225.90	$6.33
Hypothetical-C		$1,000.00	$1,019.25	$5.74
Class C	1.70%
Actual		$1,000.00	$1,222.50	$9.42
Hypothetical-C		$1,000.00	$1,016.45	$8.55
Class I	.65%
Actual		$1,000.00	$1,229.10	$3.61
Hypothetical-C		$1,000.00	$1,021.69	$3.28
Class Z	.51%
Actual		$1,000.00	$1,229.80	$2.84
Hypothetical-C		$1,000.00	$1,022.39	$2.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Income Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

EPI-SANN-0721
1.704674.123

Fidelity Advisor® Equity Growth Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Microsoft Corp.	9.3
Alphabet, Inc. Class A	9.0
Amazon.com, Inc.	5.4
Apple, Inc.	4.2
UnitedHealth Group, Inc.	4.1
NVIDIA Corp.	3.2
Facebook, Inc. Class A	3.1
Adobe, Inc.	2.7
Qualcomm, Inc.	2.2
Tencent Holdings Ltd.	2.0
45.2

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Information Technology	31.7
Communication Services	17.4
Health Care	14.9
Industrials	11.3
Consumer Discretionary	10.9

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	99.5%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments – 18.9%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 17.4%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom SA (a)	690,951	$41,469
Entertainment - 1.4%
Take-Two Interactive Software, Inc. (b)	156,100	28,966
Warner Music Group Corp. Class A	1,001,700	35,951
		64,917
Interactive Media & Services - 14.5%
Alphabet, Inc. Class A (b)	180,048	424,346
Facebook, Inc. Class A (b)	447,131	146,985
Snap, Inc. Class A (b)	54,300	3,373
Tencent Holdings Ltd.	1,208,183	96,356
Tongdao Liepin Group (b)	1,834,800	5,484
Zoominfo Technologies, Inc.	226,800	9,941
		686,485
Media - 0.6%
Cable One, Inc.	14,800	26,870

TOTAL COMMUNICATION SERVICES		819,741

CONSUMER DISCRETIONARY - 10.9%
Automobiles - 0.5%
Ferrari NV	121,375	25,599
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (b)	2,121,744	30,999
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	75,500	10,600
Compass Group PLC (b)	178,000	4,062
Dalata Hotel Group PLC	446,100	2,406
Flutter Entertainment PLC	88,200	16,553
		33,621
Household Durables - 0.6%
Blu Investments LLC (c)(d)	12,123,162	4
D.R. Horton, Inc.	124,597	11,873
NVR, Inc. (b)	1,761	8,606
Toll Brothers, Inc.	127,300	8,305
		28,788
Internet & Direct Marketing Retail - 6.7%
Alibaba Group Holding Ltd. sponsored ADR (b)	271,066	57,997
Amazon.com, Inc. (b)	79,293	255,567
Coupang, Inc. Class A (b)(e)	38,200	1,558
Pinduoduo, Inc. ADR (b)	14,756	1,843
		316,965
Specialty Retail - 0.1%
Aritzia LP (b)	89,600	2,189
Textiles, Apparel & Luxury Goods - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	61,579	49,097
Prada SpA	2,750,600	19,155
Samsonite International SA (a)(b)	4,408,800	8,339
		76,591

TOTAL CONSUMER DISCRETIONARY		514,752

CONSUMER STAPLES - 3.5%
Beverages - 1.5%
Fever-Tree Drinks PLC	575	21
Kweichow Moutai Co. Ltd. (A Shares)	101,829	35,457
Monster Beverage Corp. (b)	391,300	36,888
		72,366
Household Products - 1.3%
Energizer Holdings, Inc.	565,014	26,013
Reckitt Benckiser Group PLC	267,671	24,170
The Clorox Co.	65,000	11,487
		61,670
Tobacco - 0.7%
Altria Group, Inc.	166,500	8,195
Swedish Match Co. AB	2,560,000	23,748
		31,943

TOTAL CONSUMER STAPLES		165,979

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Reliance Industries Ltd.	2,100,161	62,563
Reliance Industries Ltd.	130,164	2,185
		64,748
FINANCIALS - 5.1%
Banks - 1.0%
Comerica, Inc.	130,300	10,227
HDFC Bank Ltd. (b)	135,292	2,828
HDFC Bank Ltd. sponsored ADR (b)	240,181	18,381
M&T Bank Corp.	62,700	10,075
Metro Bank PLC (b)(e)	48,280	75
Wintrust Financial Corp.	51,700	4,158
		45,744
Capital Markets - 2.1%
BlackRock, Inc. Class A	16,700	14,647
CME Group, Inc.	199,249	43,588
Franklin Resources, Inc.	548,700	18,771
JMP Group, Inc. (b)(e)	135,516	764
MSCI, Inc.	6,411	3,001
S&P Global, Inc.	6,300	2,391
T. Rowe Price Group, Inc.	73,400	14,045
		97,207
Consumer Finance - 0.5%
Capital One Financial Corp.	160,300	25,773
Insurance - 1.5%
American Financial Group, Inc.	183,300	24,390
American International Group, Inc.	290,900	15,371
Arthur J. Gallagher & Co.	215,653	31,617
BRP Group, Inc. (b)	79,100	1,944
		73,322

TOTAL FINANCIALS		242,046

HEALTH CARE - 14.9%
Biotechnology - 3.9%
ACADIA Pharmaceuticals, Inc. (b)	71,900	1,606
Adamas Pharmaceuticals, Inc. (b)	1,027,900	5,684
Affimed NV (b)	337,485	2,993
Alnylam Pharmaceuticals, Inc. (b)	47,800	6,787
Applied Therapeutics, Inc. (b)	247,100	4,752
Atara Biotherapeutics, Inc. (b)	232,900	3,158
Biogen, Inc. (b)	11,400	3,049
BioNTech SE ADR (b)(e)	95,707	19,524
CRISPR Therapeutics AG (b)	51,700	6,110
Evelo Biosciences, Inc. (b)	34,000	456
Exelixis, Inc. (b)	194,100	4,377
Gamida Cell Ltd. (b)(e)	934,668	6,066
Hookipa Pharma, Inc. (b)	173,000	2,887
Innovent Biologics, Inc. (a)(b)	615,500	7,450
Insmed, Inc. (b)	539,889	13,281
Prelude Therapeutics, Inc.	17,000	591
Regeneron Pharmaceuticals, Inc. (b)	106,200	53,358
Rubius Therapeutics, Inc. (b)	80,596	1,969
Seres Therapeutics, Inc. (b)	96,200	2,031
Synlogic, Inc. (b)	596,600	2,231
Vertex Pharmaceuticals, Inc. (b)	132,859	27,718
Vor Biopharma, Inc. (b)(e)	24,477	516
Vor Biopharma, Inc.	252,839	5,068
XOMA Corp. (b)	118,900	3,504
		185,166
Health Care Equipment & Supplies - 2.6%
Axonics Modulation Technologies, Inc. (b)	126,300	7,286
Danaher Corp.	149,997	38,420
Edwards Lifesciences Corp. (b)	215,400	20,657
Insulet Corp. (b)	2,236	603
Intuitive Surgical, Inc. (b)	47,191	39,743
Medacta Group SA (a)(b)	8,040	1,109
Nevro Corp. (b)	30,000	4,521
Outset Medical, Inc.	31,733	1,532
Penumbra, Inc. (b)	34,886	8,690
		122,561
Health Care Providers & Services - 4.6%
Guardant Health, Inc. (b)	23,815	2,956
HealthEquity, Inc. (b)	236,000	19,616
UnitedHealth Group, Inc.	468,992	193,187
		215,759
Health Care Technology - 0.9%
agilon health, Inc. (b)	101,200	3,637
Certara, Inc.	85,823	2,258
MultiPlan Corp. (c)	738,622	6,234
MultiPlan Corp.:
Class A (b)(e)	191,200	1,614
warrants (b)(c)	36,565	91
Schrodinger, Inc. (b)(e)	52,900	3,713
Simulations Plus, Inc. (e)	48,200	2,544
Veeva Systems, Inc. Class A (b)	66,803	19,462
		39,553
Life Sciences Tools & Services - 1.0%
10X Genomics, Inc. (b)	31,196	5,615
Berkeley Lights, Inc. (b)	97,800	4,254
Bio-Techne Corp.	9,200	3,807
Bruker Corp.	334,737	23,244
Codexis, Inc. (b)	287,504	5,894
Nanostring Technologies, Inc. (b)	62,300	3,457
Olink Holding AB ADR (b)	16,200	572
Sotera Health Co.	76,100	1,834
		48,677
Pharmaceuticals - 1.9%
Aclaris Therapeutics, Inc. (b)	144,100	3,205
Eli Lilly & Co.	345,500	69,010
Endo International PLC (b)	1,480,800	8,692
Nuvation Bio, Inc.	186,501	2,519
Revance Therapeutics, Inc. (b)	251,100	7,435
		90,861

TOTAL HEALTH CARE		702,577

INDUSTRIALS - 11.3%
Aerospace & Defense - 1.6%
Airbus Group NV (b)	295,500	38,542
Axon Enterprise, Inc. (b)	21,200	2,981
Northrop Grumman Corp.	32,300	11,818
TransDigm Group, Inc. (b)	35,882	23,282
		76,623
Airlines - 0.9%
Ryanair Holdings PLC sponsored ADR (b)	345,500	40,337
Building Products - 0.5%
Builders FirstSource, Inc. (b)	199,000	8,863
Fortune Brands Home & Security, Inc.	140,400	14,484
		23,347
Construction & Engineering - 0.5%
Fluor Corp. (b)	1,187,100	21,961
Willscot Mobile Mini Holdings (b)	93,934	2,724
		24,685
Electrical Equipment - 1.1%
AMETEK, Inc.	92,700	12,524
Ballard Power Systems, Inc. (b)(e)	17,100	296
Bloom Energy Corp. Class A (b)(e)	87,000	2,103
Ceres Power Holdings PLC (b)	320,200	4,945
Encore Wire Corp.	43,165	3,548
Generac Holdings, Inc. (b)	87,600	28,796
		52,212
Industrial Conglomerates - 1.6%
General Electric Co.	5,406,400	76,014
Machinery - 0.9%
Ingersoll Rand, Inc. (b)	608,972	30,229
Woodward, Inc.	104,400	13,278
		43,507
Professional Services - 2.1%
CACI International, Inc. Class A (b)	46,600	11,881
Equifax, Inc.	198,736	46,711
KBR, Inc.	360,600	14,691
Upwork, Inc. (b)	522,495	24,594
		97,877
Road & Rail - 1.6%
Canadian Pacific Railway Ltd.	191,500	15,561
CSX Corp.	181,100	18,132
Uber Technologies, Inc. (b)	827,172	42,045
		75,738
Trading Companies & Distributors - 0.5%
Ferguson PLC	164,400	22,385

TOTAL INDUSTRIALS		532,725

INFORMATION TECHNOLOGY - 31.6%
Electronic Equipment & Components - 0.4%
Dolby Laboratories, Inc. Class A	108,700	10,603
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,740,000	7,164
Jabil, Inc.	27,700	1,564
Novanta, Inc. (b)	7,300	1,014
		20,345
IT Services - 2.8%
Adyen BV (a)(b)	5,700	13,177
Amadeus IT Holding SA Class A (b)	205,500	15,515
Black Knight, Inc. (b)	196,996	14,458
Edenred SA	1,503	82
Edenred SA rights (b)(f)	1,503	1
MasterCard, Inc. Class A	42,027	15,154
MongoDB, Inc. Class A (b)	113,600	33,164
Shopify, Inc. Class A (b)	15,578	19,106
Square, Inc. (b)	100,500	22,363
		133,020
Semiconductors & Semiconductor Equipment - 7.6%
Aixtron AG	434,700	8,976
ASML Holding NV	58,967	39,830
eMemory Technology, Inc.	36,000	1,230
Enphase Energy, Inc. (b)	94,100	13,461
MediaTek, Inc.	84,000	3,032
NVIDIA Corp.	233,699	151,853
Qualcomm, Inc.	776,860	104,519
SiTime Corp. (b)	35,100	3,451
SolarEdge Technologies, Inc. (b)	35,500	9,159
Universal Display Corp.	111,200	24,004
		359,515
Software - 15.7%
Adobe, Inc. (b)	254,096	128,212
Anaplan, Inc. (b)	64,200	3,307
Autodesk, Inc. (b)	32,800	9,376
Cloudflare, Inc. (b)	60,454	4,961
Coupa Software, Inc. (b)	16,500	3,930
CyberArk Software Ltd. (b)	177,800	22,499
Datadog, Inc. Class A (b)	7,577	690
Duck Creek Technologies, Inc. (b)	4,200	165
Elastic NV (b)	3,012	356
Epic Games, Inc. (c)(d)	3,289	2,911
FireEye, Inc. (b)(e)	2,574,200	57,585
Manhattan Associates, Inc. (b)	157,427	21,407
Microsoft Corp.	1,761,232	439,749
Palo Alto Networks, Inc. (b)	115,400	41,919
Volue A/S	485,800	3,020
		740,087
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	1,598,100	199,139
Samsung Electronics Co. Ltd.	539,880	39,209
		238,348

TOTAL INFORMATION TECHNOLOGY		1,491,315

MATERIALS - 3.0%
Chemicals - 2.5%
Albemarle Corp. U.S.	192,500	32,163
Axalta Coating Systems Ltd. (b)	210,600	6,832
Corbion NV	65,900	3,836
LG Chemical Ltd.	27,900	20,615
Sherwin-Williams Co.	136,493	38,700
The Chemours Co. LLC	370,100	13,298
		115,444
Construction Materials - 0.3%
Eagle Materials, Inc.	109,000	15,997
Metals & Mining - 0.2%
First Quantum Minerals Ltd.	226,100	5,564
Lynas Rare Earths Ltd. (b)	225,314	963
MP Materials Corp. (b)(e)	73,000	2,050
		8,577

TOTAL MATERIALS		140,018

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Equity Residential (SBI)	70,600	5,468
Prologis (REIT), Inc.	82,600	9,734
		15,202
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	78,000	6,847

TOTAL REAL ESTATE		22,049

TOTAL COMMON STOCKS
(Cost $2,607,750)		4,695,950

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	111,100	466
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(c)(d)	105,425	3
Software - 0.1%
ASAPP, Inc. Series C (c)(d)	367,427	2,424

TOTAL INFORMATION TECHNOLOGY		2,427

MATERIALS - 0.2%
Metals & Mining - 0.2%
Illuminated Holdings, Inc.:
Series C2 (c)(d)	76,285	3,296
Series C3 (c)(d)	95,356	4,119
Series C4 (c)(d)	27,230	1,176
		8,591
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $8,638)		11,484

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.03% (g)	19,224,601	19,228
Fidelity Securities Lending Cash Central Fund 0.03% (g)(h)	28,349,375	28,352
TOTAL MONEY MARKET FUNDS
(Cost $47,580)		47,580
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $2,663,968)		4,755,014
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(37,101)
NET ASSETS - 100%		$4,717,913

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,544,000 or 1.5% of net assets.

 (b) Non-income producing

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,724,000 or 0.4% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
ASAPP, Inc. Series C	4/30/21	$2,424
Blu Investments LLC	5/21/20	$21
ElevateBio LLC Series C	3/9/21	$466
Epic Games, Inc.	3/29/21	$2,911
Illuminated Holdings, Inc. Series C2	7/7/20	$1,907
Illuminated Holdings, Inc. Series C3	7/7/20	$2,861
Illuminated Holdings, Inc. Series C4	1/8/21	$980
MultiPlan Corp.	10/8/20	$7,313
MultiPlan Corp. warrants	10/8/20	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$3
Fidelity Securities Lending Cash Central Fund	202
Total	$205

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$819,741	$819,741	$--	$--
Consumer Discretionary	514,752	510,686	4,062	4
Consumer Staples	165,979	141,809	24,170	--
Energy	64,748	62,563	2,185	--
Financials	242,046	242,046	--	--
Health Care	703,043	694,899	7,678	466
Industrials	532,725	532,725	--	--
Information Technology	1,493,742	1,488,403	1	5,338
Materials	148,609	140,018	--	8,591
Real Estate	22,049	22,049	--	--
Money Market Funds	47,580	47,580	--	--
Total Investments in Securities:	$4,755,014	$4,702,519	$38,096	$14,399
Net unrealized depreciation on unfunded commitments	$(784)	$--	$(784)	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.1%
Cayman Islands	3.6%
Netherlands	2.6%
India	1.9%
Ireland	1.5%
Korea (South)	1.3%
Spain	1.2%
France	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $27,997) — See accompanying schedule: Unaffiliated issuers (cost $2,616,388)	$4,707,434
Fidelity Central Funds (cost $47,580)	47,580
Total Investment in Securities (cost $2,663,968)		$4,755,014
Cash		251
Foreign currency held at value (cost $564)		565
Receivable for investments sold		5,094
Receivable for fund shares sold		1,885
Dividends receivable		2,803
Distributions receivable from Fidelity Central Funds		7
Prepaid expenses		1
Other receivables		192
Total assets		4,765,812
Liabilities
Payable for investments purchased
Regular delivery	$8,108
Delayed delivery	1
Net unrealized depreciation on unfunded commitments	784
Payable for fund shares redeemed	3,833
Accrued management fee	2,025
Distribution and service plan fees payable	1,209
Other affiliated payables	701
Other payables and accrued expenses	2,891
Collateral on securities loaned	28,347
Total liabilities		47,899
Net Assets		$4,717,913
Net Assets consist of:
Paid in capital		$2,241,781
Total accumulated earnings (loss)		2,476,132
Net Assets		$4,717,913
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,625,494 ÷ 94,320 shares)(a)		$17.23
Maximum offering price per share (100/94.25 of $17.23)		$18.28
Class M:
Net Asset Value and redemption price per share ($1,867,024 ÷ 111,591 shares)(a)		$16.73
Maximum offering price per share (100/96.50 of $16.73)		$17.34
Class C:
Net Asset Value and offering price per share ($139,033 ÷ 10,203 shares)(a)		$13.63
Class I:
Net Asset Value, offering price and redemption price per share ($858,557 ÷ 43,963 shares)		$19.53
Class Z:
Net Asset Value, offering price and redemption price per share ($227,805 ÷ 11,536 shares)		$19.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$14,377
Income from Fidelity Central Funds (including $202 from security lending)		205
Total income		14,582
Expenses
Management fee	$12,035
Transfer agent fees	3,583
Distribution and service plan fees	7,231
Accounting fees	532
Custodian fees and expenses	65
Independent trustees' fees and expenses	9
Registration fees	77
Audit	37
Legal	7
Interest	4
Miscellaneous	10
Total expenses before reductions	23,590
Expense reductions	(187)
Total expenses after reductions		23,403
Net investment income (loss)		(8,821)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	401,579
Foreign currency transactions	(134)
Total net realized gain (loss)		401,445
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $266)	168,312
Unfunded commitments	(784)
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		167,538
Net gain (loss)		568,983
Net increase (decrease) in net assets resulting from operations		$560,162

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,821)	$(14,272)
Net realized gain (loss)	401,445	525,770
Change in net unrealized appreciation (depreciation)	167,538	789,004
Net increase (decrease) in net assets resulting from operations	560,162	1,300,502
Distributions to shareholders	(476,279)	(289,806)
Share transactions - net increase (decrease)	327,855	68,144
Total increase (decrease) in net assets	411,738	1,078,840
Net Assets
Beginning of period	4,306,175	3,227,335
End of period	$4,717,913	$4,306,175

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Growth Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$17.06	$13.07	$11.84	$12.26	$9.61	$9.88
Income from Investment Operations
Net investment income (loss)B	(.03)	(.05)	(.02)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss)	2.11	5.22	1.97	.93	3.24	(.01)
Total from investment operations	2.08	5.17	1.95	.92	3.23	(.03)
Distributions from net realized gain	(1.91)	(1.18)	(.72)	(1.34)	(.58)	(.24)
Total distributions	(1.91)	(1.18)	(.72)	(1.34)	(.58)	(.24)
Net asset value, end of period	$17.23	$17.06	$13.07	$11.84	$12.26	$9.61
Total ReturnC,D,E	13.21%	42.92%	18.34%	8.38%	35.72%	(.39)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.98%H	.99%	1.01%	1.02%	1.03%	1.05%
Expenses net of fee waivers, if any	.97%H	.99%	1.01%	1.01%	1.03%	1.05%
Expenses net of all reductions	.97%H	.99%	1.01%	1.01%	1.03%	1.05%
Net investment income (loss)	(.33)%H	(.33)%	(.16)%	(.09)%	(.12)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$1,625	$1,477	$1,049	$865	$843	$803
Portfolio turnover rateI	50%H	52%	49%J	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$16.60	$12.78	$11.61	$12.05	$9.47	$9.77
Income from Investment Operations
Net investment income (loss)B	(.05)	(.08)	(.05)	(.04)	(.04)	(.04)
Net realized and unrealized gain (loss)	2.05	5.08	1.94	.91	3.20	(.02)
Total from investment operations	2.00	5.00	1.89	.87	3.16	(.06)
Distributions from net realized gain	(1.87)	(1.18)	(.72)	(1.31)	(.58)	(.24)
Total distributions	(1.87)	(1.18)	(.72)	(1.31)	(.58)	(.24)
Net asset value, end of period	$16.73	$16.60	$12.78	$11.61	$12.05	$9.47
Total ReturnC,D,E	13.08%	42.54%	18.18%	8.07%	35.41%	(.62)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.22%H	1.23%	1.25%	1.25%	1.26%	1.28%
Expenses net of fee waivers, if any	1.22%H	1.23%	1.25%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.21%H	1.23%	1.24%	1.24%	1.26%	1.27%
Net investment income (loss)	(.57)%H	(.57)%	(.40)%	(.32)%	(.36)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$1,867	$1,747	$1,417	$1,332	$1,353	$1,129
Portfolio turnover rateI	50%H	52%	49%J	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.84	$10.90	$10.07	$10.63	$8.47	$8.80
Income from Investment Operations
Net investment income (loss)B	(.07)	(.13)	(.09)	(.09)	(.08)	(.08)
Net realized and unrealized gain (loss)	1.69	4.25	1.64	.80	2.82	(.01)
Total from investment operations	1.62	4.12	1.55	.71	2.74	(.09)
Distributions from net realized gain	(1.83)	(1.18)	(.72)	(1.27)	(.58)	(.24)
Total distributions	(1.83)	(1.18)	(.72)	(1.27)	(.58)	(.24)
Net asset value, end of period	$13.63	$13.84	$10.90	$10.07	$10.63	$8.47
Total ReturnC,D,E	12.85%	41.73%	17.53%	7.50%	34.70%	(1.15)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%H	1.78%	1.80%	1.78%	1.79%	1.81%
Expenses net of fee waivers, if any	1.75%H	1.77%	1.80%	1.78%	1.79%	1.81%
Expenses net of all reductions	1.74%H	1.77%	1.79%	1.77%	1.79%	1.81%
Net investment income (loss)	(1.10)%H	(1.12)%	(.95)%	(.85)%	(.89)%	(1.01)%
Supplemental Data
Net assets, end of period (in millions)	$139	$131	$101	$196	$200	$161
Portfolio turnover rateI	50%H	52%	49%J	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$19.10	$14.46	$12.98	$13.32	$10.36	$10.61
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	.01	.02	.02	–C
Net realized and unrealized gain (loss)	2.38	5.83	2.19	1.01	3.52	(.01)
Total from investment operations	2.37	5.82	2.20	1.03	3.54	(.01)
Distributions from net realized gain	(1.94)	(1.18)	(.72)	(1.37)	(.58)	(.24)
Total distributions	(1.94)	(1.18)	(.72)	(1.37)	(.58)	(.24)
Net asset value, end of period	$19.53	$19.10	$14.46	$12.98	$13.32	$10.36
Total ReturnD,E	13.36%	43.32%	18.68%	8.65%	36.08%	(.12)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%H	.74%	.75%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.72%H	.73%	.75%	.75%	.76%	.78%
Expenses net of all reductions	.71%H	.73%	.75%	.75%	.76%	.77%
Net investment income (loss)	(.07)%H	(.07)%	.10%	.17%	.14%	.02%
Supplemental Data
Net assets, end of period (in millions)	$859	$770	$548	$679	$677	$434
Portfolio turnover rateI	50%H	52%	49%J	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$19.30	$14.59	$13.07	$13.40	$10.41	$10.64
Income from Investment Operations
Net investment income (loss)B	–C	.01	.03	.04	.03	.02
Net realized and unrealized gain (loss)	2.41	5.88	2.21	1.02	3.54	(.01)
Total from investment operations	2.41	5.89	2.24	1.06	3.57	.01
Distributions from net realized gain	(1.96)	(1.18)	(.72)	(1.39)	(.58)	(.24)
Total distributions	(1.96)	(1.18)	(.72)	(1.39)	(.58)	(.24)
Net asset value, end of period	$19.75	$19.30	$14.59	$13.07	$13.40	$10.41
Total ReturnD,E	13.45%	43.43%	18.87%	8.80%	36.27%	.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%H	.61%	.62%	.62%	.63%	.64%
Expenses net of fee waivers, if any	.60%H	.61%	.62%	.62%	.63%	.63%
Expenses net of all reductions	.59%H	.61%	.62%	.62%	.63%	.63%
Net investment income (loss)	.04%H	.05%	.23%	.30%	.28%	.16%
Supplemental Data
Net assets, end of period (in millions)	$228	$180	$112	$87	$59	$33
Portfolio turnover rateI	50%H	52%	49%J	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Growth Fund	$51

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,124,862
Gross unrealized depreciation	(42,332)
Net unrealized appreciation (depreciation)	$2,082,530
Tax cost	$2,672,484

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Growth Fund	1,127,583	1,293,635

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,965	$66
Class M	.25%	.25%	4,569	122
Class C	.75%	.25%	697	87
			$7,231	$275

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$206
Class M	19
Class C(a)	6
$231

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$1,299.17
Class M	1,451.16
Class C	132.19
Class I	655.16
Class Z	46.04
	$3,583

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Equity Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Growth Fund	$20

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	Borrower	$10,206.31%		$4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Growth Fund	52,805	73,043

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Growth Fund	$4

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Growth Fund	$21	$–(a)	$11

 (a) In the amount of less than five hundred dollars.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	$664.59%		$–(a)

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $180 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Growth Fund
Distributions to shareholders
Class A	$165,526	$94,509
Class M	196,250	130,485
Class C	17,503	10,905
Class I	77,607	44,885
Class Z	19,393	9,022
Total	$476,279	$289,806

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Growth Fund
Class A
Shares sold	5,851	12,402	$97,271	$169,105
Reinvestment of distributions	9,810	7,084	155,004	88,264
Shares redeemed	(7,917)	(13,182)	(131,077)	(178,516)
Net increase (decrease)	7,744	6,304	$121,198	$78,853
Class M
Shares sold	5,225	12,320	$84,420	$163,111
Reinvestment of distributions	12,449	10,499	191,216	127,561
Shares redeemed	(11,336)	(28,497)	(182,679)	(372,328)
Net increase (decrease)	6,338	(5,678)	$92,957	$(81,656)
Class C
Shares sold	1,060	2,208	$14,134	$24,218
Reinvestment of distributions	1,378	1,040	17,283	10,589
Shares redeemed	(1,730)	(3,034)	(22,955)	(33,247)
Net increase (decrease)	708	214	$8,462	$1,560
Class I
Shares sold	5,725	14,257	$107,772	$221,694
Reinvestment of distributions	4,008	2,963	71,711	41,212
Shares redeemed	(6,118)	(14,738)	(115,198)	(222,116)
Net increase (decrease)	3,615	2,482	$64,285	$40,790
Class Z
Shares sold	2,550	3,582	$48,789	$56,572
Reinvestment of distributions	1,033	612	18,669	8,598
Shares redeemed	(1,397)	(2,498)	(26,505)	(36,573)
Net increase (decrease)	2,186	1,696	$40,953	$28,597

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Equity Growth Fund
Class A	.97%
Actual		$1,000.00	$1,132.10	$5.16
Hypothetical-C		$1,000.00	$1,020.09	$4.89
Class M	1.22%
Actual		$1,000.00	$1,130.80	$6.48
Hypothetical-C		$1,000.00	$1,018.85	$6.14
Class C	1.75%
Actual		$1,000.00	$1,128.50	$9.29
Hypothetical-C		$1,000.00	$1,016.21	$8.80
Class I	.72%
Actual		$1,000.00	$1,133.60	$3.83
Hypothetical-C		$1,000.00	$1,021.34	$3.63
Class Z	.60%
Actual		$1,000.00	$1,134.50	$3.19
Hypothetical-C		$1,000.00	$1,021.94	$3.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Growth Fund

2020 Total Return % vs. Morningstar Custom Large/Mid Growth and Russell 3000 Growth:

75% beaten
25% beaten
Benchmark
Class Z
Class C
45.0
40.0
35.0
30.0
25.0
20.0
15.0
42.2
40.6
37.3
36.1
19.7
1 Year
90.0
80.0
70.0
60.0
50.0
40.0
80.3
78.0
76.0
74.2
46.4
3 Year
160.0
140.0
120.0
100.0
80.0
153.5
143.7
139.2
138.3
91.5
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	83%	77%	85%
Class C	81%	70%	76%
Class I	83%	79%	87%
Class M	82%	74%	82%
Class Z	83%	80%	88%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

EPG-SANN-0721
1.704747.123

Fidelity Advisor® Equity Value Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.2
Comcast Corp. Class A	3.1
Bank of America Corp.	2.6
JPMorgan Chase & Co.	2.4
Cigna Corp.	2.2
CBRE Group, Inc.	2.1
Centene Corp.	2.1
Alphabet, Inc. Class A	2.1
Bristol-Myers Squibb Co.	2.1
Cisco Systems, Inc.	2.0
24.9

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Financials	19.6
Health Care	17.0
Industrials	13.4
Communication Services	10.1
Information Technology	8.5

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments – 18.0%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
COMMUNICATION SERVICES - 10.1%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	52,354	$2,957,477
Entertainment - 0.4%
Lions Gate Entertainment Corp. Class B (a)	34,803	604,876
Interactive Media & Services - 2.5%
Alphabet, Inc. Class A (a)	1,524	3,591,839
Facebook, Inc. Class A (a)	2,500	821,825
		4,413,664
Media - 5.5%
Comcast Corp. Class A	95,351	5,467,426
Fox Corp. Class A	13,455	502,544
Interpublic Group of Companies, Inc.	77,590	2,614,007
WPP PLC	72,142	997,629
		9,581,606

TOTAL COMMUNICATION SERVICES		17,557,623

CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.9%
Lear Corp.	7,970	1,541,079
Household Durables - 0.8%
Newell Brands, Inc.	18,000	516,420
Whirlpool Corp.	3,300	782,397
		1,298,817
Multiline Retail - 1.0%
Dollar General Corp.	8,634	1,752,357
Specialty Retail - 1.5%
Best Buy Co., Inc.	14,101	1,639,100
Lowe's Companies, Inc.	5,190	1,011,168
		2,650,268
Textiles, Apparel & Luxury Goods - 1.8%
PVH Corp. (a)	16,988	1,950,562
Tapestry, Inc. (a)	27,847	1,250,052
		3,200,614

TOTAL CONSUMER DISCRETIONARY		10,443,135

CONSUMER STAPLES - 7.0%
Beverages - 0.4%
C&C Group PLC:
(United Kingdom) (a)	216,266	741,699
rights (a)	56,417	44,885
		786,584
Food & Staples Retailing - 1.5%
Kroger Co.	44,438	1,643,317
U.S. Foods Holding Corp. (a)	22,970	894,452
		2,537,769
Food Products - 2.1%
Mondelez International, Inc.	40,084	2,546,537
Tyson Foods, Inc. Class A	13,215	1,050,593
		3,597,130
Household Products - 3.0%
Procter & Gamble Co.	23,890	3,221,567
Reckitt Benckiser Group PLC	16,789	1,515,997
Spectrum Brands Holdings, Inc.	5,000	444,450
		5,182,014

TOTAL CONSUMER STAPLES		12,103,497

ENERGY - 1.4%
Energy Equipment & Services - 0.2%
Hoegh LNG Partners LP	22,346	372,731
Oil, Gas & Consumable Fuels - 1.2%
Parex Resources, Inc. (a)	82,500	1,443,579
Teekay LNG Partners LP	42,933	668,037
		2,111,616

TOTAL ENERGY		2,484,347

FINANCIALS - 19.6%
Banks - 7.8%
Bank of America Corp.	106,436	4,511,822
Cullen/Frost Bankers, Inc.	4,300	519,053
JPMorgan Chase & Co.	25,210	4,140,490
M&T Bank Corp.	12,390	1,990,949
PNC Financial Services Group, Inc.	12,416	2,417,147
		13,579,461
Capital Markets - 1.7%
Affiliated Managers Group, Inc.	7,881	1,292,484
BlackRock, Inc. Class A	700	613,928
Invesco Ltd.	21,276	607,004
State Street Corp.	4,961	431,508
		2,944,924
Consumer Finance - 2.3%
Capital One Financial Corp.	10,261	1,649,764
Discover Financial Services	19,714	2,311,664
		3,961,428
Diversified Financial Services - 4.2%
Berkshire Hathaway, Inc. Class B (a)	25,011	7,239,185
Insurance - 3.6%
Allstate Corp.	3,897	532,369
American International Group, Inc.	17,200	908,848
Chubb Ltd.	13,679	2,325,293
The Travelers Companies, Inc.	15,988	2,553,284
		6,319,794

TOTAL FINANCIALS		34,044,792

HEALTH CARE - 17.0%
Biotechnology - 3.5%
Alexion Pharmaceuticals, Inc. (a)	16,164	2,853,754
Amgen, Inc.	8,842	2,103,865
Regeneron Pharmaceuticals, Inc. (a)	2,235	1,122,931
		6,080,550
Health Care Providers & Services - 9.2%
Anthem, Inc.	4,969	1,978,755
Centene Corp. (a)	49,889	3,671,830
Cigna Corp.	14,733	3,813,637
CVS Health Corp.	22,124	1,912,399
Humana, Inc.	2,717	1,189,231
UnitedHealth Group, Inc.	8,291	3,415,229
		15,981,081
Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co.	54,338	3,571,093
Roche Holding AG (participation certificate)	6,477	2,253,277
Sanofi SA sponsored ADR	30,469	1,627,959
		7,452,329

TOTAL HEALTH CARE		29,513,960

INDUSTRIALS - 13.4%
Aerospace & Defense - 2.4%
L3Harris Technologies, Inc.	8,668	1,890,144
Northrop Grumman Corp.	6,009	2,198,513
		4,088,657
Air Freight & Logistics - 0.6%
Deutsche Post AG	15,973	1,089,918
Building Products - 2.7%
Johnson Controls International PLC	17,168	1,142,359
Owens Corning	18,249	1,946,256
Trane Technologies PLC	8,219	1,532,022
		4,620,637
Electrical Equipment - 0.9%
Regal Beloit Corp.	7,725	1,098,727
Vestas Wind Systems A/S	13,660	531,877
		1,630,604
Industrial Conglomerates - 2.5%
3M Co.	11,098	2,253,338
Siemens AG	13,139	2,131,130
		4,384,468
Machinery - 4.3%
ITT, Inc.	14,875	1,396,763
Oshkosh Corp.	19,025	2,500,646
Otis Worldwide Corp.	14,074	1,102,416
Pentair PLC	19,607	1,352,295
Stanley Black & Decker, Inc.	5,383	1,167,034
		7,519,154

TOTAL INDUSTRIALS		23,333,438

INFORMATION TECHNOLOGY - 6.6%
Communications Equipment - 2.0%
Cisco Systems, Inc.	66,916	3,539,856
Electronic Equipment & Components - 1.3%
TE Connectivity Ltd.	16,891	2,291,771
IT Services - 2.0%
Amdocs Ltd.	13,184	1,029,670
Capgemini SA	4,400	821,339
Cognizant Technology Solutions Corp. Class A	23,608	1,689,388
		3,540,397
Semiconductors & Semiconductor Equipment - 0.7%
NXP Semiconductors NV	5,486	1,159,850
Software - 0.6%
NortonLifeLock, Inc.	37,109	1,026,435

TOTAL INFORMATION TECHNOLOGY		11,558,309

MATERIALS - 3.6%
Chemicals - 1.4%
DuPont de Nemours, Inc.	17,505	1,480,748
International Flavors & Fragrances, Inc.	6,918	980,073
		2,460,821
Metals & Mining - 2.2%
BHP Group Ltd. sponsored ADR (b)	2,200	163,042
Lundin Mining Corp.	133,911	1,423,428
Newmont Corp.	29,608	2,175,596
		3,762,066

TOTAL MATERIALS		6,222,887

REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	7,847	2,004,595
Simon Property Group, Inc.	8,546	1,098,076
		3,102,671
Real Estate Management & Development - 2.1%
CBRE Group, Inc. (a)	41,911	3,678,948

TOTAL REAL ESTATE		6,781,619

UTILITIES - 8.5%
Electric Utilities - 7.0%
Duke Energy Corp.	18,258	1,829,817
Evergy, Inc.	28,064	1,739,687
Exelon Corp.	45,742	2,063,879
PG&E Corp. (a)	153,800	1,559,532
Portland General Electric Co.	22,553	1,081,191
PPL Corp.	44,888	1,306,690
Southern Co.	41,212	2,634,271
		12,215,067
Multi-Utilities - 1.5%
Dominion Energy, Inc.	32,760	2,494,346

TOTAL UTILITIES		14,709,413

TOTAL COMMON STOCKS
(Cost $120,304,026)		168,753,020

Nonconvertible Preferred Stocks - 1.9%
INFORMATION TECHNOLOGY - 1.9%
Technology Hardware, Storage & Peripherals - 1.9%
Samsung Electronics Co. Ltd.
(Cost $2,072,720)	48,419	3,188,823

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.03% (c)	3,527,559	3,528,264
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	159,059	159,075
TOTAL MONEY MARKET FUNDS
(Cost $3,687,339)		3,687,339
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $126,064,085)		175,629,182
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(1,880,694)
NET ASSETS - 100%		$173,748,488

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$844
Fidelity Securities Lending Cash Central Fund	56
Total	$900

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$17,557,623	$16,559,994	$997,629	$--
Consumer Discretionary	10,443,135	10,443,135	--	--
Consumer Staples	12,103,497	10,587,500	1,515,997	--
Energy	2,484,347	2,484,347	--	--
Financials	34,044,792	34,044,792	--	--
Health Care	29,513,960	29,513,960	--	--
Industrials	23,333,438	23,333,438	--	--
Information Technology	14,747,132	14,747,132	--	--
Materials	6,222,887	6,222,887	--	--
Real Estate	6,781,619	6,781,619	--	--
Utilities	14,709,413	14,709,413	--	--
Money Market Funds	3,687,339	3,687,339	--	--
Total Investments in Securities:	$175,629,182	$173,115,556	$2,513,626	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.0%
Switzerland	3.9%
Ireland	2.8%
Canada	2.0%
Korea (South)	1.9%
Germany	1.8%
France	1.4%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $155,631) — See accompanying schedule: Unaffiliated issuers (cost $122,376,746)	$171,941,843
Fidelity Central Funds (cost $3,687,339)	3,687,339
Total Investment in Securities (cost $126,064,085)		$175,629,182
Foreign currency held at value (cost $44)		1,134
Receivable for fund shares sold		162,925
Dividends receivable		282,787
Distributions receivable from Fidelity Central Funds		172
Prepaid expenses		25
Other receivables		1,715
Total assets		176,077,940
Liabilities
Payable for investments purchased	$1,023,902
Payable for fund shares redeemed	949,863
Accrued management fee	88,372
Distribution and service plan fees payable	46,291
Other affiliated payables	29,876
Other payables and accrued expenses	32,073
Collateral on securities loaned	159,075
Total liabilities		2,329,452
Net Assets		$173,748,488
Net Assets consist of:
Paid in capital		$124,644,034
Total accumulated earnings (loss)		49,104,454
Net Assets		$173,748,488
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($93,782,674 ÷ 4,046,962 shares)(a)		$23.17
Maximum offering price per share (100/94.25 of $23.17)		$24.58
Class M:
Net Asset Value and redemption price per share ($32,442,953 ÷ 1,399,655 shares)(a)		$23.18
Maximum offering price per share (100/96.50 of $23.18)		$24.02
Class C:
Net Asset Value and offering price per share ($16,860,797 ÷ 745,611 shares)(a)		$22.61
Class I:
Net Asset Value, offering price and redemption price per share ($25,918,538 ÷ 1,089,631 shares)		$23.79
Class Z:
Net Asset Value, offering price and redemption price per share ($4,743,526 ÷ 200,830 shares)		$23.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$1,366,101
Income from Fidelity Central Funds (including $56 from security lending)		900
Total income		1,367,001
Expenses
Management fee
Basic fee	$386,230
Performance adjustment	32,084
Transfer agent fees	137,611
Distribution and service plan fees	238,407
Accounting fees	28,546
Custodian fees and expenses	6,288
Independent trustees' fees and expenses	273
Registration fees	66,020
Audit	31,452
Legal	2,085
Miscellaneous	367
Total expenses before reductions	929,363
Expense reductions	(5,209)
Total expenses after reductions		924,154
Net investment income (loss)		442,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,081,556
Fidelity Central Funds	18
Foreign currency transactions	(372)
Total net realized gain (loss)		6,081,202
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	24,555,237
Assets and liabilities in foreign currencies	2,688
Total change in net unrealized appreciation (depreciation)		24,557,925
Net gain (loss)		30,639,127
Net increase (decrease) in net assets resulting from operations		$31,081,974

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$442,847	$1,586,131
Net realized gain (loss)	6,081,202	(6,522,494)
Change in net unrealized appreciation (depreciation)	24,557,925	9,081,200
Net increase (decrease) in net assets resulting from operations	31,081,974	4,144,837
Distributions to shareholders	(1,211,157)	(6,894,201)
Share transactions - net increase (decrease)	20,229,464	(12,517,702)
Total increase (decrease) in net assets	50,100,281	(15,267,066)
Net Assets
Beginning of period	123,648,207	138,915,273
End of period	$173,748,488	$123,648,207

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Value Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.87	$18.81	$18.77	$18.84	$16.46	$15.66
Income from Investment Operations
Net investment income (loss)A	.07	.24B	.26	.26	.21	.17
Net realized and unrealized gain (loss)	4.43	.80	1.25	(.16)	2.30	1.00
Total from investment operations	4.50	1.04	1.51	.10	2.51	1.17
Distributions from net investment income	(.20)	(.45)	(.28)	(.13)	(.13)	(.24)C
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–	(.13)C
Total distributions	(.20)	(.98)	(1.47)	(.17)D	(.13)	(.37)
Net asset value, end of period	$23.17	$18.87	$18.81	$18.77	$18.84	$16.46
Total ReturnE,F,G	24.06%	5.68%	9.75%	.53%	15.35%	7.75%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.20%J	1.11%	1.00%	1.00%	1.10%	1.19%
Expenses net of fee waivers, if any	1.20%J	1.10%	1.00%	1.00%	1.09%	1.19%
Expenses net of all reductions	1.19%J	1.09%	.99%	1.00%	1.08%	1.19%
Net investment income (loss)	.67%J	1.44%B	1.47%	1.39%	1.18%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$93,783	$67,291	$71,916	$67,457	$81,229	$77,787
Portfolio turnover rateK	36%J	75%	43%L	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.85	$18.79	$18.73	$18.80	$16.43	$15.62
Income from Investment Operations
Net investment income (loss)A	.04	.20B	.21	.21	.16	.12
Net realized and unrealized gain (loss)	4.44	.79	1.26	(.16)	2.30	1.01
Total from investment operations	4.48	.99	1.47	.05	2.46	1.13
Distributions from net investment income	(.15)	(.40)	(.23)	(.07)	(.09)	(.19)C
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–	(.13)C
Total distributions	(.15)	(.93)	(1.41)D	(.12)	(.09)	(.32)
Net asset value, end of period	$23.18	$18.85	$18.79	$18.73	$18.80	$16.43
Total ReturnE,F,G	23.95%	5.37%	9.51%	.25%	15.02%	7.49%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.45%J	1.37%	1.26%	1.27%	1.36%	1.46%
Expenses net of fee waivers, if any	1.45%J	1.36%	1.26%	1.27%	1.35%	1.46%
Expenses net of all reductions	1.44%J	1.35%	1.26%	1.26%	1.35%	1.45%
Net investment income (loss)	.42%J	1.19%B	1.21%	1.12%	.91%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$32,443	$25,905	$28,791	$30,030	$38,976	$38,565
Portfolio turnover rateK	36%J	75%	43%L	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.33	$18.29	$18.25	$18.33	$16.04	$15.27
Income from Investment Operations
Net investment income (loss)A	(.01)	.10B	.12	.11	.07	.05
Net realized and unrealized gain (loss)	4.33	.76	1.24	(.16)	2.24	.98
Total from investment operations	4.32	.86	1.36	(.05)	2.31	1.03
Distributions from net investment income	(.04)	(.29)	(.13)	–	(.02)	(.13)C
Distributions from net realized gain	–	(.53)	(1.19)	(.03)	–	(.13)C
Total distributions	(.04)	(.82)	(1.32)	(.03)	(.02)	(.26)
Net asset value, end of period	$22.61	$18.33	$18.29	$18.25	$18.33	$16.04
Total ReturnD,E,F	23.61%	4.78%	8.95%	(.29)%	14.44%	6.95%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.99%I	1.91%	1.79%	1.78%	1.87%	1.96%
Expenses net of fee waivers, if any	1.99%I	1.90%	1.79%	1.78%	1.86%	1.96%
Expenses net of all reductions	1.98%I	1.89%	1.79%	1.78%	1.86%	1.95%
Net investment income (loss)	(.12)%I	.64%B	.68%	.61%	.40%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$16,861	$11,555	$15,819	$21,206	$25,427	$34,006
Portfolio turnover rateJ	36%I	75%	43%K	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.39	$19.16	$19.09	$19.18	$16.74	$15.93
Income from Investment Operations
Net investment income (loss)A	.10	.30B	.31	.32	.26	.21
Net realized and unrealized gain (loss)	4.56	.81	1.28	(.17)	2.35	1.02
Total from investment operations	4.66	1.11	1.59	.15	2.61	1.23
Distributions from net investment income	(.26)	(.35)	(.34)	(.19)	(.17)	(.29)C
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–	(.13)C
Total distributions	(.26)	(.88)	(1.52)D	(.24)	(.17)	(.42)
Net asset value, end of period	$23.79	$19.39	$19.16	$19.09	$19.18	$16.74
Total ReturnE,F	24.32%	5.95%	10.12%	.75%	15.73%	8.02%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%I	.77%	.72%	.73%	.82%	.91%
Expenses net of fee waivers, if any	.91%I	.76%	.72%	.72%	.82%	.91%
Expenses net of all reductions	.90%I	.75%	.72%	.72%	.82%	.91%
Net investment income (loss)	.96%I	1.78%B	1.75%	1.66%	1.45%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$25,919	$16,291	$18,538	$122,603	$136,750	$22,972
Portfolio turnover rateJ	36%I	75%	43%K	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.26	$19.18	$19.12	$19.20	$17.46
Income from Investment Operations
Net investment income (loss)B	.12	.32C	.33	.34	.24
Net realized and unrealized gain (loss)	4.51	.82	1.28	(.16)	1.50
Total from investment operations	4.63	1.14	1.61	.18	1.74
Distributions from net investment income	(.27)	(.52)	(.37)	(.21)	–
Distributions from net realized gain	–	(.53)	(1.19)	(.05)	–
Total distributions	(.27)	(1.06)D	(1.55)D	(.26)	–
Net asset value, end of period	$23.62	$19.26	$19.18	$19.12	$19.20
Total ReturnE,F	24.34%	6.09%	10.27%	.91%	9.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%I	.70%	.58%	.59%	.69%I
Expenses net of fee waivers, if any	.80%I	.69%	.58%	.59%	.69%I
Expenses net of all reductions	.79%I	.68%	.58%	.58%	.68%I
Net investment income (loss)	1.07%I	1.86%C	1.89%	1.80%	1.59%I
Supplemental Data
Net assets, end of period (000 omitted)	$4,744	$2,606	$3,852	$2,406	$581
Portfolio turnover rateJ	36%I	75%	43%K	33%	42%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$50,222,131
Gross unrealized depreciation	(1,099,065)
Net unrealized appreciation (depreciation)	$49,123,066
Tax cost	$126,506,116

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,171,223)
Long-term	(4,421,469)
Total capital loss carryforward	$(6,592,692)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Value Fund	44,760,195	25,500,917

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$98,100	$2,519
Class M	.25%	.25%	72,110	1,250
Class C	.75%	.25%	68,197	8,174
			$238,407	$11,943

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$24,600
Class M	2,269
Class C(a)	339
$27,208

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$75,612.19
Class M	28,026.19
Class C	15,876.23
Class I	17,283.16
Class Z	814.04
	$137,611

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Equity Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Value Fund	$513

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Value Fund	2,379,843	2,060,866

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in the Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Equity Value Fund	$131

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Value Fund	$10	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $5,018 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $191.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Value Fund
Distributions to shareholders
Class A	$709,748	$3,759,647
Class M	208,993	1,389,000
Class C	24,421	686,184
Class I	224,961	848,755
Class Z	43,034	210,615
Total	$1,211,157	$6,894,201

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Equity Value Fund
Class A
Shares sold	747,544	404,813	$16,141,276	$6,728,890
Reinvestment of distributions	35,675	195,838	686,387	3,595,585
Shares redeemed	(302,764)	(856,402)	(6,367,603)	(13,656,866)
Net increase (decrease)	480,455	(255,751)	$10,460,060	$(3,332,391)
Class M
Shares sold	135,677	93,950	$2,937,415	$1,515,259
Reinvestment of distributions	10,601	74,509	204,174	1,370,213
Shares redeemed	(120,855)	(326,419)	(2,526,955)	(5,334,827)
Net increase (decrease)	25,423	(157,960)	$614,634	$(2,449,355)
Class C
Shares sold	211,448	95,407	$4,444,567	$1,552,348
Reinvestment of distributions	1,282	37,097	24,143	666,633
Shares redeemed	(97,407)	(367,217)	(1,985,477)	(5,908,459)
Net increase (decrease)	115,323	(234,713)	$2,483,233	$(3,689,478)
Class I
Shares sold	627,876	136,802	$13,603,715	$2,250,542
Reinvestment of distributions	10,646	40,391	209,931	760,152
Shares redeemed	(388,830)	(304,984)	(8,519,485)	(4,914,087)
Net increase (decrease)	249,692	(127,791)	$5,294,161	$(1,903,393)
Class Z
Shares sold	81,012	40,256	$1,715,325	$640,402
Reinvestment of distributions	1,708	9,538	33,426	178,071
Shares redeemed	(17,229)	(115,287)	(371,375)	(1,961,558)
Net increase (decrease)	65,491	(65,493)	$1,377,376	$(1,143,085)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Equity Value Fund
Class A	1.20%
Actual		$1,000.00	$1,240.60	$6.70
Hypothetical-C		$1,000.00	$1,018.95	$6.04
Class M	1.45%
Actual		$1,000.00	$1,239.50	$8.10
Hypothetical-C		$1,000.00	$1,017.70	$7.29
Class C	1.99%
Actual		$1,000.00	$1,236.10	$11.09
Hypothetical- C		$1,000.00	$1,015.01	$10.00
Class I	.91%
Actual		$1,000.00	$1,243.20	$5.09
Hypothetical-C		$1,000.00	$1,020.39	$4.58
Class Z	.80%
Actual		$1,000.00	$1,243.40	$4.47
Hypothetical-C		$1,000.00	$1,020.94	$4.03

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Equity Value Fund

2020 Total Return % vs. Morningstar Large Value and Russell 3000 Value:

75% beaten
25% beaten
Benchmark
Class I
Class C
0.00
-2.00
-4.00
-6.00
-8.00
-10.00
-1.19
-1.77
-2.20
-5.67
-8.30
1 Year
15.0
10.0
5.0
0.0
13.7
7.2
6.5
3.8
1.1
3 Year
55.0
50.0
45.0
40.0
35.0
30.0
50.4
43.1
38.3
32.2
31.2
5 Year

% Beaten

Class A	71%	43%	34%
Class C	68%	34%	21%
Class I	72%	46%	38%
Class M	70%	41%	30%
Class Z	73%	48%	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.25%, 1.50%, 2.00%, 1.00%, and 0.85% through March 31, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AEV-SANN-0721
1.759108.120

Fidelity Advisor® Growth Opportunities Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Microsoft Corp.	6.8
Alphabet, Inc. Class C	5.0
Amazon.com, Inc.	4.7
Apple, Inc.	3.8
Facebook, Inc. Class A	3.5
Sea Ltd. ADR	2.5
NVIDIA Corp.	2.4
Salesforce.com, Inc.	1.9
T-Mobile U.S., Inc.	1.8
UnitedHealth Group, Inc.	1.8
34.2

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Information Technology	37.3
Communication Services	21.1
Consumer Discretionary	14.7
Health Care	14.6
Industrials	3.7

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	97.8%
Convertible Securities	1.9%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 14.9%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 21.1%
Entertainment - 5.7%
Activision Blizzard, Inc.	53,680	$5,220
Netflix, Inc. (a)	674,900	339,346
Roku, Inc. Class A (a)	932,720	323,383
Sea Ltd. ADR (a)	2,255,184	571,103
Spotify Technology SA (a)	95,200	22,997
The Walt Disney Co. (a)	268,173	47,909
		1,309,958
Interactive Media & Services - 12.2%
Alphabet, Inc.:
Class A (a)	167,258	394,202
Class C (a)	467,139	1,126,534
Facebook, Inc. Class A (a)	2,450,785	805,647
IAC (a)	117,500	18,738
JOYY, Inc. ADR	508,165	39,103
Match Group, Inc. (a)	253,612	36,363
MediaAlpha, Inc. Class A	292,500	12,379
Snap, Inc. Class A (a)	2,682,400	166,631
Vimeo, Inc. (a)	190,761	8,012
Zoominfo Technologies, Inc. (b)	3,680,600	161,321
		2,768,930
Media - 1.4%
Comcast Corp. Class A	1,928,692	110,591
Magnite, Inc. (a)	5,280,000	156,816
TechTarget, Inc. (a)	815,442	57,334
		324,741
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc.	2,894,725	409,459

TOTAL COMMUNICATION SERVICES		4,813,088

CONSUMER DISCRETIONARY - 13.9%
Automobiles - 1.7%
Arrival Group (c)	1,603,317	29,229
Lordstown Motors Corp. (c)	828,055	7,378
Neutron Holdings, Inc. (d)	474,927	7
Rad Power Bikes, Inc. (c)(d)	382,384	1,845
Tesla, Inc. (a)	570,280	356,550
		395,009
Diversified Consumer Services - 0.2%
Arco Platform Ltd. Class A (a)	821,328	23,868
FSN E-Commerce Ventures Pvt Ltd. (c)(d)	77,510	11,508
		35,376
Hotels, Restaurants & Leisure - 0.4%
Airbnb, Inc. Class A	469,900	65,974
Penn National Gaming, Inc. (a)	91,800	7,525
Rush Street Interactive, Inc. (c)	398,700	4,948
		78,447
Household Durables - 0.5%
Lovesac (a)	65,100	5,405
Purple Innovation, Inc. (a)(b)	3,740,300	106,673
		112,078
Internet & Direct Marketing Retail - 8.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	941,723	201,491
Amazon.com, Inc. (a)	333,967	1,076,399
Deliveroo Holdings PLC (a)(b)(e)	6,405,900	22,880
Doordash, Inc. (b)	150,700	22,647
Farfetch Ltd. Class A (a)	380,000	17,605
Global-e Online Ltd. (a)	1,480,790	48,659
Meituan Class B (a)(e)	2,406,200	91,146
Pinduoduo, Inc. ADR (a)	2,172,716	271,329
Porch Group, Inc. Class A (a)	1,347,400	23,067
thredUP, Inc. (a)	38,653	912
Wayfair LLC Class A (a)	274,271	84,075
Zomato Pvt Ltd. (c)(d)	10,619,500	8,524
		1,868,734
Leisure Products - 0.4%
Peloton Interactive, Inc. Class A (a)	817,200	90,145
Specialty Retail - 2.1%
Academy Sports & Outdoors, Inc.	220,500	8,055
American Eagle Outfitters, Inc.	154,628	5,478
Auto1 Group SE (e)	856,072	45,967
Carvana Co. Class A (a)(b)	1,478,012	391,806
Cazoo Holdings Ltd. (c)	128,891	3,934
Shift Technologies, Inc. Class A (a)(b)	4,138,283	29,299
		484,539
Textiles, Apparel & Luxury Goods - 0.4%
Allbirds, Inc. (a)(c)(d)	23,730	256
Bombas LLC (c)(d)	4,569,969	20,197
Capri Holdings Ltd. (a)	243,800	13,826
Deckers Outdoor Corp. (a)	15,771	5,290
Figs, Inc. Class A (a)	36,800	1,257
lululemon athletica, Inc. (a)	137,410	44,401
Paymentus Holdings, Inc. (a)	42,400	1,293
Tapestry, Inc. (a)	197,500	8,866
		95,386

TOTAL CONSUMER DISCRETIONARY		3,159,714

CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	1,582,100	70,862
Blink Health, Inc. Series A1 (c)(d)	56,119	1,832
Costco Wholesale Corp.	350,100	132,432
Oatly Group AB ADR (a)(b)	252,900	5,996
Sweetgreen, Inc. warrants 1/21/26 (a)(c)(d)	376,789	1,488
		212,610
Food Products - 0.4%
AppHarvest, Inc. (c)	3,990,851	63,125
AppHarvest, Inc. (a)(b)	969,200	16,137
Beyond Meat, Inc. (a)(b)	112,444	16,352
		95,614
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	2,772	155

TOTAL CONSUMER STAPLES		308,379

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Reliance Industries Ltd.	8,704,778	259,312
Reliance Industries Ltd.	497,403	8,351
		267,663
FINANCIALS - 2.5%
Banks - 0.6%
Wells Fargo & Co.	3,147,800	147,065
Capital Markets - 0.2%
Coinbase Global, Inc. (a)(b)	17,900	4,234
XP, Inc. Class A (a)	838,136	33,240
		37,474
Consumer Finance - 0.9%
Capital One Financial Corp.	424,500	68,251
LendingTree, Inc. (a)(b)	609,288	125,056
		193,307
Diversified Financial Services - 0.6%
Deerfield Healthcare Technology Acquisitions Corp. Class A (a)(b)(f)	1,581,252	20,319
Flywire Corp. (a)	474,373	16,290
Jaws Acquisition Corp. (a)	1,094,034	15,874
Northern Star Acquisition Corp. Class A (b)(f)	867,578	9,691
Rapyd Financial Network 2016 Ltd. (d)	340,545	25,000
Social Finance, Inc. (c)	1,932,324	35,043
TS Innovation Acquisitions Corp. (a)(b)	1,166,500	12,493
View, Inc. (c)	1,205,473	9,070
		143,780
Insurance - 0.2%
Goosehead Insurance	268,000	24,085
Palomar Holdings, Inc. (a)(b)	256,869	18,751
Trupanion, Inc. (a)(b)	150,725	13,591
		56,427

TOTAL FINANCIALS		578,053

HEALTH CARE - 14.6%
Biotechnology - 5.3%
AbbVie, Inc.	664,900	75,267
ADC Therapeutics SA (a)	238,174	5,156
Agios Pharmaceuticals, Inc. (a)	1,010,600	56,371
Alnylam Pharmaceuticals, Inc. (a)	566,635	80,457
Applied Therapeutics, Inc. (a)	484,100	9,309
Arcutis Biotherapeutics, Inc. (a)	238,200	6,277
Argenx SE ADR (a)	154,199	43,020
Ascendis Pharma A/S sponsored ADR (a)	67,662	9,092
Aurinia Pharmaceuticals, Inc. (a)(b)	1,401,300	20,347
Crinetics Pharmaceuticals, Inc. (a)	570,461	10,012
Cullinan Oncology, Inc.	82,900	2,465
Cytokinetics, Inc. (a)	584,000	12,749
Exelixis, Inc. (a)	1,032,031	23,272
Forma Therapeutics Holdings, Inc.	273,900	7,688
Fusion Pharmaceuticals, Inc. (a)	141,767	1,164
Generation Bio Co.	131,000	4,488
Gritstone Bio, Inc. (a)(b)	1,099,408	10,115
Instil Bio, Inc. (a)	641,532	11,419
Keros Therapeutics, Inc. (a)	277,800	15,157
Kura Oncology, Inc. (a)	263,507	5,863
Mirati Therapeutics, Inc. (a)	190,500	30,128
Moderna, Inc. (a)	283,500	52,450
Morphic Holding, Inc. (a)	208,036	10,269
Neurocrine Biosciences, Inc. (a)	1,379,902	132,774
Novavax, Inc. (a)(b)	813,300	120,059
ORIC Pharmaceuticals, Inc. (a)	81,899	1,871
Passage Bio, Inc. (a)	398,600	5,281
Poseida Therapeutics, Inc. (a)	61,100	516
Prelude Therapeutics, Inc.	391,600	13,612
Protagonist Therapeutics, Inc. (a)	410,100	14,399
PTC Therapeutics, Inc. (a)	58,900	2,313
Regeneron Pharmaceuticals, Inc. (a)	514,653	258,577
Relay Therapeutics, Inc. (a)	569,985	18,308
Repare Therapeutics, Inc.	22,200	718
Revolution Medicines, Inc. (a)	511,000	15,284
Sage Therapeutics, Inc. (a)	53,547	3,727
Sarepta Therapeutics, Inc. (a)	635,893	48,105
TG Therapeutics, Inc. (a)	505,700	17,634
Translate Bio, Inc. (a)	924,700	16,654
Vaxcyte, Inc.	460,543	9,704
Zentalis Pharmaceuticals, Inc. (a)	545,300	30,455
Zymeworks, Inc. (a)	77,800	2,427
		1,214,953
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	4,618,674	196,525
Danaher Corp.	300,100	76,868
DexCom, Inc. (a)	203,526	75,180
Hologic, Inc. (a)	786,318	49,585
Insulet Corp. (a)	146,810	39,590
JEOL Ltd.	48,200	2,474
Novocure Ltd. (a)	557,424	113,714
Penumbra, Inc. (a)	171,663	42,763
TransMedics Group, Inc. (a)(f)	2,347,117	60,180
ViewRay, Inc. (a)	620,700	3,650
		660,529
Health Care Providers & Services - 5.1%
1Life Healthcare, Inc. (a)	4,152,263	153,634
Alignment Healthcare, Inc. (a)	909,900	22,957
Centene Corp. (a)	1,724,644	126,934
Cigna Corp.	387,805	100,383
Clover Health Investments Corp. (c)	268,500	2,051
Clover Health Investments Corp. Class B	544,383	3,951
Humana, Inc.	572,560	250,610
Oak Street Health, Inc. (a)(b)	1,488,400	89,884
UnitedHealth Group, Inc.	980,167	403,750
		1,154,154
Health Care Technology - 0.5%
agilon health, Inc. (a)	1,369,700	49,227
GoodRx Holdings, Inc. (b)	786,200	29,176
Inspire Medical Systems, Inc. (a)	145,400	28,251
		106,654
Life Sciences Tools & Services - 0.3%
10X Genomics, Inc. (a)	38,840	6,991
Maravai LifeSciences Holdings, Inc.	700,700	26,304
Sartorius Stedim Biotech	86,300	37,401
		70,696
Pharmaceuticals - 0.5%
Horizon Therapeutics PLC (a)	323,500	29,652
IMARA, Inc. (a)(f)	1,222,046	8,884
Intra-Cellular Therapies, Inc. (a)	132,600	5,226
Nabriva Therapeutics PLC (a)(b)	1,126,502	1,555
Nabriva Therapeutics PLC warrants 6/1/22 (a)	6,814,048	0
Nektar Therapeutics (a)	2,254,071	40,731
Nuvation Bio, Inc. (c)	1,599,372	21,606
Nuvation Bio, Inc.	360,498	4,870
Terns Pharmaceuticals, Inc.	671,300	11,486
Theravance Biopharma, Inc. (a)	172,927	2,988
		126,998

TOTAL HEALTH CARE		3,333,984

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(c)(d)	8,500	3,570
Air Freight & Logistics - 0.3%
InPost SA	3,143,300	62,984
Building Products - 0.2%
The AZEK Co., Inc.	910,700	39,643
Electrical Equipment - 0.6%
Sunrun, Inc. (a)	2,035,572	91,031
Vestas Wind Systems A/S	1,451,300	56,509
		147,540
Marine - 0.0%
Star Bulk Carriers Corp.	113,220	2,209
Road & Rail - 2.1%
Lyft, Inc. (a)	2,833,313	161,754
TuSimple Holdings, Inc. (a)	433,800	16,632
Uber Technologies, Inc. (a)	5,818,281	295,743
		474,129

TOTAL INDUSTRIALS		730,075

INFORMATION TECHNOLOGY - 37.0%
Communications Equipment - 0.3%
Lumentum Holdings, Inc. (a)	756,300	61,540
Electronic Equipment & Components - 0.3%
Flex Ltd. (a)	2,050,100	37,455
Hon Hai Precision Industry Co. Ltd. (Foxconn)	512,000	2,108
Jabil, Inc.	535,000	30,201
		69,764
IT Services - 6.2%
Affirm Holdings, Inc. (b)	50,400	3,065
Afterpay Ltd. (a)	264,403	18,985
EPAM Systems, Inc. (a)	70,473	33,658
Global Payments, Inc.	411,612	79,733
GoDaddy, Inc. (a)	2,643,704	214,034
MasterCard, Inc. Class A	258,112	93,070
MongoDB, Inc. Class A (a)	227,412	66,391
Nuvei Corp. (e)	1,321,500	99,381
PayPal Holdings, Inc. (a)	532,177	138,377
Repay Holdings Corp. (a)	1,560,700	35,443
Riskified Ltd. (a)(c)(d)	641,425	7,376
Riskified Ltd. warrants (a)(c)(d)	818	0
Snowflake Computing, Inc.	50,644	12,055
Square, Inc. (a)	721,100	160,459
Twilio, Inc. Class A (a)	368,591	123,847
Visa, Inc. Class A	433,561	98,548
Wix.com Ltd. (a)(b)	890,646	231,443
		1,415,865
Semiconductors & Semiconductor Equipment - 8.3%
Applied Materials, Inc.	1,494,601	206,449
Cirrus Logic, Inc. (a)	75,400	5,886
Enphase Energy, Inc. (a)	238,700	34,146
Lam Research Corp.	258,376	167,906
Marvell Technology, Inc.	2,065,479	99,763
Micron Technology, Inc. (a)	3,291,172	276,919
NVIDIA Corp.	840,768	546,314
NXP Semiconductors NV	1,590,972	336,363
ON Semiconductor Corp. (a)	2,523,561	101,043
Semtech Corp. (a)	119,300	7,516
SolarEdge Technologies, Inc. (a)	280,760	72,439
SunPower Corp. (a)(b)	62,300	1,457
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	187,200	21,970
		1,878,171
Software - 17.7%
ACV Auctions, Inc.	1,216,743	28,384
ACV Auctions, Inc. Class A (a)(b)	451,681	11,708
Adobe, Inc. (a)	418,130	210,980
Alkami Technology, Inc.	899,637	26,938
Alkami Technology, Inc. (a)	11,800	393
Alteryx, Inc. Class A (a)	19,000	1,478
Anaplan, Inc. (a)	1,298,500	66,886
Autodesk, Inc. (a)	271,065	77,487
BTRS Holdings, Inc. (c)	1,599,340	22,871
Ceridian HCM Holding, Inc. (a)	775,300	69,358
Cloudflare, Inc. (a)	368,441	30,234
Coupa Software, Inc. (a)	161,598	38,493
Digital Turbine, Inc. (a)	1,620,900	107,255
DocuSign, Inc. (a)	100,978	20,359
DoubleVerify Holdings, Inc. (a)	1,048,900	38,694
DoubleVerify Holdings, Inc.	1,082,557	35,942
Dynatrace, Inc. (a)	3,950,900	204,420
Elastic NV (a)	505,240	59,724
Epic Games, Inc. (c)(d)	56,200	49,737
Everbridge, Inc. (a)(b)	45,396	5,334
fuboTV, Inc. (a)(b)	2,073,900	49,234
HubSpot, Inc. (a)	302,749	152,701
Intuit, Inc.	304,508	133,706
Lightspeed POS, Inc. (Canada) (a)	2,232,773	162,288
Microsoft Corp.	6,229,015	1,555,264
Olo, Inc. (a)(b)	82,700	2,799
RingCentral, Inc. (a)	71,791	18,843
Salesforce.com, Inc. (a)	1,816,838	432,589
ServiceNow, Inc. (a)	230,258	109,115
Stripe, Inc. Class B (a)(c)(d)	73,500	2,949
Technology One Ltd.	323,796	2,305
The Trade Desk, Inc. (a)	61,751	36,318
Viant Technology, Inc. (b)	1,411,593	41,204
Volue A/S	2,091,675	13,004
Workday, Inc. Class A (a)	344,872	78,879
Zendesk, Inc. (a)	154,000	21,046
Zoom Video Communications, Inc. Class A (a)	355,800	117,958
Zuora, Inc. (a)	268,000	4,146
		4,041,023
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	6,873,060	856,452
Samsung Electronics Co. Ltd.	1,330,800	96,650
		953,102

TOTAL INFORMATION TECHNOLOGY		8,419,465

MATERIALS - 0.8%
Chemicals - 0.0%
Corbion NV	124,365	7,239
Metals & Mining - 0.8%
First Quantum Minerals Ltd.	1,017,700	25,042
Freeport-McMoRan, Inc.	3,663,100	156,488
		181,530

TOTAL MATERIALS		188,769

UTILITIES - 2.0%
Electric Utilities - 1.2%
Edison International	1,271,421	71,034
FirstEnergy Corp.	908,200	34,430
NextEra Energy, Inc.	584,312	42,783
ORSTED A/S (e)	787,956	119,561
		267,808
Independent Power and Renewable Electricity Producers - 0.8%
Brookfield Renewable Corp. (b)	422,650	17,911
NextEra Energy Partners LP	1,621,200	110,841
The AES Corp.	1,892,600	48,091
		176,843

TOTAL UTILITIES		444,651

TOTAL COMMON STOCKS
(Cost $13,703,357)		22,243,841

Preferred Stocks - 2.0%
Convertible Preferred Stocks - 1.9%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	1,493,700	2,509
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.3%
Bird Rides, Inc. (c)	1,943,700	14,532
Rad Power Bikes, Inc.:
Series A (c)(d)	49,852	240
Series C (c)(d)	196,163	946
Rivian Automotive, Inc.:
Series E (c)(d)	1,336,833	49,262
Series F (c)(d)	262,266	9,665
		74,645
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc. Series G (c)(d)	70,400	17,580
Instacart, Inc.:
Series H (c)(d)	267,054	33,382
Series I (c)(d)	90,554	11,319
		62,281
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	9,365	101
Series B (a)(c)(d)	1,645	18
Series C (a)(c)(d)	15,730	170
Series Seed (a)(c)(d)	5,030	54
		343
TOTAL CONSUMER DISCRETIONARY		137,269
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	209,590	6,841
Sweetgreen, Inc.:
Series C (a)(c)(d)	3,842	51
Series D (a)(c)(d)	61,801	813
Series I (a)(c)(d)	145,657	1,915
Series J (c)(d)	376,789	4,955
		14,575
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (c)(d)	404,785	24,388
Tobacco - 0.1%
JUUL Labs, Inc.:
Series C (a)(c)(d)	566,439	31,658
Series D (a)(c)(d)	3,671	205
		31,863
TOTAL CONSUMER STAPLES		70,826
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Sonder Holdings, Inc.:
Series D1 (c)	126,152	1,784
Series E (a)(c)	757,018	10,703
		12,487
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
Relativity Space, Inc. Series E (c)(d)	1,068,417	24,397
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	16,438	6,904
Series N (c)(d)	51,400	21,587
		52,888
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (c)(d)	441,839	32,374
Road & Rail - 0.1%
Convoy, Inc. Series D (a)(c)(d)	1,038,289	13,373
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(d)	10,397	5,112
TOTAL INDUSTRIALS		103,747
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	501,100	4,007
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	7,873,996	8,730
IT Services - 0.2%
ByteDance Ltd. Series E1 (c)(d)	116,411	12,756
Riskified Ltd. Series E (a)(c)(d)	97,500	1,121
Yanka Industries, Inc.:
Series E (c)(d)	341,047	10,871
Series F (c)(d)	380,955	12,144
		36,892
Semiconductors & Semiconductor Equipment - 0.0%
SiMa Ai Series B (c)(d)	1,198,500	6,145
Tenstorrent, Inc. Series C1 (c)(d)	32,900	1,956
		8,101
Software - 0.1%
Databricks, Inc. Series G (c)(d)	60,400	10,713
Stripe, Inc. Series H (c)(d)	30,700	1,232
Thoughtworks, Inc. Series A (c)(d)	13,782	7,738
		19,683
TOTAL INFORMATION TECHNOLOGY		77,413
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	674,317	16,184

TOTAL CONVERTIBLE PREFERRED STOCKS		420,435

Nonconvertible Preferred Stocks - 0.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)(d)	4,395,224	7,384
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (c)(d)	6,477,300	89
Waymo LLC Series A2 (c)(d)	47,838	4,108
		4,197
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)	4,209	128
Series B (c)	73,670	2,248
Series C (c)	1,497	46
Series D (c)	263,176	8,032
		10,454
TOTAL CONSUMER DISCRETIONARY		14,651

TOTAL NONCONVERTIBLE PREFERRED STOCKS		22,035

TOTAL PREFERRED STOCKS
(Cost $337,056)		442,470
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	843	843
4% 6/12/27 (c)(d)	232	232
TOTAL CONVERTIBLE BONDS
(Cost $1,075)		1,075

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(d)(g)	24,310	24,310
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	3,352	3,352
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(g)	1,830	1,830

TOTAL INFORMATION TECHNOLOGY		5,182

TOTAL PREFERRED SECURITIES
(Cost $29,492)		29,492
	Shares	Value (000s)

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.03% (h)	79,037,338	79,053
Fidelity Securities Lending Cash Central Fund 0.03% (h)(i)	489,803,098	489,852
TOTAL MONEY MARKET FUNDS
(Cost $568,905)		568,905

Equity Funds - 0.0%
Domestic Equity Funds - 0.0%
iShares Russell 1000 Growth Index ETF
(Cost $3,969)	16,000	4,098
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $14,643,854)		23,289,881
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(513,021)
NET ASSETS - 100%		$22,776,860

Security Type Abbreviations

ETF – Exchange-Traded Fund

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $781,729,000 or 3.4% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $378,935,000 or 1.7% of net assets.

 (f) Affiliated company

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Allbirds, Inc.	10/9/18	$260
Allbirds, Inc. Series A	10/9/18	$103
Allbirds, Inc. Series B	10/9/18	$18
Allbirds, Inc. Series C	10/9/18	$173
Allbirds, Inc. Series Seed	10/9/18	$55
AppHarvest, Inc.	1/29/21	$39,909
Arrival Group	3/24/21	$16,033
Beta Technologies, Inc. Series A	4/9/21	$32,374
Bird Rides, Inc.	2/12/21 - 4/20/21	$10,084
Blink Health, Inc. Series A1	12/30/20	$1,520
Blink Health, Inc. Series C	11/7/19 - 1/21/21	$8,001
Bombas LLC	2/16/21	$20,197
Bowery Farming, Inc. Series C1	5/18/21	$24,388
BTRS Holdings, Inc.	1/12/21	$15,993
ByteDance Ltd. Series E1	11/18/20	$12,756
Cazoo Holdings Ltd.	9/30/20	$1,767
Cazoo Holdings Ltd. Series A	9/30/20	$58
Cazoo Holdings Ltd. Series B	9/30/20	$1,010
Cazoo Holdings Ltd. Series C	9/30/20	$21
Cazoo Holdings Ltd. Series D	9/30/20	$3,608
Circle Internet Financial Ltd. 0%	5/11/21	$24,310
Clover Health Investments Corp.	1/5/21	$2,685
Convoy, Inc. Series D	10/30/19	$14,058
Databricks, Inc. Series G	2/1/21	$10,713
Delhivery Pvt Ltd. Series H	5/20/21	$5,075
Diamond Foundry, Inc. Series C	3/15/21	$16,184
Enevate Corp. Series E	1/29/21	$8,730
Enevate Corp. 0% 1/29/23	1/29/21	$3,352
Epic Games, Inc.	7/13/20 - 3/29/21	$45,615
FSN E-Commerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$6,381
GoBrands, Inc. Series G	3/2/21	$17,580
Instacart, Inc. Series H	11/13/20	$16,023
Instacart, Inc. Series I	2/26/21	$11,319
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Lordstown Motors Corp.	10/23/20	$8,281
Neutron Holdings, Inc. Series 1C	7/3/18	$1,184
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$843
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$232
Nuvation Bio, Inc.	2/10/21	$15,994
Rad Power Bikes, Inc.	1/21/21	$1,845
Rad Power Bikes, Inc. Series A	1/21/21	$240
Rad Power Bikes, Inc. Series C	1/21/21	$946
Relativity Space, Inc. Series E	5/27/21	$24,397
Riskified Ltd.	12/20/19 - 4/15/20	$5,803
Riskified Ltd. Series E	10/28/19	$928
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$20,708
Rivian Automotive, Inc. Series F	1/19/21	$9,665
Rush Street Interactive, Inc.	12/29/20	$3,987
SiMa Ai Series B	5/10/21	$6,145
Social Finance, Inc.	1/7/21	$19,323
Sonder Holdings, Inc. Series D1	12/20/19	$1,324
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$8,150
Space Exploration Technologies Corp. Class A	2/16/21	$3,570
Space Exploration Technologies Corp. Series I	4/5/18	$2,778
Space Exploration Technologies Corp. Series N	8/4/20	$13,878
Starry, Inc. Series D	7/30/20	$2,136
Starry, Inc. Series E1	9/4/20	$6,184
Stripe, Inc. Class B	5/18/21	$2,949
Stripe, Inc. Series H	3/15/21	$1,232
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series C	9/13/19	$66
Sweetgreen, Inc. Series D	9/13/19	$1,057
Sweetgreen, Inc. Series I	9/13/19	$2,491
Sweetgreen, Inc. Series J	1/21/21	$6,443
Tenstorrent, Inc. Series C1	4/23/21	$1,956
Tenstorrent, Inc. 0%	4/23/21	$1,830
Thoughtworks, Inc. Series A	1/13/21	$8,437
View, Inc.	3/5/21	$12,055
Waymo LLC Series A2	5/8/20	$4,108
Xsight Labs Ltd. Series D	2/16/21	$4,007
Yanka Industries, Inc. Series E	5/15/20	$4,120
Yanka Industries, Inc. Series F	4/8/21	$12,144
Zomato Pvt Ltd.	12/9/20 - 2/10/21	$7,456

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$19
Fidelity Securities Lending Cash Central Fund	1,362
Total	$1,381

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Deerfield Healthcare Technology Acquisitions Corp. Class A	$--	$24,592	$--	$--	$--	$(4,273)	$20,319
IMARA, Inc.	6,296	11,823	--	--	--	(9,235)	8,884
Nabriva Therapeutics PLC	4,810	--	--	--	--	(3,255)	--
Northern Star Acquisition Corp. Class A	--	10,011	--	--	--	(320)	9,691
TransMedics Group, Inc.	31,276	9,515	--	--	--	19,389	60,180
Total	$42,382	$55,941	$--	$--	$--	$2,306	$99,074

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,822,981	$4,813,088	$--	$9,893
Consumer Discretionary	3,311,634	3,076,836	65,527	169,271
Consumer Staples	379,205	241,779	63,125	74,301
Energy	267,663	259,312	8,351	--
Financials	590,540	508,940	56,600	25,000
Health Care	3,333,984	3,303,557	30,427	--
Industrials	833,822	726,505	--	107,317
Information Technology	8,496,878	8,268,139	91,264	137,475
Materials	204,953	188,769	--	16,184
Utilities	444,651	444,651	--	--
Corporate Bonds	1,075	--	--	1,075
Preferred Securities	29,492	--	--	29,492
Money Market Funds	568,905	568,905	--	--
Equity Funds	4,098	4,098	--	--
Total Investments in Securities:	$23,289,881	$22,404,579	$315,294	$570,008
Net unrealized apppreciation on unfunded commitments	$12,752	$--	$12,752	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$238,452
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	65,482
Cost of Purchases	334,509
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	6,229
Transfers out of Level 3	(74,664)
Ending Balance	$570,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2021	$65,482

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.1%
Cayman Islands	5.3%
Netherlands	2.0%
Canada	1.4%
Israel	1.3%
India	1.3%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $474,025) — See accompanying schedule: Unaffiliated issuers (cost $13,977,098)	$22,621,902
Fidelity Central Funds (cost $568,905)	568,905
Other affiliated issuers (cost $97,851)	99,074
Total Investment in Securities (cost $14,643,854)		$23,289,881
Foreign currency held at value (cost $2,155)		2,158
Receivable for investments sold		84,547
Net unrealized appreciation on unfunded commitments		31,069
Receivable for fund shares sold		27,135
Dividends receivable		5,836
Interest receivable		43
Distributions receivable from Fidelity Central Funds		178
Prepaid expenses		3
Other receivables		120
Total assets		23,440,970
Liabilities
Payable for investments purchased	$108,991
Net unrealized depreciation on unfunded commitments	18,317
Payable for fund shares redeemed	16,208
Accrued management fee	11,298
Distribution and service plan fees payable	3,246
Other affiliated payables	2,872
Other payables and accrued expenses	13,345
Collateral on securities loaned	489,833
Total liabilities		664,110
Net Assets		$22,776,860
Net Assets consist of:
Paid in capital		$12,668,029
Total accumulated earnings (loss)		10,108,831
Net Assets		$22,776,860
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,707,804 ÷ 24,732 shares)(a)		$149.92
Maximum offering price per share (100/94.25 of $149.92)		$159.07
Class M:
Net Asset Value and redemption price per share ($3,450,313 ÷ 23,327 shares)(a)		$147.91
Maximum offering price per share (100/96.50 of $147.91)		$153.27
Class C:
Net Asset Value and offering price per share ($1,355,864 ÷ 10,910 shares)(a)		$124.28
Class I:
Net Asset Value, offering price and redemption price per share ($10,620,489 ÷ 64,708 shares)		$164.13
Class Z:
Net Asset Value, offering price and redemption price per share ($3,642,390 ÷ 21,950 shares)		$165.94

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$39,863
Interest		21
Income from Fidelity Central Funds (including $1,362 from security lending)		1,381
Total income		41,265
Expenses
Management fee
Basic fee	$56,276
Performance adjustment	8,752
Transfer agent fees	15,448
Distribution and service plan fees	19,552
Accounting fees	876
Custodian fees and expenses	199
Independent trustees' fees and expenses	40
Registration fees	410
Audit	36
Legal	15
Interest	10
Miscellaneous	36
Total expenses before reductions	101,650
Expense reductions	(479)
Total expenses after reductions		101,171
Net investment income (loss)		(59,906)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $15)	1,570,196
Fidelity Central Funds	10
Foreign currency transactions	(598)
Total net realized gain (loss)		1,569,608
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,324)	735,072
Affiliated issuers	2,306
Unfunded commitments	12,752
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		750,144
Net gain (loss)		2,319,752
Net increase (decrease) in net assets resulting from operations		$2,259,846

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(59,906)	$(54,435)
Net realized gain (loss)	1,569,608	1,119,703
Change in net unrealized appreciation (depreciation)	750,144	5,464,667
Net increase (decrease) in net assets resulting from operations	2,259,846	6,529,935
Distributions to shareholders	(1,000,270)	(317,586)
Share transactions - net increase (decrease)	3,060,331	4,384,792
Total increase (decrease) in net assets	4,319,907	10,597,141
Net Assets
Beginning of period	18,456,953	7,859,812
End of period	$22,776,860	$18,456,953

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth Opportunities Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$141.06	$90.00	$76.87	$68.76	$58.24	$66.87
Income from Investment Operations
Net investment income (loss)A	(.48)	(.56)	(.18)B	(.25)	.04	.07
Net realized and unrealized gain (loss)	17.07	55.26	21.21	13.33	17.86	(1.46)
Total from investment operations	16.59	54.70	21.03	13.08	17.90	(1.39)
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(7.73)	(3.64)	(7.90)	(4.97)	(7.38)	(7.24)
Total distributions	(7.73)	(3.64)	(7.90)	(4.97)	(7.38)	(7.24)
Net asset value, end of period	$149.92	$141.06	$90.00	$76.87	$68.76	$58.24
Total ReturnC,D,E	12.10%	63.12%	31.29%	20.35%	34.64%	(2.37)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.04%H	1.06%	1.11%	1.05%	.91%	.86%
Expenses net of fee waivers, if any	1.04%H	1.06%	1.11%	1.05%	.91%	.86%
Expenses net of all reductions	1.03%H	1.06%	1.10%	1.05%	.91%	.86%
Net investment income (loss)	(.65)%H	(.52)%	(.22)%B	(.33)%	.06%	.13%
Supplemental Data
Net assets, end of period (in millions)	$3,708	$3,037	$1,349	$673	$540	$502
Portfolio turnover rateI	70%H	47%	37%J	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.42) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$139.13	$89.03	$76.28	$68.27	$57.99	$66.75
Income from Investment Operations
Net investment income (loss)A	(.65)	(.79)	(.37)B	(.41)	(.10)	(.06)
Net realized and unrealized gain (loss)	16.84	54.53	21.02	13.24	17.76	(1.46)
Total from investment operations	16.19	53.74	20.65	12.83	17.66	(1.52)
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(7.41)	(3.64)	(7.90)	(4.82)	(7.38)	(7.24)
Total distributions	(7.41)	(3.64)	(7.90)	(4.82)	(7.38)	(7.24)
Net asset value, end of period	$147.91	$139.13	$89.03	$76.28	$68.27	$57.99
Total ReturnC,D,E	11.96%	62.71%	31.01%	20.07%	34.34%	(2.59)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%H	1.30%	1.34%	1.28%	1.14%	1.09%
Expenses net of fee waivers, if any	1.28%H	1.30%	1.34%	1.28%	1.14%	1.09%
Expenses net of all reductions	1.28%H	1.30%	1.34%	1.28%	1.13%	1.09%
Net investment income (loss)	(.89)%H	(.76)%	(.46)%B	(.57)%	(.17)%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$3,450	$3,153	$2,094	$1,671	$1,492	$1,250
Portfolio turnover rateI	70%H	47%	37%J	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.65) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$118.14	$76.50	$67.03	$60.60	$52.52	$61.42
Income from Investment Operations
Net investment income (loss)A	(.87)	(1.15)	(.67)B	(.70)	(.37)	(.32)
Net realized and unrealized gain (loss)	14.24	46.43	18.04	11.68	15.83	(1.34)
Total from investment operations	13.37	45.28	17.37	10.98	15.46	(1.66)
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(7.23)	(3.64)	(7.90)	(4.55)	(7.38)	(7.24)
Total distributions	(7.23)	(3.64)	(7.90)	(4.55)	(7.38)	(7.24)
Net asset value, end of period	$124.28	$118.14	$76.50	$67.03	$60.60	$52.52
Total ReturnC,D,E	11.67%	61.89%	30.31%	19.44%	33.64%	(3.10)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.80%H	1.81%	1.86%	1.81%	1.66%	1.61%
Expenses net of fee waivers, if any	1.80%H	1.81%	1.86%	1.81%	1.66%	1.61%
Expenses net of all reductions	1.79%H	1.81%	1.86%	1.80%	1.66%	1.61%
Net investment income (loss)	(1.41)%H	(1.27)%	(.98)%B	(1.09)%	(.69)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$1,356	$1,159	$483	$244	$201	$178
Portfolio turnover rateI	70%H	47%	37%J	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$153.77	$97.56	$82.42	$73.38	$61.52	$70.05
Income from Investment Operations
Net investment income (loss)A	(.32)	(.31)	.03B	(.05)	.22	.25
Net realized and unrealized gain (loss)	18.65	60.16	23.01	14.25	19.02	(1.54)
Total from investment operations	18.33	59.85	23.04	14.20	19.24	(1.29)
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(7.97)	(3.64)	(7.90)	(5.16)	(7.38)	(7.24)
Total distributions	(7.97)	(3.64)	(7.90)	(5.16)	(7.38)	(7.24)
Net asset value, end of period	$164.13	$153.77	$97.56	$82.42	$73.38	$61.52
Total ReturnC,D	12.24%	63.52%	31.66%	20.67%	35.01%	(2.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.79%G	.80%	.84%	.78%	.63%	.58%
Expenses net of fee waivers, if any	.79%G	.80%	.84%	.78%	.63%	.58%
Expenses net of all reductions	.78%G	.80%	.84%	.78%	.63%	.58%
Net investment income (loss)	(.40)%G	(.26)%	.04%B	(.06)%	.34%	.41%
Supplemental Data
Net assets, end of period (in millions)	$10,620	$8,282	$2,819	$850	$642	$562
Portfolio turnover rateH	70%G	47%	37%I	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.15) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$155.40	$98.44	$83.00	$73.88	$61.82	$70.27
Income from Investment Operations
Net investment income (loss)A	(.23)	(.17)	.14B	.04	.32	.33
Net realized and unrealized gain (loss)	18.84	60.77	23.20	14.35	19.12	(1.54)
Total from investment operations	18.61	60.60	23.34	14.39	19.44	(1.21)
Distributions from net investment income	–	–	–	(.05)	–	–
Distributions from net realized gain	(8.07)	(3.64)	(7.90)	(5.22)	(7.38)	(7.24)
Total distributions	(8.07)	(3.64)	(7.90)	(5.27)	(7.38)	(7.24)
Net asset value, end of period	$165.94	$155.40	$98.44	$83.00	$73.88	$61.82
Total ReturnC,D	12.31%	63.72%	31.81%	20.82%	35.18%	(1.96)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%G	.69%	.72%	.66%	.51%	.45%
Expenses net of fee waivers, if any	.67%G	.68%	.72%	.66%	.50%	.45%
Expenses net of all reductions	.66%G	.68%	.72%	.65%	.50%	.45%
Net investment income (loss)	(.28)%G	(.15)%	.16%B	.06%	.47%	.54%
Supplemental Data
Net assets, end of period (in millions)	$3,642	$2,826	$1,114	$88	$152	$7
Portfolio turnover rateH	70%G	47%	37%I	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.03) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$539,441	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 5.7 / 4.6	Increase
			Discount rate	32.5% - 85.7% / 32.9%	Decrease
			Premium rate	7.8%	Increase
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction price	$0.00 - $885.00 / $176.61	Increase
Corporate Bonds	$1,075	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$29,492	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Growth Opportunities Fund	$25

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,157,971
Gross unrealized depreciation	(548,846)
Net unrealized appreciation (depreciation)	$8,609,125
Tax cost	$14,693,508

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth Opportunities Fund	9,380,411	7,421,762

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes, as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$4,403	$272
Class M	.25%	.25%	8,579	279
Class C	.75%	.25%	6,570	2,387
			$19,552	$ 2,938

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,733
Class M	134
Class C(a)	143
$2,010

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$2,898.16
Class M	2,676.16
Class C	1,126.17
Class I	8,033.16
Class Z	715.04
	$15,448

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Growth Opportunities Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth Opportunities Fund	$129

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth Opportunities Fund	Borrower	$29,858.31%		$10

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth Opportunities Fund	785,245	257,262

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth Opportunities Fund	$20

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth Opportunities Fund	$146	$36	$501

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $450 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Growth Opportunities Fund
Distributions to shareholders
Class A	$169,742	$55,553
Class M	168,099	85,325
Class C	72,157	23,768
Class I	439,475	109,950
Class Z	150,797	42,990
Total	$1,000,270	$317,586

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Growth Opportunities Fund
Class A
Shares sold	4,562	11,689	$678,039	$1,219,407
Reinvestment of distributions	1,142	587	161,303	52,509
Shares redeemed	(2,502)	(5,737)	(367,739)	(605,901)
Net increase (decrease)	3,202	6,539	$471,603	$666,015
Class M
Shares sold	1,559	3,754	$228,144	$379,705
Reinvestment of distributions	1,163	931	162,126	82,318
Shares redeemed	(2,055)	(5,548)	(299,497)	(555,845)
Net increase (decrease)	667	(863)	$90,773	$(93,822)
Class C
Shares sold	1,984	5,570	$244,326	$478,062
Reinvestment of distributions	581	291	68,282	21,939
Shares redeemed	(1,467)	(2,360)	(180,709)	(207,656)
Net increase (decrease)	1,098	3,501	$131,899	$292,345
Class I
Shares sold	19,267	42,729	$3,124,419	$4,757,625
Reinvestment of distributions	2,534	950	391,310	92,340
Shares redeemed	(10,950)	(18,720)	(1,755,982)	(2,085,597)
Net increase (decrease)	10,851	24,959	$1,759,747	$2,764,368
Class Z
Shares sold	6,409	13,629	$1,047,068	$1,517,673
Reinvestment of distributions	860	398	134,230	39,102
Shares redeemed	(3,507)	(7,159)	(574,989)	(800,889)
Net increase (decrease)	3,762	6,868	$606,309	$755,886

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Growth Opportunities Fund
Class A	1.04%
Actual		$1,000.00	$1,121.00	$5.50
Hypothetical-C		$1,000.00	$1,019.75	$5.24
Class M	1.28%
Actual		$1,000.00	$1,119.60	$6.76
Hypothetical-C		$1,000.00	$1,018.55	$6.44
Class C	1.80%
Actual		$1,000.00	$1,116.70	$9.50
Hypothetical-C		$1,000.00	$1,015.96	$9.05
Class I	.79%
Actual		$1,000.00	$1,122.40	$4.18
Hypothetical-C		$1,000.00	$1,020.99	$3.98
Class Z	.67%
Actual		$1,000.00	$1,123.10	$3.55
Hypothetical-C		$1,000.00	$1,021.59	$3.38

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth Opportunities Fund

2020 Total Return % vs. Morningstar Large Growth and Russell 1000 Growth:

75% beaten
25% beaten
Benchmark
Class Z
Class C
70.0
60.0
50.0
40.0
30.0
20.0
63.8
61.9
37.5
38.6
21.8
160.0
140.0
120.0
100.0
80.0
60.0
40.0
145.1
136.8
80.1
80.4
50.3
250.0
200.0
150.0
100.0
50.0
240.5
221.5
149.9
142.4
98.1
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	96%	97%	97%
Class C	95%	97%	97%
Class I	96%	97%	97%
Class M	95%	97%	97%
Class Z	96%	97%	97%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked above the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has no investment minimum, unlike most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the SLTG competitive median for 2020. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GO-SANN-0721
1.704615.123

Fidelity Advisor® Growth & Income Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
General Electric Co.(a)	6.2
Microsoft Corp.	5.7
Wells Fargo & Co.	4.7
Exxon Mobil Corp.	4.3
Bank of America Corp.(a)	3.7
Comcast Corp. Class A	3.3
Altria Group, Inc.	2.9
Apple, Inc.	2.8
United Parcel Service, Inc. Class B	2.1
Bristol-Myers Squibb Co.	1.9
37.6

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Financials	18.6
Information Technology	18.5
Industrials	17.8
Health Care	14.2
Energy	7.9

Asset Allocation (% of fund's net assets)

As of May 31, 2021*,**
Stocks	98.7%
Convertible Securities	0.3%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments – 12.9%

 ** Written options – (0.0)%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 0.7%
Elisa Corp. (A Shares)	3,200	$189
Verizon Communications, Inc.	78,909	4,458
		4,647
Entertainment - 2.6%
Activision Blizzard, Inc.	28,900	2,811
Nintendo Co. Ltd. ADR	21,000	1,624
The Walt Disney Co. (a)	40,800	7,289
Vivendi SA	141,100	5,128
		16,852
Media - 4.1%
Comcast Corp. Class A	369,258	21,173
Interpublic Group of Companies, Inc.	141,800	4,777
		25,950

TOTAL COMMUNICATION SERVICES		47,449

CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.8%
BorgWarner, Inc. (b)	92,900	4,765
Automobiles - 0.2%
Harley-Davidson, Inc.	22,800	1,105
Hotels, Restaurants & Leisure - 0.2%
Marriott International, Inc. Class A (a)	3,400	488
Starbucks Corp.	9,000	1,025
		1,513
Household Durables - 0.8%
Sony Group Corp. sponsored ADR	10,700	1,066
Whirlpool Corp. (b)	17,400	4,125
		5,191
Specialty Retail - 1.2%
Lowe's Companies, Inc.	38,957	7,590
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG	5,844	670
Tapestry, Inc. (a)	300	13
		683

TOTAL CONSUMER DISCRETIONARY		20,847

CONSUMER STAPLES - 7.0%
Beverages - 2.1%
Anheuser-Busch InBev SA NV ADR	11,500	871
Diageo PLC sponsored ADR (c)	16,400	3,169
Keurig Dr. Pepper, Inc.	40,400	1,493
Pernod Ricard SA	5,200	1,146
Remy Cointreau SA	3,023	632
The Coca-Cola Co.	113,084	6,252
		13,563
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	3,700	134
Costco Wholesale Corp.	500	189
Sysco Corp.	51,400	4,163
Walmart, Inc.	1,200	170
		4,656
Food Products - 0.2%
Lamb Weston Holdings, Inc.	13,400	1,105
Household Products - 0.5%
Colgate-Palmolive Co.	6,000	503
Energizer Holdings, Inc.	12,800	589
Procter & Gamble Co.	2,100	283
Spectrum Brands Holdings, Inc.	18,700	1,662
		3,037
Tobacco - 3.5%
Altria Group, Inc.	370,720	18,247
British American Tobacco PLC sponsored ADR	73,380	2,838
Swedish Match Co. AB	109,700	1,018
		22,103

TOTAL CONSUMER STAPLES		44,464

ENERGY - 7.8%
Oil, Gas & Consumable Fuels - 7.8%
Canadian Natural Resources Ltd.	34,400	1,207
Cenovus Energy, Inc.	2,300	19
Cenovus Energy, Inc. (Canada)	591,000	4,941
Exxon Mobil Corp.	470,200	27,446
Hess Corp.	107,000	8,969
Imperial Oil Ltd.	29,600	996
Kosmos Energy Ltd. (a)	408,800	1,300
Magellan Midstream Partners LP	34,900	1,720
Phillips 66 Co.	36,700	3,091
		49,689
FINANCIALS - 18.6%
Banks - 13.1%
Bank of America Corp. (b)	556,042	23,571
JPMorgan Chase & Co.	45,143	7,414
M&T Bank Corp.	9,500	1,527
PNC Financial Services Group, Inc.	45,216	8,803
Truist Financial Corp.	116,949	7,225
U.S. Bancorp	86,130	5,235
Wells Fargo & Co.	640,350	29,917
		83,692
Capital Markets - 3.7%
Brookfield Asset Management, Inc. Class A	25,001	1,259
KKR & Co. LP	44,613	2,484
Morgan Stanley	29,830	2,713
Northern Trust Corp.	68,337	8,282
Raymond James Financial, Inc.	22,500	2,983
S&P Global, Inc.	100	38
State Street Corp. (b)	69,270	6,025
		23,784
Consumer Finance - 0.5%
Discover Financial Services	25,700	3,014
Insurance - 0.9%
American Financial Group, Inc.	3,400	452
Chubb Ltd.	11,200	1,904
Marsh & McLennan Companies, Inc.	13,866	1,918
Old Republic International Corp.	15,200	399
The Travelers Companies, Inc.	7,500	1,198
		5,871
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	21,100	1,009
Radian Group, Inc.	65,990	1,541
		2,550

TOTAL FINANCIALS		118,911

HEALTH CARE - 13.9%
Biotechnology - 0.3%
AbbVie, Inc.	11,600	1,313
Intercept Pharmaceuticals, Inc. (a)	19,495	324
		1,637
Health Care Equipment & Supplies - 1.4%
Becton, Dickinson & Co.	8,475	2,050
Boston Scientific Corp. (a)	102,700	4,370
Danaher Corp.	2,800	717
GN Store Nord A/S	4,000	340
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	18,700	1,056
Sonova Holding AG Class B	2,053	730
		9,263
Health Care Providers & Services - 6.0%
AmerisourceBergen Corp. (b)	12,700	1,457
Cardinal Health, Inc.	65,700	3,684
Cigna Corp.	30,800	7,973
CVS Health Corp.	96,551	8,346
Humana, Inc.	1,000	438
McKesson Corp.	34,433	6,625
Patterson Companies, Inc.	26,200	853
UDG Healthcare PLC (United Kingdom)	15,300	230
UnitedHealth Group, Inc.	20,900	8,609
		38,215
Pharmaceuticals - 6.2%
Bayer AG	100,373	6,319
Bristol-Myers Squibb Co.	183,500	12,060
Eli Lilly & Co.	5,900	1,178
GlaxoSmithKline PLC sponsored ADR	171,309	6,642
Johnson & Johnson	61,701	10,443
Sanofi SA sponsored ADR	29,400	1,571
UCB SA	14,000	1,310
Viatris, Inc.	7,200	110
		39,633

TOTAL HEALTH CARE		88,748

INDUSTRIALS - 17.8%
Aerospace & Defense - 2.4%
Airbus Group NV (a)	14,400	1,878
General Dynamics Corp.	11,500	2,184
Huntington Ingalls Industries, Inc.	8,900	1,924
MTU Aero Engines AG	3,600	929
Raytheon Technologies Corp.	15,731	1,395
Safran SA	7,200	1,077
The Boeing Co. (a)	24,700	6,101
		15,488
Air Freight & Logistics - 2.6%
DSV Panalpina A/S	2,000	484
Expeditors International of Washington, Inc.	700	88
FedEx Corp. (b)	8,500	2,676
United Parcel Service, Inc. Class B	62,979	13,515
		16,763
Airlines - 0.0%
Copa Holdings SA Class A (a)	100	8
Building Products - 0.4%
A.O. Smith Corp.	5,400	384
Johnson Controls International PLC	32,200	2,143
		2,527
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (c)	61,000	1,829
HNI Corp.	9,300	424
Interface, Inc.	40,100	655
Ritchie Bros. Auctioneers, Inc.	1,300	77
		2,985
Electrical Equipment - 1.2%
Acuity Brands, Inc.	8,800	1,635
Hubbell, Inc. Class B	11,012	2,099
Rockwell Automation, Inc.	1,600	422
Vertiv Holdings LLC (a)(d)	142,400	3,534
		7,690
Industrial Conglomerates - 6.6%
3M Co.	11,800	2,396
General Electric Co. (b)	2,843,693	39,977
		42,373
Machinery - 2.2%
Allison Transmission Holdings, Inc.	20,400	863
Caterpillar, Inc. (b)	5,100	1,230
Cummins, Inc.	4,500	1,158
Donaldson Co., Inc.	48,000	2,956
Epiroc AB	17,400	6
Epiroc AB (A Shares)	17,400	394
Flowserve Corp.	27,600	1,170
Fortive Corp.	19,000	1,378
Kardex AG	550	124
Nordson Corp.	7,500	1,663
Otis Worldwide Corp.	7,265	569
Stanley Black & Decker, Inc.	5,000	1,084
Westinghouse Air Brake Co.	15,031	1,244
		13,839
Professional Services - 0.5%
Equifax, Inc.	5,300	1,246
RELX PLC:
rights (a)(e)	60,400	29
(London Stock Exchange)	60,400	1,578
Robert Half International, Inc.	800	71
		2,924
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A	69,500	3,317
Trading Companies & Distributors - 0.9%
Brenntag AG	2,900	274
Fastenal Co.	11,700	621
MSC Industrial Direct Co., Inc. Class A	600	57
Watsco, Inc.	16,564	4,827
		5,779

TOTAL INDUSTRIALS		113,693

INFORMATION TECHNOLOGY - 18.5%
Electronic Equipment & Components - 0.3%
CDW Corp.	8,800	1,456
Vontier Corp.	15,900	558
		2,014
IT Services - 4.3%
Amadeus IT Holding SA Class A (a)	43,900	3,314
DXC Technology Co. (a)	9,400	356
Edenred SA	32,500	1,767
Edenred SA rights (a)(e)	32,500	30
Fidelity National Information Services, Inc.	36,100	5,378
Genpact Ltd.	45,600	2,086
IBM Corp.	16,300	2,343
MasterCard, Inc. Class A	2,200	793
Unisys Corp. (a)	66,892	1,720
Visa, Inc. Class A	43,440	9,874
		27,661
Semiconductors & Semiconductor Equipment - 3.9%
Analog Devices, Inc.	12,300	2,025
Applied Materials, Inc.	11,595	1,602
Intel Corp.	58,100	3,319
Lam Research Corp.	1,800	1,170
Marvell Technology, Inc.	29,700	1,435
NXP Semiconductors NV	17,300	3,658
Qualcomm, Inc.	86,598	11,651
		24,860
Software - 7.0%
Microsoft Corp.	145,873	36,422
Open Text Corp.	13,700	645
SAP SE sponsored ADR	46,000	6,437
Temenos Group AG	9,690	1,493
		44,997
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	144,692	18,030
Samsung Electronics Co. Ltd.	13,520	982
		19,012

TOTAL INFORMATION TECHNOLOGY		118,544

MATERIALS - 2.3%
Chemicals - 1.0%
DuPont de Nemours, Inc.	61,000	5,160
PPG Industries, Inc.	7,200	1,294
		6,454
Metals & Mining - 1.3%
BHP Group Ltd. sponsored ADR (c)	49,900	3,698
First Quantum Minerals Ltd.	48,600	1,196
Freeport-McMoRan, Inc. (b)	80,000	3,418
		8,312

TOTAL MATERIALS		14,766

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	10,500	2,682
CoreSite Realty Corp.	6,800	825
Equinix, Inc.	110	81
Public Storage	200	56
Simon Property Group, Inc.	29,200	3,752
		7,396
UTILITIES - 0.9%
Electric Utilities - 0.7%
Duke Energy Corp.	9,100	912
Entergy Corp.	11,200	1,179
Exelon Corp.	11,900	537
Southern Co. (b)	29,500	1,886
		4,514
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	21,600	546
Sempra Energy	5,700	772
		1,318

TOTAL UTILITIES		5,832

TOTAL COMMON STOCKS
(Cost $390,763)		630,339

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 6.50%	12,900	703
Boston Scientific Corp. Series A, 5.50%	7,700	880
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,415)		1,583
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $868)	1,093	711
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(f)(g)
(Cost $1,470)	1,469,796	653

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.03% (h)	5,716,727	5,718
Fidelity Securities Lending Cash Central Fund 0.03% (h)(i)	4,324,288	4,325
TOTAL MONEY MARKET FUNDS
(Cost $10,043)		10,043
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $404,559)		643,329
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(4,546)
NET ASSETS - 100%		$638,783

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
AmerisourceBergen Corp.	Chicago Board Options Exchange	56	$643	$125.00	8/20/21	$(12)
AmerisourceBergen Corp.	Chicago Board Options Exchange	56	643	130.00	8/20/21	(10)
Bank of America Corp.	Chicago Board Options Exchange	1,000	2,348	46.00	8/20/21	(40)
BorgWarner, Inc.	Chicago Board Options Exchange	184	944	55.00	7/16/21	(14)
Caterpillar, Inc.	Chicago Board Options Exchange	11	265	250.00	7/16/21	(5)
FedEx Corp.	Chicago Board Options Exchange	28	881	350.00	8/20/21	(18)
Freeport-McMoRan, Inc.	Chicago Board Options Exchange	62	265	43.00	6/18/21	(10)
General Electric Co.	Chicago Board Options Exchange	1,000	1,992	15.00	6/18/21	(21)
Southern Co.	Chicago Board Options Exchange	28	179	70.00	8/20/21	(1)
State Street Corp.	Chicago Board Options Exchange	172	1,496	95.00	8/20/21	(26)
Whirlpool Corp.	Chicago Board Options Exchange	22	522	250.00	9/17/21	(24)
Whirlpool Corp.	Chicago Board Options Exchange	22	522	260.00	9/17/21	(17)
TOTAL WRITTEN OPTIONS						$(198)

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $10,700,000.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,187,000 or 0.7% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$1,470
Vertiv Holdings LLC	2/6/20	$1,424

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1
Fidelity Securities Lending Cash Central Fund	18
Total	$19

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$47,449	$47,449	$--	$--
Consumer Discretionary	20,847	20,847	--	--
Consumer Staples	44,464	44,464	--	--
Energy	49,689	49,689	--	--
Financials	118,911	118,911	--	--
Health Care	90,331	88,748	1,583	--
Industrials	113,693	113,664	29	--
Information Technology	118,544	118,514	30	--
Materials	14,766	14,766	--	--
Real Estate	7,396	7,396	--	--
Utilities	5,832	5,832	--	--
Corporate Bonds	711	--	711	--
Other	653	--	--	653
Money Market Funds	10,043	10,043	--	--
Total Investments in Securities:	$643,329	$640,323	$2,353	$653
Derivative Instruments:
Liabilities
Written Options	$(198)	$(198)	$--	$--
Total Liabilities	$(198)	$(198)	$--	$--
Total Derivative Instruments:	$(198)	$(198)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(198)
Total Equity Risk	0	(198)
Total Value of Derivatives	$0	$(198)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.1%
Germany	2.2%
United Kingdom	2.2%
France	1.9%
Canada	1.6%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,231) — See accompanying schedule: Unaffiliated issuers (cost $394,516)	$633,286
Fidelity Central Funds (cost $10,043)	10,043
Total Investment in Securities (cost $404,559)		$643,329
Restricted cash		7
Foreign currency held at value (cost $65)		65
Receivable for investments sold		240
Receivable for fund shares sold		194
Dividends receivable		1,479
Interest receivable		1
Distributions receivable from Fidelity Central Funds		2
Other receivables		6
Total assets		645,323
Liabilities
Payable for investments purchased
Regular delivery	$753
Delayed delivery	58
Payable for fund shares redeemed	657
Accrued management fee	225
Distribution and service plan fees payable	181
Written options, at value (premium received $335)	198
Other affiliated payables	109
Other payables and accrued expenses	32
Collateral on securities loaned	4,327
Total liabilities		6,540
Net Assets		$638,783
Net Assets consist of:
Paid in capital		$386,700
Total accumulated earnings (loss)		252,083
Net Assets		$638,783
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($342,001 ÷ 10,328.7 shares)(a)		$33.11
Maximum offering price per share (100/94.25 of $33.11)		$35.13
Class M:
Net Asset Value and redemption price per share ($183,436 ÷ 5,533.3 shares)(a)		$33.15
Maximum offering price per share (100/96.50 of $33.15)		$34.35
Class C:
Net Asset Value and offering price per share ($41,541 ÷ 1,360.5 shares)(a)		$30.53
Class I:
Net Asset Value, offering price and redemption price per share ($55,539 ÷ 1,633.3 shares)		$34.00
Class Z:
Net Asset Value, offering price and redemption price per share ($16,266 ÷ 477.3 shares)		$34.08

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$6,445
Interest		24
Income from Fidelity Central Funds (including $18 from security lending)		19
Total income		6,488
Expenses
Management fee	$1,235
Transfer agent fees	520
Distribution and service plan fees	998
Accounting fees	108
Custodian fees and expenses	12
Independent trustees' fees and expenses	1
Registration fees	44
Audit	28
Legal	3
Miscellaneous	2
Total expenses before reductions	2,951
Expense reductions	(12)
Total expenses after reductions		2,939
Net investment income (loss)		3,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $10)	11,980
Foreign currency transactions	(4)
Written options	507
Total net realized gain (loss)		12,483
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4)	113,465
Assets and liabilities in foreign currencies	2
Written options	100
Total change in net unrealized appreciation (depreciation)		113,567
Net gain (loss)		126,050
Net increase (decrease) in net assets resulting from operations		$129,599

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,549	$8,377
Net realized gain (loss)	12,483	20,862
Change in net unrealized appreciation (depreciation)	113,567	(7,603)
Net increase (decrease) in net assets resulting from operations	129,599	21,636
Distributions to shareholders	(25,162)	(37,408)
Share transactions - net increase (decrease)	15,472	(21,275)
Total increase (decrease) in net assets	119,909	(37,047)
Net Assets
Beginning of period	518,874	555,921
End of period	$638,783	$518,874

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth & Income Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.71	$28.32	$28.69	$30.29	$26.89	$26.36
Income from Investment Operations
Net investment income (loss)A	.20	.44	.49	.43	.41	.37
Net realized and unrealized gain (loss)	6.57	.90	2.48	.58	3.83	2.12
Total from investment operations	6.77	1.34	2.97	1.01	4.24	2.49
Distributions from net investment income	(.48)	(.48)	(.47)	(.36)	(.39)B	(.39)
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.37)	(1.95)	(3.34)	(2.61)C	(.84)	(1.96)
Net asset value, end of period	$33.11	$27.71	$28.32	$28.69	$30.29	$26.89
Total ReturnD,E,F	25.46%	4.86%	13.65%	3.42%	16.15%	10.59%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%I	.95%	.96%	.96%	.97%	.99%
Expenses net of fee waivers, if any	.93%I	.95%	.96%	.96%	.97%	.99%
Expenses net of all reductions	.92%I	.95%	.95%	.95%	.97%	.99%
Net investment income (loss)	1.32%I	1.78%	1.93%	1.49%	1.47%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$342	$277	$288	$243	$255	$253
Portfolio turnover rateJ	19%I	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.71	$28.31	$28.67	$30.26	$26.87	$26.32
Income from Investment Operations
Net investment income (loss)A	.16	.38	.43	.36	.34	.31
Net realized and unrealized gain (loss)	6.59	.89	2.47	.59	3.82	2.12
Total from investment operations	6.75	1.27	2.90	.95	4.16	2.43
Distributions from net investment income	(.42)	(.40)	(.39)	(.28)	(.32)B	(.32)
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.31)	(1.87)	(3.26)	(2.54)	(.77)	(1.88)C
Net asset value, end of period	$33.15	$27.71	$28.31	$28.67	$30.26	$26.87
Total ReturnD,E,F	25.30%	4.61%	13.33%	3.19%	15.85%	10.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.17%I	1.20%	1.21%	1.21%	1.23%	1.24%
Expenses net of fee waivers, if any	1.17%I	1.20%	1.21%	1.21%	1.22%	1.24%
Expenses net of all reductions	1.17%I	1.20%	1.20%	1.20%	1.22%	1.24%
Net investment income (loss)	1.07%I	1.53%	1.68%	1.24%	1.22%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$183	$153	$172	$175	$186	$176
Portfolio turnover rateJ	19%I	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$25.56	$26.22	$26.79	$28.45	$25.33	$24.92
Income from Investment Operations
Net investment income (loss)A	.08	.23	.27	.20	.19	.17
Net realized and unrealized gain (loss)	6.06	.82	2.28	.55	3.60	2.01
Total from investment operations	6.14	1.05	2.55	.75	3.79	2.18
Distributions from net investment income	(.28)	(.24)	(.26)	(.15)	(.22)B	(.21)
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.17)	(1.71)	(3.12)C	(2.41)	(.67)	(1.77)C
Net asset value, end of period	$30.53	$25.56	$26.22	$26.79	$28.45	$25.33
Total ReturnD,E,F	24.96%	4.07%	12.74%	2.64%	15.28%	9.81%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.70%I	1.73%	1.73%	1.72%	1.73%	1.74%
Expenses net of fee waivers, if any	1.70%I	1.73%	1.73%	1.71%	1.73%	1.74%
Expenses net of all reductions	1.70%I	1.73%	1.73%	1.71%	1.72%	1.74%
Net investment income (loss)	.54%I	1.00%	1.15%	.73%	.72%	.76%
Supplemental Data
Net assets, end of period (in millions)	$42	$34	$41	$75	$86	$80
Portfolio turnover rateJ	19%I	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.45	$29.01	$29.33	$30.91	$27.41	$26.85
Income from Investment Operations
Net investment income (loss)A	.24	.52	.57	.52	.50	.44
Net realized and unrealized gain (loss)	6.74	.93	2.52	.60	3.90	2.16
Total from investment operations	6.98	1.45	3.09	1.12	4.40	2.60
Distributions from net investment income	(.55)	(.54)	(.54)	(.44)	(.45)B	(.48)
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.43)C	(2.01)	(3.41)	(2.70)	(.90)	(2.04)C
Net asset value, end of period	$34.00	$28.45	$29.01	$29.33	$30.91	$27.41
Total ReturnD,E	25.59%	5.16%	13.89%	3.71%	16.45%	10.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%H	.70%	.70%	.69%	.70%	.73%
Expenses net of fee waivers, if any	.68%H	.70%	.69%	.69%	.70%	.73%
Expenses net of all reductions	.68%H	.69%	.69%	.69%	.70%	.73%
Net investment income (loss)	1.56%H	2.03%	2.19%	1.75%	1.74%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$56	$45	$48	$47	$53	$35
Portfolio turnover rateI	19%H	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$28.52	$29.09	$29.35	$30.94	$27.35
Income from Investment Operations
Net investment income (loss)B	.27	.55	.62	.56	.51
Net realized and unrealized gain (loss)	6.76	.93	2.53	.59	3.08
Total from investment operations	7.03	1.48	3.15	1.15	3.59
Distributions from net investment income	(.59)	(.58)	(.54)	(.49)	–
Distributions from net realized gain	(.89)	(1.47)	(2.87)	(2.26)	–
Total distributions	(1.47)C	(2.05)	(3.41)	(2.74)C	–
Net asset value, end of period	$34.08	$28.52	$29.09	$29.35	$30.94
Total ReturnD,E	25.73%	5.26%	14.11%	3.84%	13.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	.54%H	.55%	.56%	.56%	.57%H
Expenses net of fee waivers, if any	.54%H	.55%	.56%	.56%	.57%H
Expenses net of all reductions	.53%H	.55%	.55%	.55%	.57%H
Net investment income (loss)	1.71%H	2.18%	2.33%	1.89%	2.13%H
Supplemental Data
Net assets, end of period (in millions)	$16	$11	$7	$22	$16
Portfolio turnover rateI	19%H	28%	29%	40%	36%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain conversion ratio adjustments and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$256,856
Gross unrealized depreciation	(20,204)
Net unrealized appreciation (depreciation)	$236,652
Tax cost	$406,814

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Growth & Income Fund	660.10

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth & Income Fund	53,158	63,944

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$387	$8
Class M	.25%	.25%	422	13
Class C	.75%	.25%	189	15
			$998	$36

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$35
Class M	5
Class C(a)	1
$41

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$281.18
Class M	150.18
Class C	39.21
Class I	47.19
Class Z	3.04
	$520

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Growth & Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth & Income Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth & Income Fund	4,120	4,588

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Growth & Income Fund	$1

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth & Income Fund	$2	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund and the Equity Central Funds include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $11 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Distributions to shareholders
Class A	$13,601	$19,645
Class M	7,162	11,240
Class C	1,554	2,639
Class I	2,271	3,375
Class Z	574	509
Total	$25,162	$37,408

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Class A
Shares sold	602	838	$18,326	$20,649
Reinvestment of distributions	466	680	12,807	18,480
Shares redeemed	(720)	(1,707)	(21,531)	(42,354)
Net increase (decrease)	348	(189)	$9,602	$(3,225)
Class M
Shares sold	183	298	$5,542	$7,357
Reinvestment of distributions	254	404	6,998	10,998
Shares redeemed	(423)	(1,272)	(12,664)	(31,461)
Net increase (decrease)	14	(570)	$(124)	$(13,106)
Class C
Shares sold	128	161	$3,578	$3,660
Reinvestment of distributions	60	102	1,533	2,577
Shares redeemed	(166)	(469)	(4,566)	(10,502)
Net increase (decrease)	22	(206)	$545	$(4,265)
Class I
Shares sold	336	933	$10,274	$23,094
Reinvestment of distributions	72	109	2,022	3,021
Shares redeemed	(340)	(1,123)	(10,459)	(28,359)
Net increase (decrease)	68	(81)	$1,837	$(2,244)
Class Z
Shares sold	239	768	$7,660	$18,165
Reinvestment of distributions	16	13	460	358
Shares redeemed	(150)	(659)	(4,508)	(16,958)
Net increase (decrease)	105	122	$3,612	$1,565

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Growth & Income Fund
Class A	.93%
Actual		$1,000.00	$1,254.60	$5.23
Hypothetical-C		$1,000.00	$1,020.29	$4.68
Class M	1.17%
Actual		$1,000.00	$1,253.00	$6.57
Hypothetical-C		$1,000.00	$1,019.10	$5.89
Class C	1.70%
Actual		$1,000.00	$1,249.60	$9.53
Hypothetical-C		$1,000.00	$1,016.45	$8.55
Class I	.68%
Actual		$1,000.00	$1,255.90	$3.82
Hypothetical-C		$1,000.00	$1,021.54	$3.43
Class Z	.54%
Actual		$1,000.00	$1,257.30	$3.04
Hypothetical-C		$1,000.00	$1,022.24	$2.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Growth & Income Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AGAI-SANN-0721
1.704634.123

Fidelity Advisor® Small Cap Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Crocs, Inc.	2.0
Atkore, Inc.	1.7
First Citizens Bancshares, Inc.	1.6
Concentrix Corp.	1.5
ConnectOne Bancorp, Inc.	1.5
EMCOR Group, Inc.	1.5
LPL Financial	1.5
Insight Enterprises, Inc.	1.4
Oshkosh Corp.	1.4
Gray Television, Inc.	1.4
15.5

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Industrials	20.2
Consumer Discretionary	16.3
Financials	16.2
Health Care	16.0
Information Technology	14.1

Asset Allocation (% of fund's net assets)

As of May 31, 2021 *
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 14.4%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 2.6%
Media - 2.6%
Gray Television, Inc.	1,257,500	$29,249
TechTarget, Inc. (a)(b)	352,700	24,798
		54,047
CONSUMER DISCRETIONARY - 16.3%
Auto Components - 2.0%
Adient PLC (a)	412,200	20,635
Patrick Industries, Inc.	260,164	22,296
		42,931
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)(b)	249,000	15,301
Churchill Downs, Inc.	110,900	22,128
Lindblad Expeditions Holdings (a)	514,500	8,757
		46,186
Household Durables - 3.3%
Purple Innovation, Inc. (a)	81,300	2,319
Skyline Champion Corp. (a)	481,686	24,397
Taylor Morrison Home Corp. (a)	495,300	14,671
Tempur Sealy International, Inc.	332,800	12,813
TopBuild Corp. (a)	70,800	14,022
		68,222
Internet & Direct Marketing Retail - 0.3%
Kogan.Com Ltd.	782,758	6,179
Leisure Products - 1.8%
Brunswick Corp.	93,900	9,599
Clarus Corp.	615,990	14,593
YETI Holdings, Inc. (a)	159,200	13,946
		38,138
Specialty Retail - 4.7%
American Eagle Outfitters, Inc. (b)	505,200	17,899
Boot Barn Holdings, Inc. (a)	308,400	23,559
Lithia Motors, Inc. Class A (sub. vtg.)	41,100	14,467
Murphy U.S.A., Inc.	156,900	21,152
Musti Group OYJ	526,793	20,395
		97,472
Textiles, Apparel & Luxury Goods - 2.0%
Crocs, Inc. (a)	407,621	41,261
Figs, Inc. Class A (a)	3,400	116
		41,377

TOTAL CONSUMER DISCRETIONARY		340,505

CONSUMER STAPLES - 2.2%
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc. (a)	513,730	23,010
Food Products - 1.1%
Nomad Foods Ltd. (a)	740,600	22,714

TOTAL CONSUMER STAPLES		45,724

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Enviva Partners LP	170,600	8,342
Hess Midstream LP	298,448	7,601
Renewable Energy Group, Inc. (a)(b)	166,600	10,174
		26,117
FINANCIALS - 16.2%
Banks - 6.3%
ConnectOne Bancorp, Inc.	1,118,300	30,966
First Citizens Bancshares, Inc.	38,800	33,391
First Interstate Bancsystem, Inc.	377,900	17,788
Independent Bank Corp., Massachusetts	138,300	11,287
ServisFirst Bancshares, Inc.	298,500	20,734
Trico Bancshares	330,200	15,833
		129,999
Capital Markets - 3.1%
LPL Financial	206,500	30,537
Morningstar, Inc.	111,509	26,315
Patria Investments Ltd.	493,300	8,342
		65,194
Consumer Finance - 1.7%
First Cash Financial Services, Inc.	182,900	14,581
PROG Holdings, Inc.	393,014	20,720
		35,301
Diversified Financial Services - 0.3%
Jaws Acquisition Corp. (a)	457,600	6,640
Insurance - 2.7%
Enstar Group Ltd. (a)	57,802	14,675
Old Republic International Corp.	612,900	16,095
Primerica, Inc.	158,000	25,629
		56,399
Thrifts & Mortgage Finance - 2.1%
Essent Group Ltd.	473,423	22,649
WSFS Financial Corp. (b)	392,670	20,894
		43,543

TOTAL FINANCIALS		337,076

HEALTH CARE - 16.0%
Biotechnology - 4.9%
Acceleron Pharma, Inc. (a)	45,800	5,995
ADC Therapeutics SA (a)	66,997	1,450
Agios Pharmaceuticals, Inc. (a)	47,200	2,633
Aurinia Pharmaceuticals, Inc. (a)	192,800	2,799
Avid Bioservices, Inc. (a)(b)	491,311	10,455
Bolt Biotherapeutics, Inc.	131,800	2,308
Cytokinetics, Inc. (a)	216,000	4,715
FibroGen, Inc. (a)	174,300	3,704
Forma Therapeutics Holdings, Inc.	93,600	2,627
Global Blood Therapeutics, Inc. (a)	54,900	2,110
Instil Bio, Inc. (a)	144,600	2,574
Keros Therapeutics, Inc. (a)	58,000	3,164
Kura Oncology, Inc. (a)	218,000	4,851
Mirati Therapeutics, Inc. (a)	45,400	7,180
Novavax, Inc. (a)	82,900	12,238
Passage Bio, Inc. (a)	131,900	1,748
Prelude Therapeutics, Inc.	48,537	1,687
PTC Therapeutics, Inc. (a)	111,200	4,367
Revolution Medicines, Inc. (a)	147,600	4,415
Stoke Therapeutics, Inc. (a)	57,336	2,274
TG Therapeutics, Inc. (a)	218,000	7,602
Turning Point Therapeutics, Inc. (a)	64,100	4,242
Vaxcyte, Inc.	68,700	1,448
Xenon Pharmaceuticals, Inc. (a)	208,800	3,857
Zentalis Pharmaceuticals, Inc. (a)	48,346	2,700
		103,143
Health Care Equipment & Supplies - 3.3%
Axonics Modulation Technologies, Inc. (a)	87,600	5,054
BioLife Solutions, Inc. (a)	170,900	5,693
CryoPort, Inc. (a)(b)	177,600	9,931
Envista Holdings Corp. (a)	429,900	18,761
Heska Corp. (a)	72,500	14,366
Tandem Diabetes Care, Inc. (a)	137,500	11,741
TransMedics Group, Inc. (a)	146,600	3,759
		69,305
Health Care Providers & Services - 4.1%
Acadia Healthcare Co., Inc. (a)	287,900	18,529
Chemed Corp.	43,200	21,226
LHC Group, Inc. (a)	63,977	12,594
Signify Health, Inc. (b)	262,814	6,649
The Ensign Group, Inc.	196,400	16,340
The Joint Corp. (a)(b)	137,219	9,754
		85,092
Health Care Technology - 0.6%
Phreesia, Inc. (a)	250,600	12,405
Life Sciences Tools & Services - 2.2%
Charles River Laboratories International, Inc. (a)	84,800	28,662
Syneos Health, Inc. (a)	189,400	16,648
		45,310
Pharmaceuticals - 0.9%
Arvinas Holding Co. LLC (a)	95,400	6,939
Intra-Cellular Therapies, Inc. (a)	116,800	4,603
Nektar Therapeutics (a)	116,500	2,105
Terns Pharmaceuticals, Inc.	282,684	4,837
		18,484

TOTAL HEALTH CARE		333,739

INDUSTRIALS - 20.2%
Aerospace & Defense - 0.5%
Vectrus, Inc. (a)	203,997	10,408
Building Products - 1.8%
Gibraltar Industries, Inc. (a)(b)	205,312	16,312
Masonite International Corp. (a)	182,800	21,854
		38,166
Commercial Services & Supplies - 1.3%
Knoll, Inc.	433,000	11,258
Tetra Tech, Inc.	133,200	15,913
		27,171
Construction & Engineering - 2.0%
EMCOR Group, Inc.	244,000	30,771
Valmont Industries, Inc.	44,200	10,962
		41,733
Electrical Equipment - 2.5%
Array Technologies, Inc.	379,332	6,183
Atkore, Inc. (a)	465,000	35,898
Generac Holdings, Inc. (a)	32,700	10,749
		52,830
Machinery - 5.0%
ESCO Technologies, Inc.	137,800	13,041
ITT, Inc.	239,100	22,451
Kornit Digital Ltd. (a)(b)	75,100	7,825
Luxfer Holdings PLC sponsored	804,400	18,389
Oshkosh Corp.	223,200	29,337
SPX Flow, Inc.	190,024	13,041
		104,084
Professional Services - 5.5%
ASGN, Inc. (a)	156,900	16,175
Booz Allen Hamilton Holding Corp. Class A	134,100	11,389
FTI Consulting, Inc. (a)	114,800	15,791
ICF International, Inc.	130,479	11,469
Insperity, Inc.	238,800	22,015
KBR, Inc.	679,300	27,675
TriNet Group, Inc. (a)	125,700	9,470
		113,984
Road & Rail - 1.0%
TFI International, Inc.	217,300	20,835
Trading Companies & Distributors - 0.6%
GMS, Inc. (a)	271,918	12,451

TOTAL INDUSTRIALS		421,662

INFORMATION TECHNOLOGY - 14.1%
Electronic Equipment & Components - 3.3%
ePlus, Inc. (a)(b)	115,889	10,960
Insight Enterprises, Inc. (a)	280,872	29,346
Napco Security Technolgies, Inc. (a)	280,851	9,139
SYNNEX Corp.	159,541	20,198
		69,643
IT Services - 3.7%
Concentrix Corp. (a)	210,541	32,154
Endava PLC ADR (a)	121,308	12,444
Genpact Ltd.	268,100	12,263
Grid Dynamics Holdings, Inc. (a)	595,900	9,159
Repay Holdings Corp. (a)	506,660	11,506
		77,526
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Energy Industries, Inc. (b)	153,500	15,659
Entegris, Inc.	102,100	11,685
Ichor Holdings Ltd. (a)(b)	295,000	16,597
SiTime Corp. (a)	1,100	108
Synaptics, Inc. (a)(b)	154,950	19,575
		63,624
Software - 4.0%
Digital Turbine, Inc. (a)	246,600	16,318
Five9, Inc. (a)(b)	72,800	12,893
j2 Global, Inc. (a)(b)	180,300	22,453
LivePerson, Inc. (a)(b)	256,300	14,084
Rapid7, Inc. (a)(b)	200,300	16,755
		82,503

TOTAL INFORMATION TECHNOLOGY		293,296

MATERIALS - 5.2%
Chemicals - 2.0%
Ashland Global Holdings, Inc. (b)	160,700	15,241
Element Solutions, Inc.	1,167,800	27,315
		42,556
Construction Materials - 1.2%
Eagle Materials, Inc.	172,300	25,287
Containers & Packaging - 0.5%
Aptargroup, Inc.	71,000	10,459
Metals & Mining - 1.5%
Constellium NV (a)	1,256,500	22,441
ERO Copper Corp. (a)	361,700	8,397
		30,838

TOTAL MATERIALS		109,140

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Americold Realty Trust	364,200	13,847
CoreSite Realty Corp.	85,400	10,355
Essential Properties Realty Trust, Inc. (b)	534,601	13,686
Summit Industrial Income REIT	711,300	9,464
		47,352
Real Estate Management & Development - 1.1%
Cushman & Wakefield PLC (a)	1,202,300	22,856

TOTAL REAL ESTATE		70,208

UTILITIES - 1.0%
Gas Utilities - 0.5%
Star Gas Partners LP	1,013,900	10,595
Multi-Utilities - 0.5%
Telecom Plus PLC	560,783	9,433

TOTAL UTILITIES		20,028

TOTAL COMMON STOCKS
(Cost $1,308,754)		2,051,542

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.03% (c)	17,240,287	17,244
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	111,819,402	111,831
TOTAL MONEY MARKET FUNDS
(Cost $129,075)		129,075

Equity Funds - 0.8%
Small Blend Funds - 0.8%
iShares Russell 2000 Index ETF (b)
(Cost $12,083)	74,300	16,755
TOTAL INVESTMENT IN SECURITIES - 105.5%
(Cost $1,449,912)		2,197,372
NET OTHER ASSETS (LIABILITIES) - (5.5)%		(114,427)
NET ASSETS - 100%		$2,082,945

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4
Fidelity Securities Lending Cash Central Fund	39
Total	$43

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Securities Lending Cash Central Fund was $32,593. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Securities Lending Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Securities Lending Cash Central Fund were $411,959 and $332,721, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$54,047	$54,047	$--	$--
Consumer Discretionary	340,505	340,505	--	--
Consumer Staples	45,724	45,724	--	--
Energy	26,117	26,117	--	--
Financials	337,076	337,076	--	--
Health Care	333,739	333,739	--	--
Industrials	421,662	421,662	--	--
Information Technology	293,296	293,296	--	--
Materials	109,140	109,140	--	--
Real Estate	70,208	70,208	--	--
Utilities	20,028	20,028	--	--
Money Market Funds	129,075	129,075	--	--
Equity Funds	16,755	16,755	--	--
Total Investments in Securities:	$2,197,372	$2,197,372	$--	$--
Net unrealized appreciation on unfunded commitments	$21	$--	$21	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.6%
Canada	3.1%
United Kingdom	3.1%
Bermuda	2.4%
British Virgin Islands	1.1%
France	1.1%
Ireland	1.0%
Finland	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $109,527) — See accompanying schedule: Unaffiliated issuers (cost $1,320,837)	$2,068,297
Fidelity Central Funds (cost $129,075)	129,075
Total Investment in Securities (cost $1,449,912)		$2,197,372
Foreign currency held at value (cost $89)		89
Receivable for fund shares sold		1,136
Dividends receivable		755
Distributions receivable from Fidelity Central Funds		4
Net unrealized appreciation on unfunded commitments		21
Other receivables		23
Total assets		2,199,400
Liabilities
Payable for investments purchased	$183
Payable for fund shares redeemed	2,166
Accrued management fee	1,394
Distribution and service plan fees payable	492
Other affiliated payables	359
Other payables and accrued expenses	33
Collateral on securities loaned	111,828
Total liabilities		116,455
Net Assets		$2,082,945
Net Assets consist of:
Paid in capital		$1,216,430
Total accumulated earnings (loss)		866,515
Net Assets		$2,082,945
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($797,195 ÷ 24,707.34 shares)(a)		$32.27
Maximum offering price per share (100/94.25 of $32.27)		$34.24
Class M:
Net Asset Value and redemption price per share ($614,940 ÷ 21,168.82 shares)(a)		$29.05
Maximum offering price per share (100/96.50 of $29.05)		$30.10
Class C:
Net Asset Value and offering price per share ($88,629 ÷ 4,055.58 shares)(a)		$21.85
Class I:
Net Asset Value, offering price and redemption price per share ($485,683 ÷ 13,325.45 shares)		$36.45
Class Z:
Net Asset Value, offering price and redemption price per share ($96,498 ÷ 2,635.49 shares)		$36.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$6,241
Income from Fidelity Central Funds (including $39 from security lending)		43
Total income		6,284
Expenses
Management fee
Basic fee	$6,617
Performance adjustment	(329)
Transfer agent fees	1,763
Distribution and service plan fees	2,826
Accounting fees	298
Custodian fees and expenses	20
Independent trustees' fees and expenses	4
Registration fees	54
Audit	31
Legal	3
Miscellaneous	2
Total expenses before reductions	11,289
Expense reductions	(68)
Total expenses after reductions		11,221
Net investment income (loss)		(4,937)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	135,492
Foreign currency transactions	(6)
Total net realized gain (loss)		135,486
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	318,742
Unfunded commitments	21
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		318,767
Net gain (loss)		454,253
Net increase (decrease) in net assets resulting from operations		$449,316

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,937)	$(6,042)
Net realized gain (loss)	135,486	50,655
Change in net unrealized appreciation (depreciation)	318,767	91,261
Net increase (decrease) in net assets resulting from operations	449,316	135,874
Distributions to shareholders	(47,912)	(70,606)
Share transactions - net increase (decrease)	1,128	(226,782)
Total increase (decrease) in net assets	402,532	(161,514)
Net Assets
Beginning of period	1,680,413	1,841,927
End of period	$2,082,945	$1,680,413

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Small Cap Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.09	$24.25	$24.46	$29.35	$25.52	$27.56
Income from Investment Operations
Net investment income (loss)A	(.07)	(.08)	(.03)	(.04)	.03	.12B
Net realized and unrealized gain (loss)	6.98	2.85	2.56	(1.28)	4.18	.05
Total from investment operations	6.91	2.77	2.53	(1.32)	4.21	.17
Distributions from net investment income	–	–	–	–	(.08)	–
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.38)	(2.21)
Net asset value, end of period	$32.27	$26.09	$24.25	$24.46	$29.35	$25.52
Total ReturnC,D,E	27.05%	11.78%	13.97%	(5.18)%	16.68%	1.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.12%H	1.22%	.98%	.97%	1.05%	1.32%
Expenses net of fee waivers, if any	1.12%H	1.22%	.98%	.97%	1.05%	1.32%
Expenses net of all reductions	1.12%H	1.22%	.98%	.96%	1.04%	1.31%
Net investment income (loss)	(.47)%H	(.36)%	(.13)%	(.13)%	.10%	.52%B
Supplemental Data
Net assets, end of period (in millions)	$797	$638	$654	$640	$805	$932
Portfolio turnover rateI	44%H	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.58	$22.06	$22.58	$27.43	$23.88	$25.99
Income from Investment Operations
Net investment income (loss)A	(.10)	(.12)	(.07)	(.09)	(.03)	.07B
Net realized and unrealized gain (loss)	6.30	2.57	2.29	(1.19)	3.91	.03
Total from investment operations	6.20	2.45	2.22	(1.28)	3.88	.10
Distributions from net investment income	–	–	–	–	(.03)	–
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.33)	(2.21)
Net asset value, end of period	$29.05	$23.58	$22.06	$22.58	$27.43	$23.88
Total ReturnC,D,E	26.92%	11.49%	13.73%	(5.42)%	16.41%	1.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%H	1.45%	1.22%	1.20%	1.28%	1.54%
Expenses net of fee waivers, if any	1.36%H	1.45%	1.22%	1.20%	1.28%	1.54%
Expenses net of all reductions	1.36%H	1.45%	1.21%	1.19%	1.27%	1.54%
Net investment income (loss)	(.71)%H	(.59)%	(.36)%	(.37)%	(.13)%	.29%B
Supplemental Data
Net assets, end of period (in millions)	$615	$503	$542	$580	$734	$756
Portfolio turnover rateI	44%H	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.96	$17.11	$18.32	$23.02	$20.17	$22.44
Income from Investment Operations
Net investment income (loss)A	(.13)	(.18)	(.15)	(.18)	(.14)	(.05)B
Net realized and unrealized gain (loss)	4.75	1.96	1.68	(.95)	3.29	(.01)
Total from investment operations	4.62	1.78	1.53	(1.13)	3.15	(.06)
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Net asset value, end of period	$21.85	$17.96	$17.11	$18.32	$23.02	$20.17
Total ReturnC,D,E	26.53%	10.87%	13.05%	(5.88)%	15.80%	.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.94%H	2.04%	1.79%	1.74%	1.81%	2.08%
Expenses net of fee waivers, if any	1.94%H	2.04%	1.79%	1.74%	1.81%	2.08%
Expenses net of all reductions	1.93%H	2.03%	1.78%	1.73%	1.80%	2.07%
Net investment income (loss)	(1.29)%H	(1.18)%	(.93)%	(.90)%	(.66)%	(.24)%B
Supplemental Data
Net assets, end of period (in millions)	$89	$81	$96	$196	$273	$274
Portfolio turnover rateI	44%H	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.69) %.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.34	$27.09	$26.89	$31.84	$27.65	$29.59
Income from Investment Operations
Net investment income (loss)A	(.04)	(.02)	.03	.04	.11	.20B
Net realized and unrealized gain (loss)	7.88	3.20	2.91	(1.42)	4.54	.07
Total from investment operations	7.84	3.18	2.94	(1.38)	4.65	.27
Distributions from net investment income	–	–	–	–	(.15)	–
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.46)C	(2.21)
Net asset value, end of period	$36.45	$29.34	$27.09	$26.89	$31.84	$27.65
Total ReturnD,E	27.23%	12.07%	14.26%	(4.93)%	17.01%	1.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%H	.96%	.72%	.71%	.78%	1.05%
Expenses net of fee waivers, if any	.87%H	.95%	.72%	.71%	.78%	1.04%
Expenses net of all reductions	.86%H	.95%	.72%	.70%	.77%	1.04%
Net investment income (loss)	(.22)%H	(.09)%	.14%	.12%	.37%	.79%B
Supplemental Data
Net assets, end of period (in millions)	$486	$378	$434	$604	$758	$652
Portfolio turnover rateI	44%H	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.45	$27.15	$26.90	$31.81	$27.63	$29.53
Income from Investment Operations
Net investment income (loss)A	(.01)	.01	.07	.08	.15	.24B
Net realized and unrealized gain (loss)	7.90	3.22	2.92	(1.42)	4.53	.07
Total from investment operations	7.89	3.23	2.99	(1.34)	4.68	.31
Distributions from net investment income	–	–	–	–	(.20)	–
Distributions from net realized gain	(.73)	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.73)	(.93)	(2.74)	(3.57)	(.50)	(2.21)
Net asset value, end of period	$36.61	$29.45	$27.15	$26.90	$31.81	$27.63
Total ReturnC,D	27.30%	12.23%	14.46%	(4.80)%	17.17%	1.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%G	.81%	.57%	.56%	.63%	.89%
Expenses net of fee waivers, if any	.73%G	.81%	.57%	.56%	.63%	.89%
Expenses net of all reductions	.72%G	.80%	.57%	.55%	.62%	.89%
Net investment income (loss)	(.08)%G	.05%	.29%	.28%	.51%	.94%B
Supplemental Data
Net assets, end of period (in millions)	$96	$79	$117	$71	$57	$44
Portfolio turnover rateH	44%G	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .50%.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$788,975
Gross unrealized depreciation	(41,332)
Net unrealized appreciation (depreciation)	$747,643
Tax cost	$1,449,729

The Fund elected to defer to its next fiscal year approximately $6,623 of ordinary losses recognized during the period January 1, 2020 to November 30, 2020.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Small Cap Fund	419,953	472,701

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$932	$12
Class M	.25%	.25%	1,450	13
Class C	.75%	.25%	444	28
			$2,826	$53

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$53
Class M	7
Class C(a)	2
$62

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$702.19
Class M	516.18
Class C	112.25
Class I	412.18
Class Z	21.04
	$1,763

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Small Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Small Cap Fund	$16

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Small Cap Fund	25,850	21,626

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Small Cap Fund	$2

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Small Cap Fund	$4	$–(a)	$–

 (a) In the amount of less than five hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $65 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Small Cap Fund
Distributions to shareholders
Class A	$17,773	$24,709
Class M	15,471	22,581
Class C	3,281	5,121
Class I	9,390	14,130
Class Z	1,997	4,065
Total	$47,912	$70,606

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Small Cap Fund
Class A
Shares sold	1,675	2,249	$50,524	$48,811
Reinvestment of distributions	638	1,006	17,137	23,936
Shares redeemed	(2,070)	(5,744)	(61,867)	(125,770)
Net increase (decrease)	243	(2,489)	$5,794	$(53,023)
Class M
Shares sold	1,594	2,550	$43,313	$49,900
Reinvestment of distributions	630	1,035	15,247	22,299
Shares redeemed	(2,404)	(6,793)	(64,561)	(133,734)
Net increase (decrease)	(180)	(3,208)	$(6,001)	$(61,535)
Class C
Shares sold	252	354	$5,120	$5,349
Reinvestment of distributions	178	302	3,255	4,988
Shares redeemed	(909)	(1,737)	(18,683)	(26,156)
Net increase (decrease)	(479)	(1,081)	$(10,308)	$(15,819)
Class I
Shares sold	2,105	2,867	$71,436	$70,175
Reinvestment of distributions	292	491	8,856	13,113
Shares redeemed	(1,956)	(6,484)	(65,719)	(157,609)
Net increase (decrease)	441	(3,126)	$14,573	$(74,321)
Class Z
Shares sold	573	2,960	$19,286	$72,922
Reinvestment of distributions	50	129	1,528	3,452
Shares redeemed	(679)	(4,708)	(23,744)	(98,458)
Net increase (decrease)	(56)	(1,619)	$(2,930)	$(22,084)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Small Cap Fund
Class A	1.12%
Actual		$1,000.00	$1,270.50	$6.34
Hypothetical-C		$1,000.00	$1,019.35	$5.64
Class M	1.36%
Actual		$1,000.00	$1,269.20	$7.69
Hypothetical-C		$1,000.00	$1,018.15	$6.84
Class C	1.94%
Actual		$1,000.00	$1,265.30	$10.96
Hypothetical-C		$1,000.00	$1,015.26	$9.75
Class I	.87%
Actual		$1,000.00	$1,272.30	$4.93
Hypothetical-C		$1,000.00	$1,020.59	$4.38
Class Z	.73%
Actual		$1,000.00	$1,273.00	$4.14
Hypothetical-C		$1,000.00	$1,021.29	$3.68

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in June 2018 and July 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Small Cap Fund

2020 Total Return % vs. Morningstar Small Blend and Russell 2000:
75% beaten
25% beaten
Benchmark
Class Z
Class C
5.0
0.0
-5.0
-10.0
-15.0
3.6
2.4
0.4
-0.5
-10.4
1 Year
10.0
5.0
0.0
-5.0
-10.0
9.5
5.7
5.4
4.0
-8.1
3 Year
50.0
45.0
40.0
35.0
30.0
25.0
20.0
47.0
42.4
33.5
25.9
23.4
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	92%	86%	45%
Class C	91%	81%	30%
Class I	92%	87%	50%
Class M	92%	86%	39%
Class Z	93%	88%	52%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ASCF-SANN-0721
1.721218.122

Fidelity Advisor® Stock Selector Mid Cap Fund

Semi-Annual Report

May 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Nielsen Holdings PLC	1.8
Caesars Entertainment, Inc.	1.6
Curtiss-Wright Corp.	1.6
PacWest Bancorp	1.5
AECOM	1.4
OneMain Holdings, Inc.	1.4
MRC Global, Inc.	1.3
Sensata Technologies, Inc. PLC	1.3
American Financial Group, Inc.	1.3
Granite Construction, Inc.	1.2
14.4

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Industrials	18.5
Financials	16.6
Consumer Discretionary	14.2
Information Technology	12.8
Health Care	9.5

Asset Allocation (% of fund's net assets)

As of May 31, 2021 *
Stocks and Equity Futures	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 11.5%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.0%
Iridium Communications, Inc. (a)	21,700	$829
Entertainment - 0.2%
Cinemark Holdings, Inc. (a)(b)	142,500	3,229
Live Nation Entertainment, Inc. (a)	14,700	1,325
Warner Music Group Corp. Class A	31,600	1,134
		5,688
Interactive Media & Services - 0.2%
IAC (a)	9,000	1,435
TripAdvisor, Inc. (a)	43,200	1,877
Vimeo, Inc. (a)	8,911	374
		3,686
Media - 1.0%
Cable One, Inc.	4,100	7,444
Discovery Communications, Inc. Class A (a)	33,180	1,065
Gray Television, Inc.	57,400	1,335
Interpublic Group of Companies, Inc.	102,651	3,458
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	22,200	991
Liberty SiriusXM Series A (a)	27,500	1,201
Nexstar Broadcasting Group, Inc. Class A	19,800	3,008
S4 Capital PLC (a)	109,000	861
The New York Times Co. Class A	98,000	4,196
		23,559

TOTAL COMMUNICATION SERVICES		33,762

CONSUMER DISCRETIONARY - 13.7%
Auto Components - 1.5%
Adient PLC (a)	277,500	13,892
Lear Corp.	105,353	20,371
		34,263
Automobiles - 0.9%
Aston Martin Lagonda Global Holdings PLC (a)(c)	127,600	3,818
Harley-Davidson, Inc.	345,272	16,735
		20,553
Distributors - 0.7%
LKQ Corp. (a)	311,598	15,879
Diversified Consumer Services - 0.0%
Cairo Mezz PLC (a)	5,744,132	867
Hotels, Restaurants & Leisure - 4.1%
Aristocrat Leisure Ltd.	219,980	6,988
Caesars Entertainment, Inc. (a)	355,302	38,177
Churchill Downs, Inc.	90,047	17,967
Darden Restaurants, Inc.	50,455	7,227
Domino's Pizza, Inc.	21,500	9,178
Elior SA (a)(c)	158,604	1,254
Wyndham Hotels & Resorts, Inc.	194,833	14,624
		95,415
Household Durables - 2.1%
Leggett & Platt, Inc.	130,540	7,184
Mohawk Industries, Inc. (a)	81,340	17,137
NVR, Inc. (a)	2,778	13,577
Taylor Morrison Home Corp. (a)	404,764	11,989
		49,887
Internet & Direct Marketing Retail - 0.2%
Deliveroo Holdings PLC (a)(c)	158,400	566
Farfetch Ltd. Class A (a)	83,800	3,882
		4,448
Leisure Products - 0.6%
Mattel, Inc. (a)	697,276	14,789
Multiline Retail - 0.4%
Nordstrom, Inc. (a)(b)	294,134	9,865
Textiles, Apparel & Luxury Goods - 3.2%
Capri Holdings Ltd. (a)	303,264	17,198
Columbia Sportswear Co.	83,904	8,619
PVH Corp. (a)	150,354	17,264
Ralph Lauren Corp.	59,269	7,354
Tapestry, Inc. (a)	510,349	22,910
		73,345

TOTAL CONSUMER DISCRETIONARY		319,311

CONSUMER STAPLES - 3.3%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)	5,800	6,137
Molson Coors Beverage Co. Class B (a)	30,500	1,779
		7,916
Food & Staples Retailing - 1.0%
BJ's Wholesale Club Holdings, Inc. (a)	190,300	8,524
Casey's General Stores, Inc.	11,900	2,628
Grocery Outlet Holding Corp. (a)(b)	62,484	2,129
Sprouts Farmers Market LLC (a)(b)	170,500	4,535
U.S. Foods Holding Corp. (a)	109,300	4,256
		22,072
Food Products - 1.4%
Bunge Ltd.	22,300	1,936
Darling Ingredients, Inc. (a)	156,500	10,714
Ingredion, Inc.	47,700	4,528
Lamb Weston Holdings, Inc.	45,800	3,778
Nomad Foods Ltd. (a)	125,800	3,858
Post Holdings, Inc. (a)	34,500	3,986
TreeHouse Foods, Inc. (a)	86,100	4,194
		32,994
Household Products - 0.6%
Energizer Holdings, Inc.	121,000	5,571
Reynolds Consumer Products, Inc.	88,600	2,670
Spectrum Brands Holdings, Inc.	51,607	4,587
		12,828
Personal Products - 0.0%
Herbalife Nutrition Ltd. (a)	17,800	936

TOTAL CONSUMER STAPLES		76,746

ENERGY - 1.2%
Energy Equipment & Services - 0.1%
Liberty Oilfield Services, Inc. Class A (a)	194,460	2,909
Oil, Gas & Consumable Fuels - 1.1%
APA Corp.	135,202	2,812
Cimarex Energy Co.	139,432	9,447
DHT Holdings, Inc.	30,700	196
EQT Corp. (a)	358,492	7,485
Euronav NV	43,400	415
Hess Midstream LP	99,365	2,531
HollyFrontier Corp.	75,606	2,455
		25,341

TOTAL ENERGY		28,250

FINANCIALS - 16.6%
Banks - 6.0%
Associated Banc-Corp.	405,800	9,329
Bancorp, Inc., Delaware (a)	195,400	4,736
First Horizon National Corp.	1,446,600	27,587
Live Oak Bancshares, Inc.	100,000	6,058
PacWest Bancorp	771,800	34,862
Piraeus Financial Holdings SA (a)	925,500	1,729
Signature Bank	105,200	26,274
TCF Financial Corp.	381,300	18,112
Wintrust Financial Corp.	125,100	10,061
		138,748
Capital Markets - 1.3%
Lazard Ltd. Class A	171,700	8,101
Patria Investments Ltd.	165,400	2,797
The Beauty Health Co. (a)(b)	690,000	9,826
Virtu Financial, Inc. Class A (b)	281,570	8,574
		29,298
Consumer Finance - 2.8%
Ally Financial, Inc.	167,400	9,158
First Cash Financial Services, Inc.	87,566	6,981
LendingTree, Inc. (a)	19,700	4,043
Navient Corp.	671,700	12,272
OneMain Holdings, Inc.	558,131	32,282
		64,736
Diversified Financial Services - 0.9%
Jaws Acquisition Corp. (a)(b)	800,000	11,608
Voya Financial, Inc.	148,000	9,697
		21,305
Insurance - 3.8%
American Financial Group, Inc.	221,923	29,529
Assurant, Inc.	99,000	15,954
BRP Group, Inc. (a)	308,566	7,585
Fairfax Financial Holdings Ltd. (sub. vtg.)	15,000	7,007
Reinsurance Group of America, Inc.	104,700	13,195
RenaissanceRe Holdings Ltd.	88,100	13,578
Talanx AG	56,900	2,391
		89,239
Mortgage Real Estate Investment Trusts - 0.4%
New Residential Investment Corp.	970,000	10,263
Thrifts & Mortgage Finance - 1.4%
Essent Group Ltd.	336,600	16,103
MGIC Investment Corp.	1,039,700	15,304
		31,407

TOTAL FINANCIALS		384,996

HEALTH CARE - 9.5%
Biotechnology - 1.1%
Exelixis, Inc. (a)	700,000	15,785
TG Therapeutics, Inc. (a)	280,000	9,764
		25,549
Health Care Equipment & Supplies - 4.5%
Hologic, Inc. (a)	184,000	11,603
Insulet Corp. (a)	60,000	16,180
Masimo Corp. (a)	95,000	20,482
Nanosonics Ltd. (a)	2,700,000	11,597
Nevro Corp. (a)	75,000	11,303
Penumbra, Inc. (a)	86,313	21,501
Tandem Diabetes Care, Inc. (a)	128,000	10,930
		103,596
Health Care Providers & Services - 3.0%
Alignment Healthcare, Inc. (a)	440,000	11,101
LHC Group, Inc. (a)	106,000	20,866
Molina Healthcare, Inc. (a)	105,000	26,393
Option Care Health, Inc. (a)	575,000	10,546
		68,906
Life Sciences Tools & Services - 0.6%
Bruker Corp.	210,000	14,582
Pharmaceuticals - 0.3%
Nektar Therapeutics (a)(b)	440,000	7,951

TOTAL HEALTH CARE		220,584

INDUSTRIALS - 18.5%
Aerospace & Defense - 1.6%
Curtiss-Wright Corp.	297,300	37,258
Airlines - 0.7%
JetBlue Airways Corp. (a)	253,700	5,099
Spirit Airlines, Inc. (a)	278,000	9,927
		15,026
Building Products - 1.1%
Jeld-Wen Holding, Inc. (a)	893,550	25,028
Commercial Services & Supplies - 0.5%
CoreCivic, Inc. (a)	1,588,334	12,437
Construction & Engineering - 4.5%
AECOM (a)	513,137	33,359
API Group Corp. (a)(c)	863,500	18,263
Arcadis NV	193,284	8,438
Fluor Corp. (a)	966,200	17,875
Granite Construction, Inc. (b)	683,680	27,593
		105,528
Electrical Equipment - 1.3%
Sensata Technologies, Inc. PLC (a)	503,919	29,948
Machinery - 1.3%
Allison Transmission Holdings, Inc.	524,663	22,198
Crane Co.	91,100	8,699
		30,897
Marine - 2.0%
Genco Shipping & Trading Ltd.	464,700	7,342
Golden Ocean Group Ltd.	444,425	4,431
Kirby Corp. (a)	369,700	24,153
Safe Bulkers, Inc. (a)	429,105	1,583
Star Bulk Carriers Corp. (b)	459,508	8,965
		46,474
Professional Services - 2.3%
CACI International, Inc. Class A (a)	43,900	11,193
Nielsen Holdings PLC	1,507,899	41,034
		52,227
Road & Rail - 0.9%
Knight-Swift Transportation Holdings, Inc. Class A	414,100	19,765
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (a)	149,631	8,475
MRC Global, Inc. (a)	2,905,430	31,204
NOW, Inc. (a)	1,389,907	14,552
		54,231

TOTAL INDUSTRIALS		428,819

INFORMATION TECHNOLOGY - 12.8%
Electronic Equipment & Components - 2.6%
Avnet, Inc.	401,900	17,708
Cognex Corp.	206,771	16,416
Jabil, Inc.	112,300	6,339
Trimble, Inc. (a)	122,500	9,529
TTM Technologies, Inc. (a)	466,200	7,063
Vishay Intertechnology, Inc.	108,400	2,609
		59,664
IT Services - 3.0%
Akamai Technologies, Inc. (a)	87,900	10,039
ExlService Holdings, Inc. (a)	77,173	7,870
Gartner, Inc. (a)	39,400	9,134
GoDaddy, Inc. (a)	132,000	10,687
Liveramp Holdings, Inc. (a)	68,400	3,436
MongoDB, Inc. Class A (a)	35,500	10,364
Nuvei Corp. (c)	78,700	5,918
WEX, Inc. (a)	60,500	11,853
		69,301
Semiconductors & Semiconductor Equipment - 1.6%
Cirrus Logic, Inc. (a)	178,300	13,920
ON Semiconductor Corp. (a)	373,600	14,959
SolarEdge Technologies, Inc. (a)	30,700	7,921
		36,800
Software - 5.2%
Anaplan, Inc. (a)	149,200	7,685
Aspen Technology, Inc. (a)	57,600	7,861
Blackbaud, Inc. (a)	156,867	11,089
Ceridian HCM Holding, Inc. (a)	247,900	22,177
Citrix Systems, Inc.	57,600	6,622
Elastic NV (a)	69,500	8,216
Guidewire Software, Inc. (a)	55,100	5,385
NortonLifeLock, Inc.	372,400	10,301
Procore Technologies, Inc. (a)	2,400	207
Proofpoint, Inc. (a)	65,100	11,250
PTC, Inc. (a)	113,700	15,252
Slack Technologies, Inc. Class A (a)	134,400	5,919
Tenable Holdings, Inc. (a)	244,500	10,220
		122,184
Technology Hardware, Storage & Peripherals - 0.4%
Western Digital Corp. (a)	127,000	9,554

TOTAL INFORMATION TECHNOLOGY		297,503

MATERIALS - 6.8%
Chemicals - 2.7%
Ashland Global Holdings, Inc.	163,800	15,535
RPM International, Inc.	180,200	16,854
The Chemours Co. LLC	542,700	19,499
Valvoline, Inc.	378,804	12,501
		64,389
Construction Materials - 0.9%
Eagle Materials, Inc.	140,400	20,605
Containers & Packaging - 0.9%
Aptargroup, Inc.	137,800	20,299
Metals & Mining - 1.5%
Steel Dynamics, Inc.	406,700	25,390
Yamana Gold, Inc. (b)	1,700,400	8,910
		34,300
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp.	268,400	18,039

TOTAL MATERIALS		157,632

REAL ESTATE - 9.0%
Equity Real Estate Investment Trusts (REITs) - 8.3%
Americold Realty Trust	148,700	5,654
CubeSmart	235,372	10,307
CyrusOne, Inc.	215,000	15,856
Douglas Emmett, Inc.	465,600	16,166
Duke Realty Corp.	359,974	16,724
Essex Property Trust, Inc.	46,200	13,642
Four Corners Property Trust, Inc.	377,472	10,479
Healthcare Realty Trust, Inc.	511,254	15,511
Invitation Homes, Inc.	164,600	5,970
Lamar Advertising Co. Class A	115,700	12,128
Mid-America Apartment Communities, Inc.	60,000	9,642
Postal Realty Trust, Inc.	477,400	9,648
SITE Centers Corp.	377,500	5,651
Spirit Realty Capital, Inc.	114,800	5,425
Sunstone Hotel Investors, Inc. (a)	883,700	11,099
Terreno Realty Corp.	121,500	7,730
Ventas, Inc.	295,500	16,385
VICI Properties, Inc.	142,300	4,430
		192,447
Real Estate Management & Development - 0.7%
Cushman & Wakefield PLC (a)	822,411	15,634

TOTAL REAL ESTATE		208,081

UTILITIES - 3.0%
Electric Utilities - 1.1%
Evergy, Inc.	104,165	6,457
OGE Energy Corp.	368,800	12,724
Portland General Electric Co.	149,100	7,148
		26,329
Gas Utilities - 0.4%
Southwest Gas Holdings, Inc.	80,000	5,281
UGI Corp.	108,300	4,987
		10,268
Multi-Utilities - 0.9%
Black Hills Corp.	82,700	5,441
MDU Resources Group, Inc.	270,539	9,106
NiSource, Inc.	251,300	6,408
		20,955
Water Utilities - 0.6%
Essential Utilities, Inc.	271,215	12,964

TOTAL UTILITIES		70,516

TOTAL COMMON STOCKS
(Cost $1,558,074)		2,226,200

Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.5%
Porsche Automobil Holding SE (Germany)
(Cost $6,904)	102,342	11,576
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.01% 8/5/21 (d)
(Cost $3,650)	3,650	3,650
	Shares	Value (000s)

Money Market Funds - 5.2%
Fidelity Cash Central Fund 0.03% (e)	82,544,505	$82,561
Fidelity Securities Lending Cash Central Fund 0.03% (e)(f)	37,567,428	37,571
TOTAL MONEY MARKET FUNDS
(Cost $120,129)		120,132
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $1,688,757)		2,361,558
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(38,689)
NET ASSETS - 100%		$2,322,869

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	150	June 2021	$40,901	$828	$828

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,819,000 or 1.3% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,255,000.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$23
Fidelity Securities Lending Cash Central Fund	64
Total	$87

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$33,762	$33,762	$--	$--
Consumer Discretionary	330,887	330,887	--	--
Consumer Staples	76,746	76,746	--	--
Energy	28,250	28,250	--	--
Financials	384,996	384,996	--	--
Health Care	220,584	220,584	--	--
Industrials	428,819	428,819	--	--
Information Technology	297,503	297,503	--	--
Materials	157,632	157,632	--	--
Real Estate	208,081	208,081	--	--
Utilities	70,516	70,516	--	--
U.S. Government and Government Agency Obligations	3,650	--	3,650	--
Money Market Funds	120,132	120,132	--	--
Total Investments in Securities:	$2,361,558	$2,357,908	$3,650	$--
Derivative Instruments:
Assets
Futures Contracts	$828	$828	$--	$--
Total Assets	$828	$828	$--	$--
Total Derivative Instruments:	$828	$828	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$828	$0
Total Equity Risk	828	0
Total Value of Derivatives	$828	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
United Kingdom	4.0%
Bermuda	2.0%
Canada	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $36,384) — See accompanying schedule: Unaffiliated issuers (cost $1,568,628)	$2,241,426
Fidelity Central Funds (cost $120,129)	120,132
Total Investment in Securities (cost $1,688,757)		$2,361,558
Cash		88
Receivable for investments sold		2,275
Receivable for fund shares sold		1,152
Dividends receivable		1,469
Distributions receivable from Fidelity Central Funds		22
Receivable for daily variation margin on futures contracts		32
Other receivables		53
Total assets		2,366,649
Liabilities
Payable for investments purchased	$3,368
Payable for fund shares redeemed	788
Accrued management fee	1,210
Distribution and service plan fees payable	435
Other affiliated payables	375
Other payables and accrued expenses	37
Collateral on securities loaned	37,567
Total liabilities		43,780
Net Assets		$2,322,869
Net Assets consist of:
Paid in capital		$1,503,593
Total accumulated earnings (loss)		819,276
Net Assets		$2,322,869
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($764,511 ÷ 16,350.92 shares)(a)		$46.76
Maximum offering price per share (100/94.25 of $46.76)		$49.61
Class M:
Net Asset Value and redemption price per share ($603,520 ÷ 12,805.44 shares)(a)		$47.13
Maximum offering price per share (100/96.50 of $47.13)		$48.84
Class C:
Net Asset Value and offering price per share ($32,873 ÷ 789.79 shares)(a)		$41.62
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($422,228 ÷ 8,534.91 shares)		$49.47
Class I:
Net Asset Value, offering price and redemption price per share ($412,531 ÷ 8,316.32 shares)		$49.60
Class Z:
Net Asset Value, offering price and redemption price per share ($87,206 ÷ 1,760.28 shares)		$49.54

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$13,786
Interest		1
Income from Fidelity Central Funds (including $64 from security lending)		87
Total income		13,874
Expenses
Management fee
Basic fee	$5,646
Performance adjustment	902
Transfer agent fees	1,793
Distribution and service plan fees	2,457
Accounting fees	323
Custodian fees and expenses	17
Independent trustees' fees and expenses	4
Registration fees	76
Audit	28
Legal	5
Miscellaneous	6
Total expenses before reductions	11,257
Expense reductions	(122)
Total expenses after reductions		11,135
Net investment income (loss)		2,739
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	144,340
Fidelity Central Funds	9
Foreign currency transactions	(12)
Futures contracts	6,406
Total net realized gain (loss)		150,743
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	341,480
Assets and liabilities in foreign currencies	3
Futures contracts	401
Total change in net unrealized appreciation (depreciation)		341,884
Net gain (loss)		492,627
Net increase (decrease) in net assets resulting from operations		$495,366

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,739	$18,211
Net realized gain (loss)	150,743	30,672
Change in net unrealized appreciation (depreciation)	341,884	83,257
Net increase (decrease) in net assets resulting from operations	495,366	132,140
Distributions to shareholders	(44,080)	(85,310)
Share transactions - net increase (decrease)	(66,044)	(230,032)
Total increase (decrease) in net assets	385,242	(183,202)
Net Assets
Beginning of period	1,937,627	2,120,829
End of period	$2,322,869	$1,937,627

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Stock Selector Mid Cap Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$37.74	$36.07	$39.28	$39.74	$33.13	$32.01
Income from Investment Operations
Net investment income (loss)A	.05	.30B	.25	.26	.13	.20
Net realized and unrealized gain (loss)	9.85	2.85	2.80C	1.04	6.68	1.49
Total from investment operations	9.90	3.15	3.05	1.30	6.81	1.69
Distributions from net investment income	(.35)	(.21)	(.25)	(.11)	(.19)	(.04)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(.88)D	(1.48)	(6.26)	(1.76)	(.20)	(.57)
Net asset value, end of period	$46.76	$37.74	$36.07	$39.28	$39.74	$33.13
Total ReturnE,F,G	26.72%	8.99%	12.13%C	3.36%	20.64%	5.49%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.08%J	1.14%	1.14%	.93%	.87%	.88%
Expenses net of fee waivers, if any	1.08%J	1.14%	1.14%	.92%	.87%	.88%
Expenses net of all reductions	1.07%J	1.13%	1.14%	.91%	.86%	.88%
Net investment income (loss)	.23%J	.94%B	.75%	.64%	.36%	.64%
Supplemental Data
Net assets, end of period (in millions)	$765	$626	$623	$532	$564	$546
Portfolio turnover rateK	41%J	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.95%

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$37.99	$36.30	$39.43	$39.89	$33.25	$32.16
Income from Investment Operations
Net investment income (loss)A	–B	.22C	.17	.16	.04	.13
Net realized and unrealized gain (loss)	9.93	2.86	2.85D	1.04	6.71	1.49
Total from investment operations	9.93	3.08	3.02	1.20	6.75	1.62
Distributions from net investment income	(.25)	(.12)	(.14)	(.01)	(.11)	–
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(.79)	(1.39)	(6.15)	(1.66)	(.11)E	(.53)
Net asset value, end of period	$47.13	$37.99	$36.30	$39.43	$39.89	$33.25
Total ReturnF,G,H	26.56%	8.71%	11.88%D	3.10%	20.37%	5.22%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.32%K	1.38%	1.38%	1.17%	1.11%	1.12%
Expenses net of fee waivers, if any	1.32%K	1.38%	1.38%	1.17%	1.11%	1.12%
Expenses net of all reductions	1.31%K	1.37%	1.38%	1.15%	1.10%	1.11%
Net investment income (loss)	(.01)%K	.70%C	.51%	.39%	.11%	.41%
Supplemental Data
Net assets, end of period (in millions)	$604	$496	$544	$536	$606	$591
Portfolio turnover rateL	41%K	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.70%

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Annualized

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$33.58	$32.15	$35.67	$36.25	$30.28	$29.48
Income from Investment Operations
Net investment income (loss)A	(.10)	.04B	(.01)	(.05)	(.13)	(.03)
Net realized and unrealized gain (loss)	8.78	2.50	2.46C	.96	6.10	1.36
Total from investment operations	8.68	2.54	2.45	.91	5.97	1.33
Distributions from net investment income	(.10)	–	–	–	–	–
Distributions from net realized gain	(.54)	(1.11)	(5.97)	(1.49)	–	(.53)
Total distributions	(.64)	(1.11)	(5.97)	(1.49)	–	(.53)
Net asset value, end of period	$41.62	$33.58	$32.15	$35.67	$36.25	$30.28
Total ReturnD,E,F	26.22%	8.10%	11.27%C	2.59%	19.72%	4.71%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.87%I	1.93%	1.93%	1.69%	1.63%	1.63%
Expenses net of fee waivers, if any	1.87%I	1.93%	1.93%	1.69%	1.63%	1.63%
Expenses net of all reductions	1.86%I	1.92%	1.93%	1.67%	1.62%	1.63%
Net investment income (loss)	(.54)%I	.15%B	(.04)%	(.12)%	(.40)%	(.11)%
Supplemental Data
Net assets, end of period (in millions)	$33	$30	$35	$114	$142	$140
Portfolio turnover rateJ	41%I	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.14) %.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.09%

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$39.90	$38.00	$41.00	$41.43	$34.53	$33.34
Income from Investment Operations
Net investment income (loss)A	.11	.40B	.34	.33	.20	.28
Net realized and unrealized gain (loss)	10.42	3.01	2.99C	1.09	6.96	1.55
Total from investment operations	10.53	3.41	3.33	1.42	7.16	1.83
Distributions from net investment income	(.42)	(.24)	(.32)	(.20)	(.26)	(.12)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(.96)	(1.51)	(6.33)	(1.85)	(.26)D	(.64)D
Net asset value, end of period	$49.47	$39.90	$38.00	$41.00	$41.43	$34.53
Total ReturnE,F	26.88%	9.24%	12.38%C	3.53%	20.87%	5.73%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%I	.89%	.94%	.77%	.70%	.64%
Expenses net of fee waivers, if any	.82%I	.89%	.94%	.76%	.70%	.64%
Expenses net of all reductions	.81%I	.88%	.94%	.75%	.69%	.63%
Net investment income (loss)	.49%I	1.19%B	.95%	.80%	.53%	.89%
Supplemental Data
Net assets, end of period (in millions)	$422	$342	$362	$502	$545	$222
Portfolio turnover rateJ	41%I	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.20%

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$40.01	$38.15	$41.11	$41.51	$34.60	$33.39
Income from Investment Operations
Net investment income (loss)A	.10	.40B	.35	.36	.23	.28
Net realized and unrealized gain (loss)	10.45	3.02	3.01C	1.10	6.96	1.56
Total from investment operations	10.55	3.42	3.36	1.46	7.19	1.84
Distributions from net investment income	(.42)	(.29)	(.31)	(.21)	(.27)	(.11)
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(.96)	(1.56)	(6.32)	(1.86)	(.28)	(.63)D
Net asset value, end of period	$49.60	$40.01	$38.15	$41.11	$41.51	$34.60
Total ReturnE,F	26.85%	9.23%	12.41%C	3.62%	20.92%	5.75%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%I	.90%	.91%	.69%	.63%	.64%
Expenses net of fee waivers, if any	.84%I	.90%	.91%	.69%	.63%	.64%
Expenses net of all reductions	.83%I	.89%	.91%	.67%	.62%	.64%
Net investment income (loss)	.45%I	1.18%B	.98%	.87%	.60%	.88%
Supplemental Data
Net assets, end of period (in millions)	$413	$293	$312	$279	$683	$523
Portfolio turnover rateJ	41%I	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.23%

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$39.97	$38.12	$41.15	$41.57	$35.79
Income from Investment Operations
Net investment income (loss)B	.12	.44C	.41	.43	.23
Net realized and unrealized gain (loss)	10.46	3.03	2.99D	1.08	5.55
Total from investment operations	10.58	3.47	3.40	1.51	5.78
Distributions from net investment income	(.47)	(.35)	(.42)	(.28)	–
Distributions from net realized gain	(.54)	(1.27)	(6.01)	(1.65)	–
Total distributions	(1.01)	(1.62)	(6.43)	(1.93)	–
Net asset value, end of period	$49.54	$39.97	$38.12	$41.15	$41.57
Total ReturnE,F	26.97%	9.39%	12.59%D	3.75%	16.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%I	.75%	.75%	.53%	.48%I
Expenses net of fee waivers, if any	.70%I	.75%	.75%	.53%	.47%I
Expenses net of all reductions	.68%I	.73%	.75%	.52%	.46%I
Net investment income (loss)	.54%I	1.33%C	1.14%	1.03%	.69%I
Supplemental Data
Net assets, end of period (in millions)	$87	$150	$245	$18	$9
Portfolio turnover rateJ	41%I	86%	57%	81%	84%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.41%

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$693,030
Gross unrealized depreciation	(23,366)
Net unrealized appreciation (depreciation)	$669,664
Tax cost	$1,691,894

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Stock Selector Mid Cap Fund	420,912	529,108

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .61% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$887	$16
Class M	.25%	.25%	1,409	25
Class C	.75%	.25%	161	18
			$2,457	$59

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33
Class M	6
Class C(a)	1
$40

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$620.17
Class M	472.17
Class C	34.21
Fidelity Stock Selector Mid Cap Fund	311.16
Class I	332.19
Class Z	24.04
	$1,793

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Stock Selector Mid Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$14

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Stock Selector Mid Cap Fund	18,106	39,530

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$2

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Stock Selector Mid Cap Fund	$7	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $119 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Stock Selector Mid Cap Fund
Distributions to shareholders
Class A	$14,523	$25,261
Class M	10,221	20,788
Class C	574	1,203
Fidelity Stock Selector Mid Cap Fund	7,971	14,538
Class I	6,942	12,973
Class Z	3,849	10,547
Total	$44,080	$85,310

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Stock Selector Mid Cap Fund
Class A
Shares sold	678	1,946	$29,237	$60,114
Reinvestment of distributions	347	663	13,496	23,541
Shares redeemed	(1,270)	(3,286)	(53,744)	(103,394)
Net increase (decrease)	(245)	(677)	$(11,011)	$(19,739)
Class M
Shares sold	710	1,204	$30,560	$38,954
Reinvestment of distributions	253	565	9,912	20,270
Shares redeemed	(1,220)	(3,685)	(52,181)	(116,444)
Net increase (decrease)	(257)	(1,916)	$(11,709)	$(57,220)
Class C
Shares sold	91	146	$3,523	$4,091
Reinvestment of distributions	17	37	574	1,171
Shares redeemed	(220)	(377)	(8,419)	(10,339)
Net increase (decrease)	(112)	(194)	$(4,322)	$(5,077)
Fidelity Stock Selector Mid Cap Fund
Shares sold	1,118	1,599	$51,965	$54,538
Reinvestment of distributions	188	376	7,734	14,097
Shares redeemed	(1,341)	(2,921)	(58,432)	(94,539)
Net increase (decrease)	(35)	(946)	$1,267	$(25,904)
Class I
Shares sold	1,542	1,451	$72,687	$47,436
Reinvestment of distributions	159	334	6,540	12,548
Shares redeemed	(713)	(2,636)	(32,343)	(88,147)
Net increase (decrease)	988	(851)	$46,884	$(28,163)
Class Z
Shares sold	454	2,717	$20,311	$86,380
Reinvestment of distributions	91	277	3,740	10,383
Shares redeemed	(2,531)	(5,681)	(111,204)	(190,692)
Net increase (decrease)	(1,986)	(2,687)	$(87,153)	$(93,929)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	1.08%
Actual		$1,000.00	$1,266.90	$6.10
Hypothetical-C		$1,000.00	$1,019.55	$5.44
Class M	1.32%
Actual		$1,000.00	$1,265.60	$7.46
Hypothetical-C		$1,000.00	$1,018.35	$6.64
Class C	1.87%
Actual		$1,000.00	$1,262.20	$10.55
Hypothetical-C		$1,000.00	$1,015.61	$9.40
Fidelity Stock Selector Mid Cap Fund	.82%
Actual		$1,000.00	$1,268.80	$4.64
Hypothetical-C		$1,000.00	$1,020.84	$4.13
Class I	.84%
Actual		$1,000.00	$1,268.50	$4.75
Hypothetical-C		$1,000.00	$1,020.74	$4.23
Class Z	.70%
Actual		$1,000.00	$1,269.70	$3.96
Hypothetical-C		$1,000.00	$1,021.44	$3.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Stock Selector Mid Cap Fund

2020 Total Return % vs. Morningstar Mid-Cap Blend and S&P MidCap 400:

75% beaten
25% beaten
Benchmark
Class I
Class C
4.00
2.00
0.00
-2.00
-4.00
-6.00
3.55
-2.16
-2.23
-3.24
-4.08
1 Year
20.0
15.0
10.0
5.0
0.0
18.7
13.0
9.6
9.0
3.9
3 Year
55.0
50.0
45.0
40.0
35.0
30.0
50.9
48.6
47.7
41.3
30.2
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	48%	61%	67%
Class A	39%	58%	62%
Class C	33%	49%	43%
Class I	47%	62%	67%
Class M	36%	56%	54%
Class Z	49%	63%	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

MC-SANN-0721
1.704677.123

Fidelity Advisor® Large Cap Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
General Electric Co.	7.1
Microsoft Corp.	5.8
Wells Fargo & Co.	4.7
Exxon Mobil Corp.	4.2
Bank of America Corp.	3.8
Comcast Corp. Class A	3.4
Apple, Inc.	2.8
Altria Group, Inc.	2.7
United Parcel Service, Inc. Class B	2.2
Bristol-Myers Squibb Co.	1.9
38.6

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Financials	19.2
Information Technology	17.9
Industrials	16.7
Health Care	14.2
Communication Services	8.7

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	99.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 9.9%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	69,576	$3,930,348
Entertainment - 2.6%
Activision Blizzard, Inc.	31,311	3,044,995
Nintendo Co. Ltd. ADR	44,300	3,425,276
The Walt Disney Co. (a)	68,675	12,268,789
Vivendi SA	224,834	8,171,165
		26,910,225
Interactive Media & Services - 1.8%
Alphabet, Inc.:
Class A (a)	3,239	7,633,837
Class C (a)	2,922	7,046,578
Facebook, Inc. Class A (a)	5,400	1,775,142
Match Group, Inc. (a)	19,535	2,800,928
		19,256,485
Media - 3.9%
Comcast Corp. Class A	610,323	34,995,921
Interpublic Group of Companies, Inc.	156,620	5,276,528
		40,272,449

TOTAL COMMUNICATION SERVICES		90,369,507

CONSUMER DISCRETIONARY - 5.4%
Auto Components - 0.6%
BorgWarner, Inc.	128,716	6,601,844
Automobiles - 0.7%
General Motors Co. (a)	122,500	7,265,475
Distributors - 0.0%
LKQ Corp. (a)	2,102	107,118
Hotels, Restaurants & Leisure - 1.4%
Elior SA (a)(b)	86,400	683,055
Expedia, Inc. (a)	18,500	3,273,575
Marriott International, Inc. Class A (a)	5,200	746,616
Starbucks Corp.	10,500	1,195,740
The Booking Holdings, Inc. (a)	3,514	8,298,487
		14,197,473
Household Durables - 1.5%
Mohawk Industries, Inc. (a)	36,406	7,670,016
Sony Group Corp. sponsored ADR	14,500	1,444,345
Whirlpool Corp.	28,134	6,670,290
		15,784,651
Internet & Direct Marketing Retail - 0.0%
Ocado Group PLC (a)	4,100	110,032
Specialty Retail - 1.2%
Lowe's Companies, Inc.	63,030	12,280,135

TOTAL CONSUMER DISCRETIONARY		56,346,728

CONSUMER STAPLES - 5.9%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	6,300	477,351
Diageo PLC sponsored ADR	25,100	4,850,575
Keurig Dr. Pepper, Inc.	38,400	1,419,264
The Coca-Cola Co.	155,781	8,613,131
		15,360,321
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	3,300	1,248,291
Performance Food Group Co. (a)	37,100	1,859,823
Sysco Corp.	75,800	6,139,800
		9,247,914
Food Products - 0.1%
Lamb Weston Holdings, Inc.	9,900	816,651
Household Products - 0.2%
Colgate-Palmolive Co.	2,300	192,694
Procter & Gamble Co.	1,500	202,275
Spectrum Brands Holdings, Inc.	25,267	2,245,984
		2,640,953
Tobacco - 3.2%
Altria Group, Inc.	570,380	28,074,104
British American Tobacco PLC sponsored ADR	109,547	4,236,182
Swedish Match Co. AB	120,000	1,113,195
		33,423,481

TOTAL CONSUMER STAPLES		61,489,320

ENERGY - 7.7%
Energy Equipment & Services - 0.1%
Subsea 7 SA	139,200	1,357,249
Oil, Gas & Consumable Fuels - 7.6%
Canadian Natural Resources Ltd.	22,800	800,172
Cenovus Energy, Inc. (Canada)	995,862	8,324,977
Exxon Mobil Corp.	735,868	42,952,615
Hess Corp.	210,735	17,663,808
Imperial Oil Ltd.	34,900	1,174,225
Kosmos Energy Ltd. (a)	1,019,816	3,243,015
Phillips 66 Co.	51,200	4,312,064
		78,470,876

TOTAL ENERGY		79,828,125

FINANCIALS - 19.2%
Banks - 13.1%
Bank of America Corp.	917,814	38,906,135
JPMorgan Chase & Co.	89,518	14,702,436
M&T Bank Corp.	12,828	2,061,331
PNC Financial Services Group, Inc.	69,941	13,616,114
Truist Financial Corp.	156,127	9,645,526
U.S. Bancorp	135,490	8,235,082
Wells Fargo & Co.	1,029,203	48,084,364
		135,250,988
Capital Markets - 3.6%
KKR & Co. LP	98,391	5,479,395
Morgan Stanley	68,025	6,186,874
Northern Trust Corp.	105,991	12,845,049
Raymond James Financial, Inc.	19,662	2,606,985
State Street Corp.	112,319	9,769,507
		36,887,810
Consumer Finance - 0.7%
Discover Financial Services	59,800	7,012,148
Diversified Financial Services - 0.5%
KKR Renaissance Co-Invest LP unit (a)(c)	9,037	5,431,672
Insurance - 0.2%
Chubb Ltd.	13,795	2,345,012
Thrifts & Mortgage Finance - 1.1%
MGIC Investment Corp.	152,476	2,244,447
Radian Group, Inc.	412,031	9,620,924
		11,865,371

TOTAL FINANCIALS		198,793,001

HEALTH CARE - 14.2%
Biotechnology - 0.7%
AbbVie, Inc.	14,426	1,633,023
ADC Therapeutics SA (a)	14,300	309,595
Alnylam Pharmaceuticals, Inc. (a)	11,419	1,621,384
Crinetics Pharmaceuticals, Inc. (a)	21,400	375,570
Gritstone Bio, Inc. (a)	20,040	184,368
Heron Therapeutics, Inc. (a)	9,716	128,931
Insmed, Inc. (a)	47,497	1,168,426
Intercept Pharmaceuticals, Inc. (a)(d)	71,150	1,183,225
Vaxcyte, Inc.	11,800	248,626
		6,853,148
Health Care Equipment & Supplies - 1.4%
Becton, Dickinson & Co.	10,797	2,611,686
Boston Scientific Corp. (a)	270,126	11,493,861
Danaher Corp.	3,400	870,876
iRhythm Technologies, Inc. (a)	100	7,546
		14,983,969
Health Care Providers & Services - 6.1%
AmerisourceBergen Corp.	20,579	2,361,234
Cardinal Health, Inc.	95,082	5,331,248
Centene Corp. (a)	16,400	1,207,040
Cigna Corp.	52,403	13,564,517
Covetrus, Inc. (a)	26,621	738,467
CVS Health Corp.	154,598	13,363,451
Humana, Inc.	1,500	656,550
McKesson Corp.	57,806	11,121,296
UnitedHealth Group, Inc.	34,899	14,375,596
		62,719,399
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	114,062	207,593
Pharmaceuticals - 6.0%
Bayer AG	163,956	10,321,410
Bristol-Myers Squibb Co.	303,517	19,947,137
Eli Lilly & Co.	9,400	1,877,556
GlaxoSmithKline PLC sponsored ADR	282,738	10,961,752
Intra-Cellular Therapies, Inc. (a)	10,200	401,982
Johnson & Johnson	88,284	14,942,067
Pliant Therapeutics, Inc.	16,400	492,984
Sanofi SA sponsored ADR	38,000	2,030,340
TherapeuticsMD, Inc. (a)(d)	513,152	620,914
Viatris, Inc.	11,800	179,832
		61,775,974

TOTAL HEALTH CARE		146,540,083

INDUSTRIALS - 16.6%
Aerospace & Defense - 2.5%
Airbus Group NV (a)	29,600	3,860,704
General Dynamics Corp.	13,129	2,493,328
Huntington Ingalls Industries, Inc.	9,819	2,122,966
Maxar Technologies, Inc.	5,200	161,720
MTU Aero Engines AG	3,100	799,866
Raytheon Technologies Corp.	15,092	1,338,811
Rolls-Royce Holdings PLC	1,168,200	1,772,044
Safran SA	5,800	867,842
The Boeing Co. (a)	48,367	11,947,616
		25,364,897
Air Freight & Logistics - 2.8%
FedEx Corp.	21,392	6,734,416
United Parcel Service, Inc. Class B	104,163	22,353,380
		29,087,796
Airlines - 0.1%
Copa Holdings SA Class A (a)	100	8,226
Ryanair Holdings PLC sponsored ADR (a)	9,000	1,050,750
		1,058,976
Building Products - 0.2%
Johnson Controls International PLC	26,000	1,730,040
Electrical Equipment - 1.3%
Acuity Brands, Inc.	15,056	2,796,652
Hubbell, Inc. Class B	12,385	2,361,076
Vertiv Holdings LLC (a)(c)	327,000	8,116,140
		13,273,868
Industrial Conglomerates - 7.4%
3M Co.	16,059	3,260,619
General Electric Co.	5,232,308	73,566,252
		76,826,871
Machinery - 1.3%
Caterpillar, Inc.	4,100	988,428
Cummins, Inc.	6,000	1,543,680
Epiroc AB	28,300	10,225
Epiroc AB (A Shares)	28,300	640,788
Flowserve Corp.	55,119	2,336,494
Fortive Corp.	27,900	2,023,308
Otis Worldwide Corp.	19,696	1,542,788
Stanley Black & Decker, Inc.	9,300	2,016,240
Westinghouse Air Brake Co.	28,145	2,329,280
		13,431,231
Professional Services - 0.1%
Acacia Research Corp. (a)	36,900	197,415
Equifax, Inc.	3,700	869,648
		1,067,063
Road & Rail - 0.9%
Knight-Swift Transportation Holdings, Inc. Class A	117,458	5,606,270
Lyft, Inc. (a)	27,816	1,588,015
Ryder System, Inc.	30,700	2,510,953
		9,705,238
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	15,900	275,624

TOTAL INDUSTRIALS		171,821,604

INFORMATION TECHNOLOGY - 17.9%
Electronic Equipment & Components - 0.3%
CDW Corp.	4,000	661,680
Vontier Corp.	65,980	2,314,578
		2,976,258
IT Services - 3.9%
Amadeus IT Holding SA Class A (a)	24,300	1,834,620
Edenred SA	35,600	1,935,933
Edenred SA rights (a)(e)	35,600	32,650
Fidelity National Information Services, Inc.	42,600	6,346,548
Genpact Ltd.	43,400	1,985,116
IBM Corp.	11,500	1,653,010
MasterCard, Inc. Class A	8,015	2,890,049
Sabre Corp. (a)	86,900	1,203,565
Snowflake Computing, Inc.	800	190,424
Twilio, Inc. Class A (a)	900	302,400
Unisys Corp. (a)	141,362	3,634,417
Visa, Inc. Class A	78,827	17,917,377
		39,926,109
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	11,118	1,830,023
Applied Materials, Inc.	21,516	2,972,005
Intel Corp.	94,500	5,397,840
Lam Research Corp.	3,000	1,949,550
Marvell Technology, Inc.	38,801	1,874,088
Qualcomm, Inc.	139,401	18,755,011
		32,778,517
Software - 7.6%
Autodesk, Inc. (a)	8,741	2,498,702
Dynatrace, Inc. (a)	26,665	1,379,647
Elastic NV (a)	23,000	2,718,830
Microsoft Corp.	241,553	60,310,953
PTC, Inc. (a)	10,200	1,368,228
SAP SE sponsored ADR	69,317	9,699,528
Workday, Inc. Class A (a)	3,300	754,776
		78,730,664
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	231,168	28,805,844
Samsung Electronics Co. Ltd.	22,520	1,635,521
		30,441,365

TOTAL INFORMATION TECHNOLOGY		184,852,913

MATERIALS - 2.6%
Chemicals - 1.0%
DuPont de Nemours, Inc.	99,200	8,391,328
Livent Corp. (a)	4,400	85,844
PPG Industries, Inc.	10,700	1,923,004
		10,400,176
Metals & Mining - 1.6%
BHP Group Ltd. sponsored ADR (d)	69,965	5,185,106
First Quantum Minerals Ltd.	83,200	2,047,258
Freeport-McMoRan, Inc.	219,604	9,381,483
		16,613,847

TOTAL MATERIALS		27,014,023

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	10,709	2,735,721
Equinix, Inc.	542	399,302
Simon Property Group, Inc.	34,600	4,445,754
		7,580,777
UTILITIES - 0.3%
Electric Utilities - 0.2%
Entergy Corp.	8,900	936,814
Southern Co.	22,200	1,419,024
		2,355,838
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	31,100	786,830
Sempra Energy	2,034	275,587
		1,062,417

TOTAL UTILITIES		3,418,255

TOTAL COMMON STOCKS
(Cost $630,134,653)		1,028,054,336

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Reddit, Inc. Series E (c)(f)	1,200	50,969
Nonconvertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Embraer SA sponsored ADR (a)	84,900	1,136,811
TOTAL PREFERRED STOCKS
(Cost $984,073)		1,187,780

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(f)(g)
(Cost $3,301,608)	3,301,608	1,465,914

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.03% (h)	4,032,243	4,033,049
Fidelity Securities Lending Cash Central Fund 0.03% (h)(i)	7,277,903	7,278,631
TOTAL MONEY MARKET FUNDS
(Cost $11,311,680)		11,311,680
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $645,732,014)		1,042,019,710
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,827,358)
NET ASSETS - 100%		$1,036,192,352

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $683,055 or 0.1% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,064,695 or 1.5% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Level 3 security

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
KKR Renaissance Co-Invest LP unit	7/25/13	$953,404
Reddit, Inc. Series E	5/18/21	$50,969
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$3,301,608
Vertiv Holdings LLC	2/6/20	$3,270,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$860
Fidelity Securities Lending Cash Central Fund	28,981
Total	$29,841

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$90,369,507	$90,369,507	$--	$--
Consumer Discretionary	56,397,697	56,346,728	--	50,969
Consumer Staples	61,489,320	61,489,320	--	--
Energy	79,828,125	79,828,125	--	--
Financials	198,793,001	193,361,329	5,431,672	--
Health Care	146,540,083	146,540,083	--	--
Industrials	172,958,415	171,186,371	1,772,044	--
Information Technology	184,852,913	184,820,263	32,650	--
Materials	27,014,023	27,014,023	--	--
Real Estate	7,580,777	7,580,777	--	--
Utilities	3,418,255	3,418,255	--	--
Other	1,465,914	--	--	1,465,914
Money Market Funds	11,311,680	11,311,680	--	--
Total Investments in Securities:	$1,042,019,710	$1,033,266,461	$7,236,366	$1,516,883
Net unrealized appreciation on unfunded commitments	$425,566	$--	$425,566	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,960,906) — See accompanying schedule: Unaffiliated issuers (cost $634,420,334)	$1,030,708,030
Fidelity Central Funds (cost $11,311,680)	11,311,680
Total Investment in Securities (cost $645,732,014)		$1,042,019,710
Cash		35
Restricted cash		13,944
Receivable for investments sold		351,607
Receivable for fund shares sold		512,212
Net unrealized appreciation on unfunded commitments		425,566
Dividends receivable		2,207,241
Distributions receivable from Fidelity Central Funds		3,386
Prepaid expenses		187
Other receivables		5,701
Total assets		1,045,539,589
Liabilities
Payable for investments purchased
Regular delivery	$674,970
Delayed delivery	32,559
Payable for fund shares redeemed	581,146
Accrued management fee	314,963
Distribution and service plan fees payable	259,230
Other affiliated payables	169,495
Other payables and accrued expenses	34,099
Collateral on securities loaned	7,280,775
Total liabilities		9,347,237
Net Assets		$1,036,192,352
Net Assets consist of:
Paid in capital		$613,492,094
Total accumulated earnings (loss)		422,700,258
Net Assets		$1,036,192,352
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($479,897,849 ÷ 12,508,306 shares)(a)		$38.37
Maximum offering price per share (100/94.25 of $38.37)		$40.71
Class M:
Net Asset Value and redemption price per share ($183,358,450 ÷ 4,791,877 shares)(a)		$38.26
Maximum offering price per share (100/96.50 of $38.26)		$39.65
Class C:
Net Asset Value and offering price per share ($102,718,330 ÷ 3,059,149 shares)(a)		$33.58
Class I:
Net Asset Value, offering price and redemption price per share ($230,466,484 ÷ 5,646,110 shares)		$40.82
Class Z:
Net Asset Value, offering price and redemption price per share ($39,751,239 ÷ 974,901 shares)		$40.77

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$9,342,250
Income from Fidelity Central Funds (including $28,981 from security lending)		29,841
Total income		9,372,091
Expenses
Management fee
Basic fee	$2,506,496
Performance adjustment	(1,000,604)
Transfer agent fees	816,614
Distribution and service plan fees	1,442,392
Accounting fees	159,455
Custodian fees and expenses	14,781
Independent trustees' fees and expenses	1,844
Registration fees	45,737
Audit	29,042
Legal	5,062
Interest	207
Miscellaneous	2,098
Total expenses before reductions	4,023,124
Expense reductions	(11,422)
Total expenses after reductions		4,011,702
Net investment income (loss)		5,360,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,982,877
Foreign currency transactions	618
Total net realized gain (loss)		24,983,495
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	190,456,919
Unfunded commitments	425,566
Assets and liabilities in foreign currencies	4,624
Total change in net unrealized appreciation (depreciation)		190,887,109
Net gain (loss)		215,870,604
Net increase (decrease) in net assets resulting from operations		$221,230,993

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,360,389	$14,807,231
Net realized gain (loss)	24,983,495	43,902,005
Change in net unrealized appreciation (depreciation)	190,887,109	(30,690,082)
Net increase (decrease) in net assets resulting from operations	221,230,993	28,019,154
Distributions to shareholders	(46,442,467)	(84,162,150)
Share transactions - net increase (decrease)	(6,980,768)	(122,671,067)
Total increase (decrease) in net assets	167,807,758	(178,814,063)
Net Assets
Beginning of period	868,384,594	1,047,198,657
End of period	$1,036,192,352	$868,384,594

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Large Cap Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$31.98	$32.80	$33.76	$34.98	$30.27	$28.12
Income from Investment Operations
Net investment income (loss)A	.21	.50	.51	.40	.39	.34
Net realized and unrealized gain (loss)	7.93	1.36	2.97	.89	4.93	2.64
Total from investment operations	8.14	1.86	3.48	1.29	5.32	2.98
Distributions from net investment income	(.57)	(.60)	(.45)	(.38)	(.33)	(.23)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(1.75)	(2.68)	(4.44)	(2.51)	(.61)B	(.83)
Net asset value, end of period	$38.37	$31.98	$32.80	$33.76	$34.98	$30.27
Total ReturnC,D,E	26.63%	5.91%	14.19%	3.77%	17.84%	11.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.80%H	.75%	.91%	.92%	.91%	.92%
Expenses net of fee waivers, if any	.80%H	.75%	.91%	.92%	.91%	.92%
Expenses net of all reductions	.79%H	.75%	.90%	.92%	.90%	.91%
Net investment income (loss)	1.17%H	1.76%	1.71%	1.17%	1.22%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$479,898	$389,143	$423,325	$401,495	$461,949	$455,182
Portfolio turnover rateI	14%H	22%	28%J	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$31.86	$32.69	$33.63	$34.86	$30.17	$28.02
Income from Investment Operations
Net investment income (loss)A	.16	.42	.43	.31	.31	.27
Net realized and unrealized gain (loss)	7.91	1.35	2.98	.89	4.91	2.64
Total from investment operations	8.07	1.77	3.41	1.20	5.22	2.91
Distributions from net investment income	(.49)	(.52)	(.36)	(.29)	(.26)	(.16)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(1.67)	(2.60)	(4.35)	(2.43)B	(.53)	(.76)
Net asset value, end of period	$38.26	$31.86	$32.69	$33.63	$34.86	$30.17
Total ReturnC,D,E	26.44%	5.62%	13.93%	3.50%	17.54%	10.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%H	1.01%	1.17%	1.18%	1.17%	1.18%
Expenses net of fee waivers, if any	1.05%H	1.01%	1.16%	1.18%	1.17%	1.18%
Expenses net of all reductions	1.05%H	1.00%	1.16%	1.18%	1.17%	1.18%
Net investment income (loss)	.92%H	1.50%	1.46%	.92%	.96%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$183,358	$153,918	$175,139	$173,195	$193,882	$173,119
Portfolio turnover rateI	14%H	22%	28%J	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.08	$29.09	$30.44	$31.78	$27.58	$25.70
Income from Investment Operations
Net investment income (loss)A	.06	.25	.25	.13	.14	.12
Net realized and unrealized gain (loss)	6.96	1.18	2.60	.81	4.49	2.40
Total from investment operations	7.02	1.43	2.85	.94	4.63	2.52
Distributions from net investment income	(.34)	(.36)	(.21)	(.15)	(.15)	(.04)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(1.52)	(2.44)	(4.20)	(2.28)	(.43)B	(.64)
Net asset value, end of period	$33.58	$28.08	$29.09	$30.44	$31.78	$27.58
Total ReturnC,D,E	26.14%	5.10%	13.33%	3.01%	16.97%	10.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.57%H	1.53%	1.67%	1.69%	1.67%	1.67%
Expenses net of fee waivers, if any	1.57%H	1.52%	1.67%	1.69%	1.67%	1.67%
Expenses net of all reductions	1.57%H	1.52%	1.67%	1.68%	1.66%	1.67%
Net investment income (loss)	.40%H	.98%	.95%	.41%	.46%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$102,718	$88,926	$119,072	$158,775	$194,553	$169,524
Portfolio turnover rateI	14%H	22%	28%J	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$33.94	$34.63	$35.37	$36.53	$31.57	$29.30
Income from Investment Operations
Net investment income (loss)A	.27	.61	.62	.51	.50	.43
Net realized and unrealized gain (loss)	8.44	1.44	3.17	.93	5.14	2.74
Total from investment operations	8.71	2.05	3.79	1.44	5.64	3.17
Distributions from net investment income	(.64)	(.66)	(.54)	(.47)	(.40)	(.30)
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(1.83)B	(2.74)	(4.53)	(2.60)	(.68)B	(.90)
Net asset value, end of period	$40.82	$33.94	$34.63	$35.37	$36.53	$31.57
Total ReturnC,D	26.81%	6.17%	14.54%	4.05%	18.16%	11.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%G	.48%	.64%	.66%	.64%	.65%
Expenses net of fee waivers, if any	.53%G	.48%	.64%	.66%	.64%	.65%
Expenses net of all reductions	.53%G	.48%	.64%	.66%	.64%	.65%
Net investment income (loss)	1.44%G	2.03%	1.98%	1.44%	1.48%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$230,466	$206,090	$301,067	$459,962	$520,465	$433,079
Portfolio turnover rateH	14%G	22%	28%I	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$33.93	$34.64	$35.41	$36.57	$32.04
Income from Investment Operations
Net investment income (loss)B	.29	.64	.66	.56	.51
Net realized and unrealized gain (loss)	8.42	1.45	3.16	.93	4.02
Total from investment operations	8.71	2.09	3.82	1.49	4.53
Distributions from net investment income	(.69)	(.72)	(.60)	(.52)	–
Distributions from net realized gain	(1.18)	(2.08)	(3.99)	(2.13)	–
Total distributions	(1.87)	(2.80)	(4.59)	(2.65)	–
Net asset value, end of period	$40.77	$33.93	$34.64	$35.41	$36.57
Total ReturnC,D	26.86%	6.30%	14.67%	4.19%	14.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	.41%G	.36%	.51%	.53%	.51%G
Expenses net of fee waivers, if any	.41%G	.36%	.51%	.53%	.51%G
Expenses net of all reductions	.41%G	.36%	.51%	.53%	.51%G
Net investment income (loss)	1.56%G	2.15%	2.11%	1.57%	1.80%G
Supplemental Data
Net assets, end of period (000 omitted)	$39,751	$30,308	$28,596	$17,711	$13,966
Portfolio turnover rateH	14%G	22%	28%I	37%	31%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$436,433,562
Gross unrealized depreciation	(43,955,772)
Net unrealized appreciation (depreciation)	$392,477,790
Tax cost	$649,541,920

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Large Cap Fund	1,479,858.14

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Large Cap Fund	65,739,551	111,989,897

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$543,513	$9,765
Class M	.25%	.25%	420,872	4,105
Class C	.75%	.25%	478,007	33,040
			$1,442,392	$46,910

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$65,118
Class M	3,763
Class C(a)	3,067
$71,948

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$384,061.18
Class M	151,157.18
Class C	94,882.20
Class I	179,244.16
Class Z	7,270.04
	$816,614

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Large Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Large Cap Fund	$1,783

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Large Cap Fund	Borrower	$2,180,571.32%		$134

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Large Cap Fund	4,902,730	8,238,838

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Large Cap Fund	$890

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Large Cap Fund	$3,036	$1,789	$43,560

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Large Cap Fund	$323,929.58%		$73

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $10,082 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,340.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Large Cap Fund
Distributions to shareholders
Class A	$21,133,024	$34,539,981
Class M	7,961,413	13,794,564
Class C	4,686,944	9,862,974
Class I	11,009,981	23,630,124
Class Z	1,651,105	2,334,507
Total	$46,442,467	$84,162,150

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Fidelity Advisor Large Cap Fund
Class A
Shares sold	1,035,948	2,030,020	$36,466,051	$56,410,173
Reinvestment of distributions	634,563	1,075,735	20,064,882	33,444,611
Shares redeemed	(1,330,671)	(3,842,229)	(45,822,982)	(106,888,446)
Net increase (decrease)	339,840	(736,474)	$10,707,951	$(17,033,662)
Class M
Shares sold	245,248	603,292	$8,678,832	$16,514,633
Reinvestment of distributions	249,228	437,667	7,868,112	13,589,553
Shares redeemed	(533,824)	(1,567,961)	(18,176,777)	(43,675,826)
Net increase (decrease)	(39,348)	(527,002)	$(1,629,833)	$(13,571,640)
Class C
Shares sold	220,229	340,889	$6,779,279	$8,352,577
Reinvestment of distributions	165,245	326,534	4,587,186	8,979,690
Shares redeemed	(493,264)	(1,593,364)	(14,871,246)	(38,927,057)
Net increase (decrease)	(107,790)	(925,941)	$(3,504,781)	$(21,594,790)
Class I
Shares sold	888,671	1,435,759	$33,285,048	$43,567,070
Reinvestment of distributions	280,570	649,329	9,427,141	21,375,913
Shares redeemed	(1,594,673)	(4,708,120)	(58,444,636)	(137,486,804)
Net increase (decrease)	(425,432)	(2,623,032)	$(15,732,447)	$(72,543,821)
Class Z
Shares sold	132,182	286,711	$5,090,613	$8,452,674
Reinvestment of distributions	45,813	65,037	1,537,037	2,137,756
Shares redeemed	(96,277)	(284,136)	(3,449,308)	(8,517,584)
Net increase (decrease)	81,718	67,612	$3,178,342	$2,072,846

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Large Cap Fund
Class A	.80%
Actual		$1,000.00	$1,266.30	$4.52
Hypothetical-C		$1,000.00	$1,020.94	$4.03
Class M	1.05%
Actual		$1,000.00	$1,264.40	$5.93
Hypothetical-C		$1,000.00	$1,019.70	$5.29
Class C	1.57%
Actual		$1,000.00	$1,261.40	$8.85
Hypothetical-C		$1,000.00	$1,017.10	$7.90
Class I	.53%
Actual		$1,000.00	$1,268.10	$3.00
Hypothetical-C		$1,000.00	$1,022.29	$2.67
Class Z	.41%
Actual		$1,000.00	$1,268.60	$2.32
Hypothetical-C		$1,000.00	$1,022.89	$2.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Large Cap Fund

2020 Total Return % vs. Morningstar Large Blend and S&P 500:
75% beaten
25% beaten
Benchmark
Class I
Class C
20.0
15.0
10.0
5.0
0.0
15.1
15.0
7.0
2.4
1.3
1 Year
50.0
40.0
30.0
20.0
10.0
41.5
39.7
25.3
15.9
12.4
3 Year
100.0
90.0
80.0
70.0
60.0
50.0
93.8
88.5
65.6
59.3
51.3
5 Year

% Beaten

Class A	12%	9%	15%
Class C	10%	7%	10%
Class I	14%	10%	18%
Class M	12%	9%	12%
Class Z	15%	11%	-

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LC-SANN-0721
1.704742.123

Fidelity® Real Estate High Income Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of May 31, 2021
AAA,AA,A	2.4%
BBB	9.7%
BB	12.9%
B	12.5%
CCC,CC,C	3.4%
D	0.5%
Not Rated	50.1%
Equities	3.4%
Short-Term Investments and Net Other Assets	5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of May 31, 2021
CMOs and Other Mortgage Related Securities	79.9%
Asset-Backed Securities	4.8%
Nonconvertible Bonds	2.7%
Convertible Bonds, Preferred Stocks	3.4%
Common Stocks	0.8%
Bank Loan Obligations	3.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Corporate Bonds - 3.5%
	Principal Amount	Value
Convertible Bonds - 0.8%
Diversified Financial Services - 0.5%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (a)	$1,540,000	$4,772,152
Homebuilders/Real Estate - 0.3%
Colony Capital, Inc. 5% 4/15/23	503,000	516,937
PennyMac Corp. 5.5% 11/1/24	1,699,000	1,693,691
		2,210,628

TOTAL CONVERTIBLE BONDS		6,982,780

Nonconvertible Bonds - 2.7%
Gaming - 0.2%
Caesars Entertainment, Inc. 6.25% 7/1/25 (a)	1,690,000	1,781,125
Healthcare - 0.3%
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,433,000	1,468,825
Sabra Health Care LP 3.9% 10/15/29	795,000	826,299
		2,295,124
Homebuilders/Real Estate - 1.5%
Adams Homes, Inc. 7.5% 2/15/25 (a)	1,215,000	1,275,750
DTZ U.S. Borrower LLC 6.75% 5/15/28 (a)	685,000	738,088
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (a)	2,290,000	2,216,357
iStar Financial, Inc.:
4.25% 8/1/25	3,630,000	3,677,662
4.75% 10/1/24	2,805,000	2,931,926
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	333,000	342,574
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (a)	385,000	402,236
7.625% 6/15/25 (a)	310,000	335,963
Service Properties Trust 7.5% 9/15/25	1,095,000	1,224,018
		13,144,574
Hotels - 0.6%
Marriott Ownership Resorts, Inc. 4.75% 1/15/28	3,250,000	3,298,750
Times Square Hotel Trust 8.528% 8/1/26 (a)	2,042,057	2,227,609
		5,526,359
Telecommunications - 0.1%
Uniti Group, Inc. 7.875% 2/15/25 (a)	1,195,000	1,280,144

TOTAL NONCONVERTIBLE BONDS		24,027,326

TOTAL CORPORATE BONDS
(Cost $26,987,031)		31,010,106

Asset-Backed Securities - 4.8%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (a)	1,553,000	1,710,012
Series 2015-SFR1 Class E, 5.639% 4/17/52 (a)	3,096,223	3,409,730
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (a)	3,728,000	4,183,635
Class XS, 0% 10/17/52 (a)(b)(c)(d)	2,589,826	26
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 4.2089% 6/26/34 (a)(b)(e)	52,319	179,286
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (a)(b)(d)(e)	750,000	75
Class E, 1 month U.S. LIBOR + 2.100% 3.9464% 3/20/50 (a)(b)(d)(e)	2,670,000	267
COMM Mortgage Trust Series 2021-LBA Class G, 1 month U.S. LIBOR + 2.650% 2.751% 3/15/38 (a)(b)(e)	4,150,000	4,159,344
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 3.9123% 1/28/40 (a)(b)(d)(e)	2,931,686	293
DataBank Issuer, LLC Series 2021-1A:
Class B, 2.65% 2/27/51 (a)	903,000	912,172
Class C, 4.43% 2/27/51 (a)	1,500,000	1,530,828
Home Partners of America Trust:
Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.650% 2.751% 7/17/34 (a)(b)(e)	772,000	773,577
Class F, 1 month U.S. LIBOR + 3.530% 3.64% 7/17/34 (a)(b)(e)	1,912,000	1,911,559
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.451% 7/17/37 (a)(b)(e)	2,045,000	2,040,154
Series 2019-2 Class F, 3.866% 10/19/39 (a)	2,137,053	2,119,316
Merit Securities Corp. Series 13 Class M1, 7.88% 12/28/33 (b)	852,470	885,312
Progress Residential Trust:
Series 2018-SFR2 Class F, 4.953% 8/17/35 (a)	567,000	570,811
Series 2019-SFR3 Class G, 4.116% 9/17/36 (a)	998,000	1,019,947
Series 2019-SFR4 Class F, 3.684% 10/17/36 (a)	4,527,000	4,612,285
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (a)	1,638,000	1,654,783
Class H, 5.268% 4/17/37 (a)	462,000	470,753
Series 2020-SFR3 Class H, 6.234% 10/17/27 (a)	966,000	977,912
Series 2021-SFR2 Class H, 4.998% 4/19/38 (a)	1,575,000	1,577,649
Series 2021-SFR3 Class G, 4.254% 5/17/26 (a)	1,050,000	1,060,580
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 3 month U.S. LIBOR + 2.650% 2.8264% 2/5/36 (a)(b)(d)(e)	2,884,129	216
Class E, 3 month U.S. LIBOR + 4.500% 4.6764% 2/5/36 (a)(b)(d)(e)	1,096,039	82
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 4.6764% 12/5/36 (a)(b)(d)(e)	5,400,516	405
Tricon American Homes:
Series 2017-SFR2 Class F, 5.104% 1/17/36 (a)	664,000	687,961
Series 2018-SFR1 Class F, 4.96% 5/17/37 (a)	1,440,000	1,516,952
Series 2019-SFR1 Class F, 3.745% 3/17/38 (a)	2,121,000	2,171,377
Series 2020-SFR1 Class F, 4.882% 7/17/38 (a)	574,000	613,336
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (a)	2,142,000	2,218,927
TOTAL ASSET-BACKED SECURITIES
(Cost $50,268,134)		42,969,562

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (a)(b)(d)	29,903	4,630
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.4844% 2/25/42 (a)(b)	30,556	8,373
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.6998% 1/25/42 (a)(b)(d)	22,853	2,000
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.4192% 6/25/43 (b)(f)	112,655	32,050
Class 2B5, 3.4192% 6/25/43 (b)(d)(f)	6,634	142

TOTAL U.S. GOVERNMENT AGENCY		42,565

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $56,909)		47,195

Commercial Mortgage Securities - 79.9%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 5.101% 4/15/34 (a)(b)(e)	2,188,000	2,187,999
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.201% 4/15/35 (a)(b)(e)	1,456,000	1,383,822
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, 1 month U.S. LIBOR + 2.300% 2.401% 6/15/35 (a)(b)(e)	663,000	648,892
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-AHT Class C, 1 month U.S. LIBOR + 2.000% 2.101% 3/15/34 (a)(b)(e)	910,000	903,153
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 2.051% 4/15/36 (a)(b)(e)	4,028,000	3,899,226
Series 2015-200P Class F, 3.5958% 4/14/33 (a)(b)	2,588,000	2,649,157
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (a)	4,416,000	4,196,866
Series 2017-BNK6 Class D, 3.1% 7/15/60 (a)	2,593,000	2,369,495
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (a)	4,653,000	4,283,961
Class E, 2.8% 11/15/50 (a)	2,625,000	1,863,694
Series 2018-BN12 Class D, 3% 5/15/61 (a)	2,082,000	1,820,902
Series 2019-BN18:
Class D, 3% 5/15/62 (a)	4,284,000	3,983,832
Class E, 3% 5/15/62 (a)	1,302,000	1,176,154
Series 2019-BN19 Class D, 3% 8/15/61 (a)	3,753,000	3,517,835
Series 2019-BN21 Class E, 2.5% 10/17/52 (a)	2,210,000	1,932,182
Series 2019-BN22 Class D, 2.5% 11/15/62 (a)	2,465,000	2,257,781
Series 2020-BN26 Class D, 2.5% 3/15/63 (a)	1,269,000	1,126,537
Series 2020-BN27 Class D, 2.5% 4/15/63 (a)	921,000	821,946
Series 2020-BN28 Class E, 2.5% 3/15/63 (a)	903,000	735,794
Series 2020-BN29 Class E, 2.5% 11/15/53 (a)	1,064,000	914,207
Series 2020-BN30:
Class E, 2.5% 12/15/53 (a)	735,000	631,525
Class MCDG, 2.9182% 12/15/53 (b)	2,949,000	2,507,718
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3 Class D, 3.25% 2/15/50 (a)	2,201,000	2,086,777
Barclays Commercial Mortgage Securities LLC Series 2019-C5:
Class D, 2.5% 11/15/52 (a)	726,000	643,514
Class E, 2.5% 11/15/52 (a)	2,545,000	1,961,729
BBCMS Mortgage Trust:
sequential payer Series 2020-C8 Class E, 2.25% 10/15/53 (a)	3,013,000	2,387,309
Series 2016-ETC Class D, 3.6089% 8/14/36 (a)(b)	1,749,000	1,657,984
Series 2020-C6 Class E, 2.4% 2/15/53 (a)	1,512,000	1,162,468
Series 2020-C7 Class D, 3.6048% 4/15/53 (a)(b)	840,000	820,816
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (a)(b)	1,680,000	1,614,032
Class 225E, 3.2943% 12/15/62 (a)(b)	1,132,000	1,021,378
Series 2020-B20 Class E, 2% 10/15/53 (a)	2,100,000	1,687,623
Series 2018-B7:
Class D, 3% 5/15/53 (a)(b)	833,000	736,677
Class E, 3% 5/15/53 (a)(b)	833,000	662,508
Series 2019-B12 Class D, 3% 8/15/52 (a)	1,562,000	1,483,866
Series 2020-B18:
Class AGNG, 4.3885% 7/15/53 (a)(b)	4,074,000	3,960,320
Class D, 2.25% 7/15/53 (a)	1,500,000	1,321,766
Series 2020-B21:
Class D, 2% 12/17/53 (a)	1,638,000	1,413,415
Class E, 2% 12/17/53 (a)	1,533,000	1,176,037
Series 2020-B22 Class E, 2% 1/15/54 (a)	1,826,000	1,414,823
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (a)(b)	3,049,000	2,488,318
Series 2021-B25:
Class 300D, 2.9942% 4/15/54 (a)(b)	6,055,000	5,450,236
Class 300E, 2.9942% 4/15/54 (a)	1,113,000	964,824
BFLD Trust floater Series 2020-EYP Class G, 1 month U.S. LIBOR + 4.850% 4.951% 10/15/35 (a)(b)(e)	2,019,000	2,012,622
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 3.039% 8/15/36 (a)(b)(e)	1,165,500	1,164,565
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class E, 1 month U.S. LIBOR + 1.950% 2.0521% 3/15/37 (a)(b)(e)	3,260,000	3,263,843
Class F, 1 month U.S. LIBOR + 2.470% 2.5721% 3/15/37 (a)(b)(e)	1,801,000	1,804,768
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.101% 11/15/32 (a)(b)(e)	819,000	818,743
Series 2020-BXLP Class G, 1 month U.S. LIBOR + 2.500% 2.601% 12/15/36 (a)(b)(e)	6,504,063	6,500,144
Series 2020-FOX Class G, 1 month U.S. LIBOR + 4.750% 4.851% 11/15/32 (a)(b)(e)	982,411	989,207
Series 2021-FOX Class F, 1 month U.S. LIBOR + 4.250% 4.351% 11/15/32 (a)(b)(e)	1,320,361	1,328,569
Series 2021-MC Class G, 1 month U.S. LIBOR + 3.080% 3.1968% 4/15/34 (a)(b)(e)	1,572,000	1,515,258
Series 2021-VINO:
Class F, 1 month U.S. LIBOR + 2.800% 2.9123% 5/15/38 (a)(b)(e)	2,627,000	2,627,002
Class G, 1 month U.S. LIBOR + 3.950% 4.0623% 5/15/38 (a)(b)(e)	4,568,000	4,568,001
Series 2020-VIVA:
Class D, 3.5488% 3/11/44 (a)(b)	9,422,000	9,642,375
Class E, 3.5488% 3/11/44 (a)(b)	5,938,000	5,925,362
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 4.351% 7/15/34 (a)(b)(e)	2,444,600	2,454,881
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 2.151% 11/15/35 (a)(b)(e)	683,900	684,125
Class H, 1 month U.S. LIBOR + 3.000% 3.101% 11/15/35 (a)(b)(e)	1,271,900	1,274,334
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3376% 10/15/36 (a)(b)(e)	1,974,000	1,936,884
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.701% 4/15/34 (a)(b)(e)	3,255,000	3,165,906
Series 2019-XL:
Class F, 1 month U.S. LIBOR + 2.000% 2.101% 10/15/36 (a)(b)(e)	1,289,984	1,290,833
Class J, 1 month U.S. LIBOR + 2.650% 2.751% 10/15/36 (a)(b)(e)	18,165,636	18,183,370
Series 2021-LBA:
Class FJV, 1 month U.S. LIBOR + 2.400% 2.501% 2/15/36 (a)(b)(e)	1,225,000	1,224,989
Class FV, 1 month U.S. LIBOR + 2.400% 2.501% 2/15/36 (a)(b)(e)	711,000	710,994
Series 2021-MFM1:
Class F, 1 month U.S. LIBOR + 3.000% 3.1009% 1/15/34 (a)(b)(e)	834,000	838,178
Class G, 1 month U.S. LIBOR + 3.900% 4.0009% 1/15/34 (a)(b)(e)	417,000	416,750
Series 2019-OC11:
Class C, 3.856% 12/9/41 (a)	2,405,000	2,593,312
Class E, 4.0755% 12/9/41 (a)(b)	7,251,000	7,565,410
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (a)(b)	3,093,000	2,943,006
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class F, 1 month U.S. LIBOR + 2.550% 2.651% 12/15/37 (a)(b)(e)	321,000	321,188
Class G, 1 month U.S. LIBOR + 3.250% 3.351% 12/15/37 (a)(b)(e)	10,526,000	10,532,166
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (a)	4,073,000	3,404,364
Citigroup Commercial Mortgage Trust:
Series 2013-375P Class E, 3.5176% 5/10/35 (a)(b)	4,069,000	4,060,027
Series 2013-GC15 Class D, 5.18% 9/10/46 (a)(b)	7,323,000	7,425,560
Series 2016-C3 Class D, 3% 11/15/49 (a)	4,412,000	3,529,166
Series 2019-GC41:
Class D, 3% 8/10/56 (a)	2,273,000	2,149,154
Class E, 3% 8/10/56 (a)	1,848,000	1,578,368
Series 2019-GC43 Class E, 3% 11/10/52 (a)	2,772,000	2,476,891
Series 2020-420K Class E, 3.3118% 11/10/42 (a)(b)	2,081,000	1,967,870
Series 2020-GC46:
Class D, 2.6% 2/15/53 (a)	2,756,000	2,348,664
Class E, 2.6% 2/15/53 (a)	329,000	265,415
COMM Mortgage Trust:
floater Series 2018-HCLV Class G, 1 month U.S. LIBOR + 5.050% 5.1573% 9/15/33 (a)(b)(e)	1,487,000	1,301,879
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (a)(d)	2,840,000	1,956,980
Series 2012-CR1:
Class D, 5.3541% 5/15/45 (a)(b)	7,226,000	5,920,752
Class G, 2.462% 5/15/45 (a)(d)	2,322,000	609,564
Series 2013-CR10 Class D, 4.9232% 8/10/46 (a)(b)	3,673,000	3,744,849
Series 2013-LC6 Class D, 4.3095% 1/10/46 (a)(b)	5,644,000	5,579,989
Series 2014-CR15 Class D, 4.7183% 2/10/47 (a)(b)	1,060,000	1,109,303
Series 2014-CR17 Class E, 4.8482% 5/10/47 (a)(b)(d)	589,000	426,485
Series 2014-LC17 Class C, 4.5592% 10/10/47 (b)	752,000	790,693
Series 2014-UBS2 Class D, 5.004% 3/10/47 (a)(b)	3,454,000	3,472,328
Series 2015-3BP Class F, 3.2384% 2/10/35 (a)(b)	4,405,000	4,252,126
Series 2017-CD4 Class D, 3.3% 5/10/50 (a)	3,234,000	3,064,148
Series 2019-CD4 Class C, 4.3497% 5/10/50 (b)	3,977,000	4,320,994
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (a)	1,146,000	1,083,968
Commercial Mortgage Trust Series 2016-CD2 Class D, 2.7724% 11/10/49 (b)	1,680,000	1,358,854
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.8307% 8/15/45 (a)(b)	789,000	745,310
Class E, 4.8307% 8/15/45 (a)(b)	5,385,400	4,327,428
Class F, 4.25% 8/15/45 (a)	7,162,000	4,670,434
Series 2014-CR2 Class G, 4.25% 8/15/45 (a)(d)	1,556,000	616,585
Core Industrial Trust floater Series 2019-CORE Class E, 1 month U.S. LIBOR + 1.900% 2.001% 12/15/31 (a)(b)(e)	2,385,600	2,364,497
CPT Mortgage Trust sequential payer Series 2019-CPT Class F, 2.9968% 11/13/39 (a)(b)	2,772,000	2,609,650
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (a)	473,688	236,797
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 2.751% 5/15/36 (a)(b)(e)	1,512,000	1,515,319
Series 2020-FACT Class F, 1 month U.S. LIBOR + 6.150% 6.258% 10/15/37 (a)(b)(e)	2,100,000	2,136,972
Series 2019-UVIL Class E, 3.2833% 12/15/41 (a)(b)	2,289,000	1,966,894
CRSNT Trust floater Series 2021-MOON:
Class F, 1 month U.S. LIBOR + 3.500% 3.61% 4/15/36 (a)(b)(e)	840,000	839,998
Class G, 1 month U.S. LIBOR + 4.500% 4.61% 4/15/36 (a)(b)(e)	493,000	492,998
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4598% 6/15/50 (a)(b)	3,902,000	3,307,930
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (a)(b)	1,890,000	1,841,314
Series 2017-CX9 Class D, 4.1468% 9/15/50 (a)(b)	1,615,000	1,305,969
Series 2019-C15 Class C, 4.9799% 3/15/52 (b)	3,132,000	3,494,344
CSMC Trust:
floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.350% 4.451% 7/15/32 (a)(b)(e)	2,686,000	2,347,431
Series 2017-MOON Class E, 3.1965% 7/10/34 (a)(b)	1,132,000	1,111,300
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 4.9345% 1/10/34 (a)(b)	833,000	864,077
Class E, 4.9345% 1/10/34 (a)(b)	4,264,000	4,327,937
DBGS Mortgage Trust:
floater Series 2018-BIOD Class G, 1 month U.S. LIBOR + 2.500% 2.6009% 5/15/35 (a)(b)(e)	4,083,811	4,074,737
Series 2018-C1:
Class C, 4.6349% 10/15/51 (b)	777,000	837,912
Class D, 2.8849% 10/15/51 (a)(b)	3,459,000	3,211,027
Series 2019-1735 Class F, 4.1946% 4/10/37 (a)(b)	1,000,000	833,293
DBUBS Mortgage Trust Series 2011-LC1A:
Class F, 5.8943% 11/10/46 (a)(b)	6,451,249	6,430,861
Class G, 4.652% 11/10/46 (a)	7,812,000	7,592,332
DC Office Trust Series 2019-MTC Class E, 3.072% 9/15/45 (a)(b)	1,029,000	980,109
Freddie Mac Series KAIV Class X2, 3.5885% 6/25/41 (b)(c)	2,316,000	679
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0465% 11/21/35 (a)(b)(e)	1,227,000	1,220,961
GS Mortgage Securities Corp. II Series 2010-C1 Class B, 5.148% 8/10/43 (a)	1,311,000	1,318,947
GS Mortgage Securities Corp. Trust floater:
Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 2.751% 10/15/36 (a)(b)(e)	2,550,000	2,371,829
Series 2019-SOHO Class E, 1 month U.S. LIBOR + 1.870% 1.9756% 6/15/36 (a)(b)(e)	4,894,000	4,662,479
GS Mortgage Securities Trust:
Series 2011-GC5:
Class D, 5.2975% 8/10/44 (a)(b)	1,929,752	1,176,616
Class E, 5.2975% 8/10/44 (a)(b)(d)	2,432,000	1,356,676
Class F, 4.5% 8/10/44 (a)(d)	4,308,000	387,720
Series 2012-GC6:
Class D, 5.6581% 1/10/45 (a)(b)	3,753,000	3,552,977
Class E, 5% 1/10/45 (a)(b)	2,984,000	2,355,706
Series 2012-GC6I Class F, 5% 1/10/45 (b)(d)	1,508,000	653,490
Series 2012-GCJ7:
Class D, 5.6058% 5/10/45 (a)(b)	2,808,500	2,614,045
Class F, 5% 5/10/45 (a)(d)	3,433,000	686,600
Series 2012-GCJ9 Class D, 4.7379% 11/10/45 (a)(b)	4,238,000	4,162,370
Series 2013-GC12 Class D, 4.4516% 6/10/46 (a)(b)	869,000	801,188
Series 2013-GC13 Class D, 4.084% 7/10/46 (a)(b)(d)	5,470,000	2,808,124
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (a)(b)	3,923,000	3,938,881
Class F, 3.5% 11/10/46 (a)	2,530,000	1,768,484
Series 2016-GS2 Class D, 2.753% 5/10/49 (a)	2,058,050	1,934,210
Series 2017-GS6 Class D, 3.243% 5/10/50 (a)	4,676,000	4,552,231
Series 2019-GC38 Class D, 3% 2/10/52 (a)	1,162,000	1,095,455
Series 2019-GC39 Class D, 3% 5/10/52 (a)	2,830,000	2,629,882
Series 2019-GC40:
Class D, 3% 7/10/52 (a)	2,079,000	1,922,597
Class DBF, 3.5497% 7/10/52 (a)(b)	2,523,000	2,329,129
Series 2019-GC42:
Class D, 2.8% 9/1/52 (a)	4,807,000	4,360,334
Class E, 2.8% 9/1/52 (a)	2,519,000	2,268,545
Series 2019-GS5 Class C, 4.299% 3/10/50 (b)	2,499,000	2,630,887
Series 2019-GSA1 Class E, 2.8% 11/10/52 (a)	1,655,000	1,465,628
Series 2020-GC45:
Class D, 2.85% 2/13/53 (a)	2,289,000	2,071,095
Class SWD, 3.2185% 12/13/39 (a)(b)	1,764,000	1,655,733
Series 2020-GC47 Class D, 3.4553% 5/12/53 (a)(b)	756,000	744,561
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 5.797% 11/21/35 (a)(b)(e)	6,468,000	6,471,007
Hilton U.S.A. Trust:
Series 2016-HHV:
Class E, 4.1935% 11/5/38 (a)(b)	3,079,000	3,179,234
Class F, 4.1935% 11/5/38 (a)(b)	5,977,000	5,968,651
Series 2016-SFP:
Class D, 4.9269% 11/5/35 (a)	1,556,000	1,561,898
Class F, 6.1552% 11/5/35 (a)	3,595,000	3,621,924
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (a)	1,489,778	1,510,628
Class F, 4.101% 9/17/39 (a)	241,734	248,176
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.4431% 7/10/39 (a)(b)	1,947,000	1,998,294
Series 2019-55HY Class F, 2.9428% 12/10/41 (a)(b)	1,617,000	1,537,150
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 2.2509% 6/15/34 (a)(b)(e)	1,327,956	1,321,961
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9509% 6/15/34 (a)(b)(e)	544,983	542,419
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (a)	2,083,000	2,055,762
JP Morgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-LAQ Class C, 1 month U.S. LIBOR + 1.600% 1.701% 6/15/32 (a)(b)(e)	1,528,800	1,529,701
Series 2019-MFP:
Class E, 1 month U.S. LIBOR + 2.160% 2.261% 7/15/36 (a)(b)(e)	2,292,000	2,266,605
Class F, 1 month U.S. LIBOR + 3.000% 3.101% 7/15/36 (a)(b)(e)	777,000	766,353
Series 2020-NNN Class FFL, 1 month U.S. LIBOR + 2.500% 2.6009% 1/16/37 (a)(b)(e)	767,550	763,908
Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.450% 2.551% 4/15/38 (a)(b)(e)	3,060,000	3,073,678
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (a)	2,771,000	2,801,740
Class FFX, 4.6254% 1/16/37 (a)	2,388,000	2,367,503
Class GFX, 4.6882% 1/16/37 (a)(b)	942,000	908,014
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (a)	604,000	483,601
Series 2014-C26 Class D, 3.8791% 1/15/48 (a)(b)	2,329,000	2,304,398
Series 2015-C32 Class C, 4.6507% 11/15/48 (b)	1,500,000	1,275,719
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4189% 12/15/49 (a)(b)	2,418,000	2,079,176
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0727% 12/15/49 (a)(b)	3,867,000	3,349,905
Series 2017-C7 Class D, 3% 10/15/50 (a)	1,813,000	1,644,148
Series 2018-C8 Class D, 3.2428% 6/15/51 (a)(b)	1,171,000	1,013,077
Series 2019-COR6:
Class D, 2.5% 11/13/52 (a)	1,354,000	1,223,909
Class E, 2.5% 11/13/52 (a)	2,582,000	2,267,295
Series 2020-COR7 Class D, 1.75% 5/13/53 (a)	1,535,000	1,271,154
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.5227% 2/15/46 (a)(b)	3,008,000	1,250,175
Class G, 4.409% 2/15/46 (a)(b)(d)	1,082,000	179,749
Class H, 4.409% 2/15/46 (a)(b)(d)	2,622,000	125,532
Series 2011-C4:
Class C, 5.3844% 7/15/46 (a)(b)	1,315,727	1,314,266
Class D, 5.5221% 7/15/46 (a)(b)	2,500,000	2,492,414
Class F, 3.873% 7/15/46 (a)	494,000	491,419
Class H, 3.873% 7/15/46 (a)	2,683,000	2,666,634
Class NR, 3.873% 7/15/46 (a)	1,322,500	1,297,240
Series 2012-CBX:
Class D, 5.0664% 6/15/45 (a)(b)	3,373,000	2,785,813
Class E, 5.0664% 6/15/45 (a)(b)	3,206,000	1,489,592
Class F, 4% 6/15/45 (a)(d)	3,743,000	1,104,959
Class G 4% 6/15/45 (a)(d)	4,129,000	817,168
Series 2013-LC11:
Class D, 4.1667% 4/15/46 (b)	3,677,000	2,769,624
Class E, 3.25% 4/15/46 (a)(b)	104,000	63,046
Class F, 3.25% 4/15/46 (a)(b)(d)	5,894,000	2,813,502
Series 2014-DSTY:
Class D, 3.8046% 6/10/27 (a)(b)(d)	3,213,000	485,018
Class E, 3.8046% 6/10/27 (a)(b)	4,232,000	237,406
Series 2018-AON Class F, 4.6132% 7/5/31 (a)(b)	2,150,000	2,160,357
Series 2019-OSB Class E, 3.7828% 6/5/39 (a)(b)	2,350,000	2,332,490
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, 1 month U.S. LIBOR + 2.000% 2.101% 5/15/36 (a)(b)(e)	3,483,000	3,356,898
Liberty Street Trust Series 2016-225L Class E, 4.6485% 2/10/36 (a)(b)	2,063,000	2,166,163
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 3.051% 3/15/38 (a)(b)(e)	14,406,000	14,442,071
Market Mortgage Trust Series 2020-525M Class F, 2.9406% 2/12/40 (a)(b)	1,976,000	1,790,015
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, 1 month U.S. LIBOR + 3.200% 3.3018% 4/15/38 (a)(b)(e)	14,000,000	14,022,449
MHC Trust floater Series 2021-MHC2 Class F, 1 month U.S. LIBOR + 2.400% 2.051% 5/15/23 (a)(b)(e)	3,850,000	3,852,410
MOFT Trust Series 2020-ABC:
Class D, 3.4767% 2/10/42 (a)(b)	1,144,000	1,082,425
Class E, 3.4767% 2/10/42 (a)(b)	841,000	758,942
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31	1,666,000	1,596,022
Series 2012-C5 Class E, 4.6629% 8/15/45 (a)(b)	889,000	902,310
Series 2012-C6 Class D, 4.6051% 11/15/45 (a)(b)	3,633,000	3,610,959
Series 2012-C6, Class F, 4.6051% 11/15/45 (a)(b)(d)	1,575,000	1,132,549
Series 2013-C12 Class D, 4.7626% 10/15/46 (a)(b)	3,996,000	3,276,012
Series 2013-C13:
Class D, 4.8977% 11/15/46 (a)(b)	5,150,000	4,838,395
Class E, 4.8977% 11/15/46 (a)(b)	1,666,000	1,352,174
Series 2013-C8 Class D, 4.0556% 12/15/48 (a)(b)	1,883,000	1,888,195
Series 2013-C9:
Class D, 4.111% 5/15/46 (a)(b)	4,440,000	4,017,547
Class E, 4.111% 5/15/46 (a)(b)	1,594,370	1,346,918
Series 2016-C30 Class D, 3% 9/15/49 (a)	798,000	584,609
Series 2017-C33 Class D, 3.356% 5/15/50 (a)	2,932,000	2,769,963
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (a)(b)	43,877	44,411
Series 2011-C2:
Class D, 5.3125% 6/15/44 (a)(b)	6,083,000	5,498,201
Class F, 5.3125% 6/15/44 (a)(b)(d)	3,015,000	1,782,167
Series 2011-C3:
Class C, 5.2155% 7/15/49 (a)(b)	2,061,000	2,043,267
Class D, 5.2155% 7/15/49 (a)(b)	8,074,000	7,817,454
Class E, 5.2155% 7/15/49 (a)(b)(d)	2,610,000	2,125,183
Class F, 5.2155% 7/15/49 (a)(b)(d)	984,000	624,774
Class G, 5.2155% 7/15/49 (a)(b)(d)	3,536,800	1,296,422
Series 2012-C4 Class D, 5.4182% 3/15/45 (a)(b)	1,624,000	1,438,124
Series 2015-MS1 Class D, 4.0312% 5/15/48 (a)(b)	4,300,000	3,869,800
Series 2015-UBS8 Class D, 3.18% 12/15/48 (a)	1,747,000	1,008,670
Series 2016-BNK2 Class C, 3% 11/15/49 (a)	4,506,000	3,771,597
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 2.701% 11/15/34 (a)(b)(e)	916,000	915,272
Series 2018-MP Class E, 4.276% 7/11/40 (a)(b)	2,499,000	2,279,064
Series 2020-CNP Class D, 2.4276% 4/5/42 (a)(b)	1,043,000	900,186
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.0275% 8/15/24 (a)(b)(e)	509,219	491,856
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.351% 8/15/34 (a)(b)(e)	8,997,045	9,043,515
MRCD Series 2019-PARK:
Class G, 2.7175% 12/15/36 (a)	10,373,000	9,965,506
Class J, 4.25% 12/15/36 (a)	6,790,000	6,585,599
MSCCG Trust floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 3.151% 10/15/37 (a)(b)(e)	1,024,000	1,024,632
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (a)(b)	1,014,000	786,578
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.8509% 6/15/35 (a)(b)(e)	262,000	249,535
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.8509% 6/15/35 (a)(b)(e)	222,000	210,697
Series 2018-285M Class F, 3.7904% 11/15/32 (a)(b)	909,000	894,617
Series 2018-TECH:
Class E, 1 month U.S. LIBOR + 2.250% 2.3509% 11/15/34 (a)(b)(e)	638,000	635,222
Class F, 1 month U.S. LIBOR + 3.000% 3.1009% 11/15/34 (a)(b)(e)	96,000	95,049
Class G, 1 month U.S. LIBOR + 4.000% 4.1009% 11/15/34 (a)(b)(e)	572,000	560,667
Series 2019-10K:
Class E, 4.1346% 5/15/39 (a)(b)	984,000	945,656
Class F, 4.1346% 5/15/39 (a)(b)	3,014,000	2,673,804
Series 2019-1776:
Class E, 3.9017% 10/15/36 (a)	2,268,000	2,237,143
Class F, 4.2988% 10/15/36 (a)	3,589,000	3,438,507
Series 2020-2PAC:
Class AMZ2, 3.5% 1/15/37 (a)(b)	1,754,950	1,801,981
Class AMZ3, 3.5% 1/15/37 (a)(b)	822,675	830,614
Class MSK3, 3.25% 12/15/36 (a)(b)	855,550	834,103
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (a)	1,228,000	1,260,185
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	1,771,603	2,035,733
SFO Commercial Mortgage Trust floater Series 2021-555 Class F, 1 month U.S. LIBOR + 3.650% 3.751% 5/15/38 (a)(b)(e)	879,000	884,175
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.4771% 9/15/39 (a)(b)	3,206,000	2,963,282
Series 2020-COVE:
Class F, 3.7276% 3/15/37(a)(b)	3,105,000	2,965,569
Class G, 3.7276% 3/15/37 (a)(b)	858,000	771,678
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class F, 5.5148% 8/15/39 (b)	4,452,000	4,306,738
TPGI Trust floater Series 2021-DGWD:
Class E, 1 month U.S. LIBOR + 2.350% 2.45% 6/15/26 (a)(b)(e)	2,585,000	2,585,000
Class G, 1 month U.S. LIBOR + 3.850% 3.9% 6/15/26 (a)(b)(e)	1,008,000	1,008,000
TTAN floater Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.450% 2.501% 3/15/38 (a)(b)(e)	3,781,000	3,788,178
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.5686% 5/10/45 (a)(b)	3,272,000	2,983,869
Class E, 5% 5/10/45 (a)(b)(d)	1,911,000	1,194,871
Class F, 5% 5/10/45 (a)(b)(d)	2,484,000	363,615
Series 2018-C8 Class C, 4.7013% 2/15/51 (b)	756,000	843,808
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.238% 6/10/30 (a)(b)	2,090,000	1,269,757
Series 2012-WRM Class C, 4.238% 6/10/30 (a)(b)	890,000	771,069
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.0544% 1/10/45 (a)(b)	672,000	667,337
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 5.101% 7/15/39 (a)(b)(e)	693,000	694,922
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 4.001% 7/15/39 (a)(b)(e)	2,541,000	2,548,196
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2020-SOP Class E, 1 month U.S. LIBOR + 2.710% 2.8109% 1/15/35 (a)(b)(e)	1,066,000	1,052,648
Series 2021-SAVE:
Class D, 1 month U.S. LIBOR + 2.500% 2.601% 2/15/40 (a)(b)(e)	719,036	725,347
Class E, 1 month U.S. LIBOR + 3.650% 3.751% 2/15/40 (a)(b)(e)	511,779	516,271
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (a)	2,108,000	1,913,600
Series 2012-LC5:
Class D, 4.7577% 10/15/45 (a)(b)	6,116,000	6,246,819
Class E, 4.7577% 10/15/45 (a)(b)	1,051,000	1,030,649
Class F, 4.7577% 10/15/45 (a)(b)	588,000	476,602
Series 2015-NXS4 Class D, 3.6987% 12/15/48 (b)	1,834,000	1,829,969
Series 2016-BNK1 Class D, 3% 8/15/49 (a)	1,526,000	1,034,268
Series 2016-C35 Class D, 3.142% 7/15/48 (a)	3,894,000	3,243,168
Series 2016-NXS6 Class D, 3.059% 11/15/49 (a)	4,250,000	3,557,185
Series 2017-RB1 Class D, 3.401% 3/15/50 (a)	1,824,000	1,735,351
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)	1,252,600	103,151
Series 2011-C3:
Class D, 5.5978% 3/15/44 (a)(b)	4,914,756	2,403,807
Class E, 5% 3/15/44 (a)	1,258,000	117,529
Class F, 5% 3/15/44 (a)(d)	2,421,350	48,427
Series 2011-C4:
Class D, 5.1338% 6/15/44 (a)(b)	1,616,000	1,448,082
Class E, 5.1338% 6/15/44 (a)(b)(d)	1,274,000	778,589
Series 2011-C5:
Class D, 5.7086% 11/15/44 (a)(b)	2,978,000	2,964,804
Class E, 5.7086% 11/15/44 (a)(b)	4,203,655	4,134,716
Class F, 5.25% 11/15/44 (a)(b)	3,930,000	3,485,001
Class G, 5.25% 11/15/44 (a)(b)	1,255,150	1,070,556
Series 2012-C6 Class D, 5.614% 4/15/45 (a)(b)	2,707,000	2,755,003
Series 2012-C7:
Class E, 4.8034% 6/15/45 (a)(b)(d)	1,514,000	227,175
Class F, 4.5% 6/15/45 (a)(d)	1,470,000	73,506
Class G, 4.5% 6/15/45 (a)(d)	4,218,750	422
Series 2012-C8:
Class D, 4.8839% 8/15/45 (a)(b)	833,000	818,753
Class E, 4.8839% 8/15/45 (a)(b)	1,167,000	941,090
Series 2013-C11:
Class D, 4.2416% 3/15/45 (a)(b)	1,865,000	1,832,390
Class E, 4.2416% 3/15/45 (a)(b)	4,999,000	4,246,136
Series 2013-C13 Class D, 4.1387% 5/15/45 (a)(b)	1,499,000	1,480,002
Series 2013-C16 Class D, 5.0048% 9/15/46 (a)(b)	668,000	616,279
Series 2013-UBS1 Class D, 5.0396% 3/15/46 (a)(b)	2,638,000	2,566,712
Worldwide Plaza Trust Series 2017-WWP Class F, 3.5955% 11/10/36 (a)(b)	4,695,000	4,176,874
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (a)(b)	1,638,000	1,423,767
Class PR2, 3.516% 6/5/35 (a)(b)	4,354,000	3,435,176
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $741,437,134)		713,211,885
	Shares	Value

Common Stocks - 0.8%
Homebuilders/Real Estate - 0.8%
Colony Capital, Inc. (g)	200,000	1,374,000
Digital Realty Trust, Inc.	12,400	1,879,344
iStar Financial, Inc.	216,200	3,634,322
TOTAL COMMON STOCKS
(Cost $4,109,804)		6,887,666

Preferred Stocks - 2.6%
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
RLJ Lodging Trust Series A, 1.95%	70,550	1,963,407
Nonconvertible Preferred Stocks - 2.4%
Diversified Financial Services - 0.7%
AGNC Investment Corp. Series E, 6.50% (b)	147,792	3,749,483
MFA Financial, Inc. Series B, 7.50%	80,525	2,055,803
		5,805,286
Homebuilders/Real Estate - 1.7%
American Homes 4 Rent Series D, 6.50%	10,861	274,457
Capstead Mortgage Corp. Series E, 7.50%	87,175	2,208,143
Colony Capital, Inc.:
Series H, 7.125%	76,200	1,898,142
Series I, 7.15%	71,600	1,786,420
DiamondRock Hospitality Co. 8.25%	25,800	749,490
Dynex Capital, Inc. Series C 6.90% (b)	57,707	1,457,679
iStar Financial, Inc. Series G, 7.65%	74,400	1,897,721
Rexford Industrial Realty, Inc. Series B, 5.875%	91,475	2,414,940
UMH Properties, Inc. Series C, 6.75%	98,998	2,561,078
		15,248,070

TOTAL NONCONVERTIBLE PREFERRED STOCKS		21,053,356

TOTAL PREFERRED STOCKS
(Cost $21,756,391)		23,016,763
	Principal Amount	Value

Bank Loan Obligations - 3.3%
Air Transportation - 0.6%
Hanjin International Corp. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 12/23/22 (b)(d)(e)(h)	5,480,000	5,473,150
Diversified Financial Services - 1.4%
Agellan Portfolio 9% 8/7/25 (b)(d)(h)	908,000	917,080
Extell Boston 5.154% 8/31/21 (b)(d)(h)	558,267	558,267
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22(b)(d)(e)(h)	11,246,000	11,274,115

TOTAL DIVERSIFIED FINANCIAL SERVICES		12,749,462

Homebuilders/Real Estate - 0.6%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (b)(d)(e)(h)	2,193,648	2,199,133
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8425% 8/21/25 (b)(e)(h)	2,925,449	2,889,407
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (b)(e)(h)	21,337	21,235

TOTAL HOMEBUILDERS/REAL ESTATE		5,109,775

Hotels - 0.3%
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5/20/28 (e)(h)(i)	345,000	345,431
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (b)(e)(h)	918,300	878,749
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.1% 5/11/24 (b)(e)(h)	1,690,364	1,670,080

TOTAL HOTELS		2,894,260

Services - 0.2%
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (b)(e)(h)	1,983,563	1,909,179
Telecommunications - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.85% 4/11/25(b)(e)(h)	1,619,371	1,607,906
TOTAL BANK LOAN OBLIGATIONS
(Cost $29,784,512)		29,743,732

Preferred Securities - 0.0%
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (a)(d)	3,000,000	60,000
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (a)(d)	3,100,000	310
TOTAL PREFERRED SECURITIES
(Cost $6,004,704)		60,310
	Shares	Value

Money Market Funds - 5.8%
Fidelity Cash Central Fund 0.03% (j)
(Cost $51,667,550)	51,657,219	51,667,550
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $932,072,169)		898,614,769
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(6,187,327)
NET ASSETS - 100%		$892,427,442

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $741,080,270 or 83.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (d) Level 3 security

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $32,192 or 0.0% of net assets.

 (g) Non-income producing

 (h) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.4192% 6/25/43	9/29/03	$5,227
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.4192% 6/25/43	9/29/03	$284

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,539
Total	$15,539

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $31,880,306. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $149,395,601 and $129,608,345, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$9,471,108	$9,471,108	$--	$--
Real Estate	20,433,321	18,469,914	1,963,407	--
Corporate Bonds	31,010,106	--	31,010,106	--
Asset-Backed Securities	42,969,562	--	42,968,198	1,364
Collateralized Mortgage Obligations	47,195	--	40,423	6,772
Commercial Mortgage Securities	713,211,885	--	688,432,882	24,779,003
Bank Loan Obligations	29,743,732	--	9,321,987	20,421,745
Preferred Securities	60,310	--	--	60,310
Money Market Funds	51,667,550	51,667,550	--	--
Total Investments in Securities:	$898,614,769	$79,608,572	$773,737,003	$45,269,194

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Obligations
Beginning Balance	$ 9,405,174
Net Realized Gain (Loss) on Investment Securities	(461,418)
Net Unrealized Gain (Loss) on Investment Securities	(3,172,138)
Cost of Purchases	--
Proceeds of Sales	(618,520)
Amortization/Accretion	102,886
Transfers into Level 3	20,842,001
Transfers out of Level 3	(1,318,982)
Ending Balance	$ 24,779,003
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2021	$(3,479,787)
Bank Loan Obligations
Beginning Balance	$ 15,518,064
Net Realized Gain (Loss) on Investment Securities	(170)
Net Unrealized Gain (Loss) on Investment Securities	57,979
Cost of Purchases	5,453,850
Proceeds of Sales	(612,160)
Amortization/Accretion	4,182
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$20,421,745
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2021	$57,979
Other Investments in Securities
Beginning Balance	$ 98,762
Net Realized Gain (Loss) on Investment Securities	5
Net Unrealized Gain (Loss) on Investment Securities	31,785
Cost of Purchases	215,630
Proceeds of Sales	(4,038)
Amortization/Accretion	(242,261)
Transfers into Level 3	--
Transfers out of Level 3	(31,437)
Ending Balance	$ 68,446
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2021	$ 31,785

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $880,404,619)	$846,947,219
Fidelity Central Funds (cost $51,667,550)	51,667,550
Total Investment in Securities (cost $932,072,169)		$898,614,769
Cash		10,811
Receivable for investments sold		2,548
Dividends receivable		104,362
Interest receivable		3,139,393
Distributions receivable from Fidelity Central Funds		1,593
Prepaid expenses		150
Total assets		901,873,626
Liabilities
Payable for investments purchased	$8,494,379
Distributions payable	304,148
Accrued management fee	513,371
Other affiliated payables	42,813
Other payables and accrued expenses	91,473
Total liabilities		9,446,184
Net Assets		$892,427,442
Net Assets consist of:
Paid in capital		$948,271,570
Total accumulated earnings (loss)		(55,844,128)
Net Assets		$892,427,442
Net Asset Value, offering price and redemption price per share ($892,427,442 ÷ 109,000,812 shares)		$8.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended May 31, 2021 (Unaudited)
Investment Income
Interest		$18,414,199
Income from Fidelity Central Funds		15,539
Total income		18,429,738
Expenses
Management fee	$2,857,708
Transfer agent fees	61,423
Accounting fees and expenses	179,300
Custodian fees and expenses	8,792
Independent trustees' fees and expenses	1,592
Audit	96,016
Legal	1,691
Miscellaneous	1,916
Total expenses before reductions	3,208,438
Expense reductions	(1,031)
Total expenses after reductions		3,207,407
Net investment income (loss)		15,222,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,526,665)
Fidelity Central Funds	(12)
Total net realized gain (loss)		(1,526,677)
Change in net unrealized appreciation (depreciation) on investment securities		44,260,125
Net gain (loss)		42,733,448
Net increase (decrease) in net assets resulting from operations		$57,955,779

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,222,331	$32,547,876
Net realized gain (loss)	(1,526,677)	(11,960,714)
Change in net unrealized appreciation (depreciation)	44,260,125	(82,855,797)
Net increase (decrease) in net assets resulting from operations	57,955,779	(62,268,635)
Distributions to shareholders	(19,275,120)	(32,213,221)
Share transactions
Proceeds from sales of shares	81,050,000	97,052,500
Reinvestment of distributions	17,472,803	28,859,411
Cost of shares redeemed	(1,800,000)	(95,929,352)
Net increase (decrease) in net assets resulting from share transactions	96,722,803	29,982,559
Total increase (decrease) in net assets	135,403,462	(64,499,297)
Net Assets
Beginning of period	757,023,980	821,523,277
End of period	$892,427,442	$757,023,980
Other Information
Shares
Sold	10,044,638	13,099,991
Issued in reinvestment of distributions	2,179,490	3,758,479
Redeemed	(224,986)	(13,487,039)
Net increase (decrease)	11,999,142	3,371,431

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate High Income Fund

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$7.80	$8.77	$8.44	$8.60	$8.51	$8.80
Income from Investment Operations
Net investment income (loss)A	.149	.341	.418	.417	.433	.451
Net realized and unrealized gain (loss)	.432	(.972)	.338	(.148)	.064	(.343)
Total from investment operations	.581	(.631)	.756	.269	.497	.108
Distributions from net investment income	(.191)	(.339)	(.426)	(.429)	(.407)	(.398)
Total distributions	(.191)	(.339)	(.426)	(.429)	(.407)	(.398)
Net asset value, end of period	$8.19	$7.80	$8.77	$8.44	$8.60	$8.51
Total ReturnB,C	7.53%	(7.06)%	9.15%	3.23%	5.94%	1.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%F	.79%	.80%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.79%F	.79%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.79%F	.79%	.79%	.80%	.80%	.80%
Net investment income (loss)	3.73%F	4.41%	4.83%	4.91%	5.03%	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$892,427	$757,024	$821,523	$732,992	$1,103,106	$1,033,232
Portfolio turnover rateG	14%F	27%	26%	13%H	18%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing vendor or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Asset-Backed Securities	$1,364	Discounted Cash Flow	Spread	6.4%	Decrease
		Expected distribution	Recovery Rate	0.0%	Increase
Commercial Mortgage Securities	$24,779,003	Indicative market bid Discounted Cash Flow	Bid Price Yield Spread	$51.34 9.5% - 20.0% / 12.9% 17.0% - 2,281.4% / 400.8%	Increase Decrease Decrease
Collateralized Mortgage Obligations	$6,772	Indicative Market Bid Discounted Cash Flow	Bid Price Yield Spread	$8.75 6.0% 2.5%	Increase Decrease Decrease
Preferred Securities	$60,310	Indicative market bid	Evaluated Bid	$0.00 - $2.00 / $1.99	Increase
Bank Loan Obligations	$20,421,745	Indicative market bid Discounted Cash Flow	Evaluated bid Yield	$99.88 5.2% - 9.2% / 8.7%	Increase Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain conversion ratio adjustments, passive foreign investment companies (PFIC), market discount, controlled foreign corporations and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$41,784,751
Gross unrealized depreciation	(75,243,952)
Net unrealized appreciation (depreciation)	$(33,459,201)
Tax cost	$932,073,970

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,998,229)
Long-term	(10,255,969)
Total capital loss carryforward	$(18,254,198)

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate High Income Fund	134,764,419	55,521,345

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .02% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Real Estate High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate High Income Fund	$123

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate High Income Fund	$777

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $32 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $234.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $765.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
Fidelity Real Estate High Income Fund	2	47%

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Real Estate High Income Fund	.79%
Actual		$1,000.00	$1,075.30	$4.09
Hypothetical-C		$1,000.00	$1,020.99	$3.98

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate High Income Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the charts above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ending September 30, 2020. The Board considered that the fund is a specialized institutional product that, unlike the majority of funds in its peer group, primarily invests in lower quality commercial mortgage-backed securities and other real estate-related investments, which require significant proprietary research and investment expertise. The Board noted that FMR has not identified any other similar, publicly-available open-end funds.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the fund ranked above the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of the fund is above the competitive median due to the fund's higher than standard management fee, which reflects the fund's specialized investment strategy as discussed above.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

REHI-SANN-0721
1.723505.122

Fidelity Advisor® Dividend Growth Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Microsoft Corp.	7.1
Wells Fargo & Co.	2.3
Visa, Inc. Class A	2.3
Apple, Inc.	1.9
Bank of America Corp.	1.9
General Electric Co.	1.9
JPMorgan Chase & Co.	1.9
UnitedHealth Group, Inc.	1.7
The Walt Disney Co.	1.4
Broadcom, Inc.	1.3
23.7

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Information Technology	24.7
Consumer Discretionary	12.2
Health Care	11.9
Industrials	11.9
Financials	11.9

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments – 19.1%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.5%
Entertainment - 2.6%
Activision Blizzard, Inc.	103,700	$10,085
Electronic Arts, Inc.	34,600	4,945
The Walt Disney Co. (a)	91,200	16,293
		31,323
Interactive Media & Services - 3.2%
Alphabet, Inc. Class A (a)	6,100	14,377
Facebook, Inc. Class A (a)	45,900	15,089
Tencent Holdings Ltd.	89,200	7,114
Z Holdings Corp.	455,600	2,141
		38,721
Media - 1.7%
Comcast Corp. Class A	194,650	11,161
Interpublic Group of Companies, Inc.	266,500	8,978
		20,139

TOTAL COMMUNICATION SERVICES		90,183

CONSUMER DISCRETIONARY - 12.2%
Auto Components - 0.7%
BorgWarner, Inc.	80,400	4,124
Lear Corp.	20,000	3,867
		7,991
Automobiles - 1.0%
General Motors Co. (a)	139,800	8,292
Harley-Davidson, Inc.	45,100	2,186
Hyundai Motor Co.	4,400	933
		11,411
Hotels, Restaurants & Leisure - 2.9%
Aristocrat Leisure Ltd.	201,067	6,388
Churchill Downs, Inc.	34,600	6,904
Domino's Pizza, Inc.	12,000	5,122
Hilton Worldwide Holdings, Inc. (a)	33,700	4,222
Marriott International, Inc. Class A (a)	29,900	4,293
Restaurant Brands International, Inc. (b)	111,200	7,753
Starbucks Corp.	100	11
		34,693
Household Durables - 2.4%
Lennar Corp. Class A	93,800	9,287
Sony Group Corp.	80,100	7,890
Whirlpool Corp. (b)	50,500	11,973
		29,150
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	72,400	4,408
Multiline Retail - 1.2%
Dollar General Corp.	57,500	11,670
Target Corp.	14,100	3,200
		14,870
Specialty Retail - 1.9%
Camping World Holdings, Inc. (b)	244,800	10,867
Lowe's Companies, Inc.	41,200	8,027
Williams-Sonoma, Inc.	25,300	4,289
		23,183
Textiles, Apparel & Luxury Goods - 1.7%
PVH Corp. (a)	76,300	8,761
Tapestry, Inc. (a)	258,900	11,622
		20,383

TOTAL CONSUMER DISCRETIONARY		146,089

CONSUMER STAPLES - 5.9%
Beverages - 2.4%
Diageo PLC	121,785	5,879
Keurig Dr. Pepper, Inc. (b)	283,100	10,463
The Coca-Cola Co.	234,600	12,971
		29,313
Food & Staples Retailing - 0.2%
BJ's Wholesale Club Holdings, Inc. (a)	59,700	2,674
Household Products - 1.4%
Energizer Holdings, Inc.	117,000	5,387
Spectrum Brands Holdings, Inc.	126,385	11,234
		16,621
Tobacco - 1.9%
Altria Group, Inc.	207,073	10,192
Swedish Match Co. AB	1,309,000	12,143
		22,335

TOTAL CONSUMER STAPLES		70,943

ENERGY - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
Cameco Corp. (b)	193,100	3,856
Canadian Natural Resources Ltd.	256,900	9,016
Enterprise Products Partners LP	147,700	3,487
Exxon Mobil Corp.	269,722	15,744
Hess Corp.	63,600	5,331
Reliance Industries Ltd. sponsored GDR (c)	238,300	13,738
Tourmaline Oil Corp.	270,400	6,598
		57,770
FINANCIALS - 11.9%
Banks - 6.1%
Bank of America Corp.	537,303	22,776
JPMorgan Chase & Co.	136,493	22,418
Wells Fargo & Co.	598,890	27,980
		73,174
Capital Markets - 2.7%
BlackRock, Inc. Class A	13,600	11,928
Brookfield Asset Management, Inc. Class A	71,300	3,589
Coinbase Global, Inc. (a)(b)	7,800	1,845
Intercontinental Exchange, Inc.	84,000	9,482
Raymond James Financial, Inc.	41,000	5,436
		32,280
Consumer Finance - 1.3%
American Express Co.	12,000	1,922
Capital One Financial Corp.	11,100	1,785
Discover Financial Services	100,900	11,832
		15,539
Insurance - 1.8%
Arthur J. Gallagher & Co.	76,400	11,201
The Travelers Companies, Inc.	63,400	10,125
		21,326

TOTAL FINANCIALS		142,319

HEALTH CARE - 11.9%
Biotechnology - 1.3%
AbbVie, Inc.	132,000	14,942
Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp. (a)	70,600	3,004
Envista Holdings Corp. (a)	127,000	5,542
		8,546
Health Care Providers & Services - 4.7%
Anthem, Inc.	3,900	1,553
Cigna Corp.	59,000	15,272
CVS Health Corp.	90,500	7,823
Humana, Inc.	25,600	11,205
UnitedHealth Group, Inc.	50,197	20,677
		56,530
Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc.	21,200	9,953
Pharmaceuticals - 4.4%
AstraZeneca PLC (United Kingdom)	54,800	6,253
Bristol-Myers Squibb Co.	236,000	15,510
Eli Lilly & Co.	52,100	10,406
Merck KGaA	34,500	6,225
Roche Holding AG (participation certificate)	24,070	8,374
UCB SA	62,100	5,811
		52,579

TOTAL HEALTH CARE		142,550

INDUSTRIALS - 11.9%
Aerospace & Defense - 1.7%
Airbus Group NV (a)	45,500	5,935
HEICO Corp. Class A	19,758	2,617
The Boeing Co. (a)	47,400	11,709
		20,261
Air Freight & Logistics - 1.1%
FedEx Corp.	18,700	5,887
United Parcel Service, Inc. Class B	32,500	6,975
		12,862
Airlines - 0.2%
Copa Holdings SA Class A (a)	32,200	2,649
Commercial Services & Supplies - 0.7%
GFL Environmental, Inc.	266,800	8,632
Electrical Equipment - 0.3%
AMETEK, Inc.	26,200	3,540
Industrial Conglomerates - 2.2%
General Electric Co.	1,615,900	22,720
Roper Technologies, Inc.	8,700	3,915
		26,635
Machinery - 2.7%
AG Growth International, Inc.	50,200	1,699
Allison Transmission Holdings, Inc.	245,143	10,372
Cummins, Inc.	18,700	4,811
Fortive Corp.	49,000	3,553
PACCAR, Inc.	68,200	6,244
Toro Co.	51,200	5,688
		32,367
Professional Services - 0.9%
Equifax, Inc.	24,200	5,688
IHS Markit Ltd.	52,300	5,508
		11,196
Road & Rail - 2.1%
Canadian Pacific Railway Ltd.	61,500	4,997
Knight-Swift Transportation Holdings, Inc. Class A	119,300	5,694
Ryder System, Inc.	42,000	3,435
TFI International, Inc. (Canada)	106,700	10,260
		24,386

TOTAL INDUSTRIALS		142,528

INFORMATION TECHNOLOGY - 24.7%
Electronic Equipment & Components - 0.8%
Hitachi Ltd.	107,200	5,616
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,075,000	4,426
		10,042
IT Services - 4.7%
DXC Technology Co. (a)	143,500	5,442
Fidelity National Information Services, Inc.	64,400	9,594
Genpact Ltd.	225,000	10,292
Global Payments, Inc.	19,600	3,797
Visa, Inc. Class A	118,900	27,026
		56,151
Semiconductors & Semiconductor Equipment - 6.9%
Broadcom, Inc.	34,100	16,106
Intel Corp.	56,900	3,250
KLA Corp.	25,000	7,922
Lam Research Corp.	16,400	10,658
Marvell Technology, Inc.	132,600	6,405
NVIDIA Corp.	24,600	15,985
NXP Semiconductors NV	16,100	3,404
Qualcomm, Inc.	33,500	4,507
SK Hynix, Inc.	45,800	5,248
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	46,400	5,446
Universal Display Corp.	15,100	3,259
		82,190
Software - 9.2%
Intuit, Inc.	29,600	12,997
Microsoft Corp.	342,600	85,536
SAP SE	26,000	3,609
SS&C Technologies Holdings, Inc.	107,300	7,926
		110,068
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	183,396	22,853
Samsung Electronics Co. Ltd.	188,900	13,719
		36,572

TOTAL INFORMATION TECHNOLOGY		295,023

MATERIALS - 4.5%
Chemicals - 1.6%
Albemarle Corp. U.S.	20,000	3,342
International Flavors & Fragrances, Inc.	18,205	2,579
LG Chemical Ltd.	5,980	4,419
Olin Corp.	25,760	1,259
The Chemours Co. LLC	34,282	1,232
Valvoline, Inc.	178,200	5,881
		18,712
Metals & Mining - 2.9%
Barrick Gold Corp.	187,100	4,505
First Quantum Minerals Ltd.	121,000	2,977
Freeport-McMoRan, Inc.	151,300	6,464
Glencore Xstrata PLC	1,097,500	4,998
Lundin Mining Corp.	252,500	2,684
Newmont Corp.	120,800	8,876
Vale SA sponsored ADR	216,000	4,648
		35,152

TOTAL MATERIALS		53,864

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
American Tower Corp.	29,800	7,613
CoreSite Realty Corp.	29,800	3,613
Four Corners Property Trust, Inc.	155,500	4,317
Simon Property Group, Inc.	74,000	9,508
The Macerich Co.	341,200	5,428
		30,479
UTILITIES - 1.9%
Electric Utilities - 0.4%
Edison International	94,700	5,291
Independent Power and Renewable Electricity Producers - 0.9%
NextEra Energy Partners LP	35,100	2,400
The AES Corp.	322,800	8,202
		10,602
Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	282,000	7,135

TOTAL UTILITIES		23,028

TOTAL COMMON STOCKS
(Cost $880,050)		1,194,776

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.03% (d)	5,373,595	5,375
Fidelity Securities Lending Cash Central Fund 0.03% (d)(e)	29,154,985	29,158
TOTAL MONEY MARKET FUNDS
(Cost $34,533)		34,533
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $914,583)		1,229,309
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(32,612)
NET ASSETS - 100%		$1,196,697

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,738,000 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1
Fidelity Securities Lending Cash Central Fund	8
Total	$9

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$90,183	$90,183	$--	$--
Consumer Discretionary	146,089	146,089	--	--
Consumer Staples	70,943	65,064	5,879	--
Energy	57,770	57,770	--	--
Financials	142,319	142,319	--	--
Health Care	142,550	136,297	6,253	--
Industrials	142,528	142,528	--	--
Information Technology	295,023	295,023	--	--
Materials	53,864	48,866	4,998	--
Real Estate	30,479	30,479	--	--
Utilities	23,028	23,028	--	--
Money Market Funds	34,533	34,533	--	--
Total Investments in Securities:	$1,229,309	$1,212,179	$17,130	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.9%
Canada	5.6%
Korea (South)	2.1%
Bermuda	1.3%
Japan	1.2%
India	1.1%
Sweden	1.0%
United Kingdom	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $28,469) — See accompanying schedule: Unaffiliated issuers (cost $880,050)	$1,194,776
Fidelity Central Funds (cost $34,533)	34,533
Total Investment in Securities (cost $914,583)		$1,229,309
Foreign currency held at value (cost $283)		283
Receivable for investments sold		2,004
Receivable for fund shares sold		973
Dividends receivable		1,398
Distributions receivable from Fidelity Central Funds		2
Other receivables		18
Total assets		1,233,987
Liabilities
Payable for investments purchased	$6,791
Payable for fund shares redeemed	452
Accrued management fee	351
Distribution and service plan fees payable	294
Other affiliated payables	201
Other payables and accrued expenses	43
Collateral on securities loaned	29,158
Total liabilities		37,290
Net Assets		$1,196,697
Net Assets consist of:
Paid in capital		$874,804
Total accumulated earnings (loss)		321,893
Net Assets		$1,196,697
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($454,352 ÷ 23,304 shares)(a)		$19.50
Maximum offering price per share (100/94.25 of $19.50)		$20.69
Class M:
Net Asset Value and redemption price per share ($366,501 ÷ 18,914 shares)(a)		$19.38
Maximum offering price per share (100/96.50 of $19.38)		$20.08
Class C:
Net Asset Value and offering price per share ($61,265 ÷ 3,360 shares)(a)		$18.23
Class I:
Net Asset Value, offering price and redemption price per share ($243,716 ÷ 11,691 shares)		$20.85
Class Z:
Net Asset Value, offering price and redemption price per share ($70,863 ÷ 3,336 shares)		$21.24

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$8,721
Income from Fidelity Central Funds (including $8 from security lending)		9
Total income		8,730
Expenses
Management fee
Basic fee	$2,867
Performance adjustment	(978)
Transfer agent fees	959
Distribution and service plan fees	1,669
Accounting fees	178
Custodian fees and expenses	20
Independent trustees' fees and expenses	2
Registration fees	42
Audit	33
Legal	4
Interest	1
Miscellaneous	4
Total expenses before reductions	4,801
Expense reductions	(82)
Total expenses after reductions		4,719
Net investment income (loss)		4,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	70,687
Total net realized gain (loss)		70,687
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	140,241
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		140,246
Net gain (loss)		210,933
Net increase (decrease) in net assets resulting from operations		$214,944

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,011	$15,871
Net realized gain (loss)	70,687	(60,825)
Change in net unrealized appreciation (depreciation)	140,246	31,303
Net increase (decrease) in net assets resulting from operations	214,944	(13,651)
Distributions to shareholders	(13,817)	(46,867)
Share transactions - net increase (decrease)	14,666	(12,562)
Total increase (decrease) in net assets	215,793	(73,080)
Net Assets
Beginning of period	980,904	1,053,984
End of period	$1,196,697	$980,904

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Dividend Growth Fund Class A

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.20	$17.06	$17.97	$20.01	$16.90	$17.35
Income from Investment Operations
Net investment income (loss)A	.07	.27	.24B	.28	.25	.21
Net realized and unrealized gain (loss)	3.47	(.35)	1.39	.58	3.07	.46
Total from investment operations	3.54	(.08)	1.63	.86	3.32	.67
Distributions from net investment income	(.24)	(.25)	(.27)	(.26)	(.21)	(.18)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.24)	(.78)C	(2.54)	(2.90)C	(.21)	(1.12)
Net asset value, end of period	$19.50	$16.20	$17.06	$17.97	$20.01	$16.90
Total ReturnD,E,F	22.11%	(.60)%	12.84%	4.69%	19.81%	4.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.83%I	.81%	.82%	.84%	.85%	.90%
Expenses net of fee waivers, if any	.83%I	.81%	.82%	.84%	.85%	.90%
Expenses net of all reductions	.81%I	.80%	.81%	.83%	.84%	.90%
Net investment income (loss)	.79%I	1.84%	1.53%B	1.58%	1.36%	1.33%
Supplemental Data
Net assets, end of period (in millions)	$454	$374	$421	$353	$376	$355
Portfolio turnover rateJ	61%I	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class M

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.08	$16.94	$17.85	$19.90	$16.81	$17.25
Income from Investment Operations
Net investment income (loss)A	.05	.23	.20B	.24	.20	.17
Net realized and unrealized gain (loss)	3.45	(.35)	1.39	.57	3.05	.47
Total from investment operations	3.50	(.12)	1.59	.81	3.25	.64
Distributions from net investment income	(.20)	(.21)	(.23)	(.21)	(.16)	(.14)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.20)	(.74)C	(2.50)	(2.86)	(.16)	(1.08)
Net asset value, end of period	$19.38	$16.08	$16.94	$17.85	$19.90	$16.81
Total ReturnD,E,F	21.99%	(.85)%	12.59%	4.38%	19.50%	4.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.07%I	1.05%	1.07%	1.09%	1.09%	1.14%
Expenses net of fee waivers, if any	1.07%I	1.05%	1.07%	1.09%	1.09%	1.14%
Expenses net of all reductions	1.06%I	1.04%	1.06%	1.08%	1.09%	1.14%
Net investment income (loss)	.54%I	1.59%	1.28%B	1.33%	1.11%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$367	$316	$376	$363	$374	$351
Portfolio turnover rateJ	61%I	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class C

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.10	$15.92	$16.92	$19.00	$16.06	$16.53
Income from Investment Operations
Net investment income (loss)A	–B	.14	.11C	.14	.10	.09
Net realized and unrealized gain (loss)	3.25	(.34)	1.29	.54	2.92	.44
Total from investment operations	3.25	(.20)	1.40	.68	3.02	.53
Distributions from net investment income	(.12)	(.08)	(.14)	(.12)	(.08)	(.06)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.12)	(.62)	(2.40)D	(2.76)D	(.08)	(1.00)
Net asset value, end of period	$18.23	$15.10	$15.92	$16.92	$19.00	$16.06
Total ReturnE,F,G	21.63%	(1.41)%	11.98%	3.86%	18.88%	3.58%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.62%J	1.61%	1.62%	1.61%	1.61%	1.66%
Expenses net of fee waivers, if any	1.62%J	1.61%	1.61%	1.61%	1.61%	1.66%
Expenses net of all reductions	1.61%J	1.60%	1.61%	1.60%	1.61%	1.66%
Net investment income (loss)	(.01)%J	1.04%	.73%C	.81%	.59%	.57%
Supplemental Data
Net assets, end of period (in millions)	$61	$56	$71	$137	$160	$154
Portfolio turnover rateK	61%J	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class I

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.32	$18.18	$18.97	$20.97	$17.70	$18.12
Income from Investment Operations
Net investment income (loss)A	.10	.32	.29B	.34	.30	.26
Net realized and unrealized gain (loss)	3.71	(.36)	1.50	.61	3.21	.49
Total from investment operations	3.81	(.04)	1.79	.95	3.51	.75
Distributions from net investment income	(.28)	(.28)	(.31)	(.30)	(.24)	(.22)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.28)	(.82)	(2.58)	(2.95)	(.24)	(1.17)C
Net asset value, end of period	$20.85	$17.32	$18.18	$18.97	$20.97	$17.70
Total ReturnD,E	22.27%	(.36)%	13.13%	4.93%	20.07%	4.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.59%H	.57%	.58%	.60%	.61%	.67%
Expenses net of fee waivers, if any	.59%H	.57%	.58%	.60%	.61%	.67%
Expenses net of all reductions	.58%H	.56%	.57%	.59%	.60%	.66%
Net investment income (loss)	1.02%H	2.08%	1.77%B	1.82%	1.59%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$244	$180	$173	$166	$170	$123
Portfolio turnover rateI	61%H	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class Z

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.65	$18.51	$19.28	$21.27	$17.95	$18.36
Income from Investment Operations
Net investment income (loss)A	.11	.35	.32B	.38	.34	.29
Net realized and unrealized gain (loss)	3.78	(.37)	1.52	.62	3.24	.50
Total from investment operations	3.89	(.02)	1.84	1.00	3.58	.79
Distributions from net investment income	(.30)	(.31)	(.34)	(.34)	(.26)	(.26)
Distributions from net realized gain	–	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.30)	(.84)C	(2.61)	(2.99)	(.26)	(1.20)
Net asset value, end of period	$21.24	$17.65	$18.51	$19.28	$21.27	$17.95
Total ReturnD,E	22.37%	(.22)%	13.25%	5.10%	20.21%	4.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.44%H	.41%	.43%	.45%	.45%	.49%
Expenses net of fee waivers, if any	.44%H	.41%	.43%	.45%	.45%	.49%
Expenses net of all reductions	.43%H	.40%	.42%	.44%	.44%	.49%
Net investment income (loss)	1.18%H	2.23%	1.92%B	1.98%	1.76%	1.74%
Supplemental Data
Net assets, end of period (in millions)	$71	$55	$13	$10	$7	$2
Portfolio turnover rateI	61%H	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.67%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$319,521
Gross unrealized depreciation	(6,296)
Net unrealized appreciation (depreciation)	$313,225
Tax cost	$916,084

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(19,307)
Long-term	(45,440)
Total capital loss carryforward	$(64,747)

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Dividend Growth Fund	338,365	329,030

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .35% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$520	$13
Class M	.25%	.25%	857	10
Class C	.75%	.25%	292	27
			$1,669	$50

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$42
Class M	5
Class C(a)	1
$48

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$376.18
Class M	300.18
Class C	66.22
Class I	203.19
Class Z	14.04
	$959

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Dividend Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Dividend Growth Fund	$7

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	Borrower	$8,422.30%		$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Dividend Growth Fund	16,584	17,562

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Dividend Growth Fund	$1

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Dividend Growth Fund	$1	$–	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	$1,189.59%		$–(a)

 (a) Amount represents less than $500.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $80 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund amount less than five hundred dollars for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2021	Year ended November 30, 2020
Distributions to shareholders
Class A	$5,509	$19,240
Class M	3,924	16,418
Class C	420	2,743
Class I	2,927	7,861
Class Z	1,037	605
Total	$13,817	$46,867

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended May 31, 2021	Year ended November 30, 2020	Six months ended May 31, 2021	Year ended November 30, 2020
Class A
Shares sold	1,489	2,996	$26,695	$42,921
Reinvestment of distributions	310	1,076	5,141	18,007
Shares redeemed	(1,589)	(5,647)	(28,175)	(81,015)
Net increase (decrease)	210	(1,575)	$3,661	$(20,087)
Class M
Shares sold	1,333	3,657	$23,630	$51,971
Reinvestment of distributions	233	972	3,856	16,182
Shares redeemed	(2,303)	(7,159)	(40,552)	(103,806)
Net increase (decrease)	(737)	(2,530)	$(13,066)	$(35,653)
Class C
Shares sold	264	619	$4,471	$8,466
Reinvestment of distributions	27	168	415	2,648
Shares redeemed	(612)	(1,560)	(10,162)	(21,064)
Net increase (decrease)	(321)	(773)	$(5,276)	$(9,950)
Class I
Shares sold	3,754	4,472	$72,129	$69,423
Reinvestment of distributions	160	411	2,841	7,332
Shares redeemed	(2,620)	(4,026)	(49,662)	(61,803)
Net increase (decrease)	1,294	857	$25,308	$14,952
Class Z
Shares sold	1,963	2,916	$38,082	$46,126
Reinvestment of distributions	51	30	917	545
Shares redeemed	(1,808)	(532)	(34,960)	(8,495)
Net increase (decrease)	206	2,414	$4,039	$38,176

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Dividend Growth Fund
Class A	.83%
Actual		$1,000.00	$1,221.10	$4.60
Hypothetical-C		$1,000.00	$1,020.79	$4.18
Class M	1.07%
Actual		$1,000.00	$1,219.90	$5.92
Hypothetical-C		$1,000.00	$1,019.60	$5.39
Class C	1.62%
Actual		$1,000.00	$1,216.30	$8.95
Hypothetical-C		$1,000.00	$1,016.85	$8.15
Class I	.59%
Actual		$1,000.00	$1,222.70	$3.27
Hypothetical-C		$1,000.00	$1,021.99	$2.97
Class Z	.44%
Actual		$1,000.00	$1,223.70	$2.44
Hypothetical-C		$1,000.00	$1,022.74	$2.22

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2018 and January 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Dividend Growth Fund

2020 Total Return % vs. Morningstar Large Blend and S&P 500:
75% beaten
25% beaten
Benchmark
Class Z
Class C
20.0
15.0
10.0
5.0
0.0
-5.0
15.1
15.0
7.0
-2.4
-3.6
1 Year
50.0
40.0
30.0
20.0
10.0
0.0
41.5
39.7
25.3
12.0
8.1
3 Year
100.0
80.0
60.0
40.0
20.0
93.8
88.5
65.6
43.8
35.7
5 Year

% Beaten

Class A	4%	6%	6%
Class C	4%	5%	5%
Class I	4%	6%	6%
Class M	4%	5%	6%
Class Z	5%	7%	7%

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ADGF-SANN-0721
1.721239.122

Fidelity Advisor® Series Small Cap Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Crocs, Inc.	1.9
Atkore, Inc.	1.7
First Citizens Bancshares, Inc.	1.6
EMCOR Group, Inc.	1.5
Concentrix Corp.	1.5
Oshkosh Corp.	1.5
ConnectOne Bancorp, Inc.	1.4
LPL Financial	1.4
Insight Enterprises, Inc.	1.4
Gray Television, Inc.	1.4
15.3

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Industrials	20.1
Consumer Discretionary	16.0
Health Care	15.9
Financials	15.8
Information Technology	13.8

Asset Allocation (% of fund's net assets)

As of May 31, 2021 *
Stocks	97.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 14.3%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 2.5%
Media - 2.5%
Gray Television, Inc.	307,300	$7,147,798
TechTarget, Inc. (a)	85,800	6,032,598
		13,180,396
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 2.0%
Adient PLC (a)	101,400	5,076,084
Patrick Industries, Inc.	63,081	5,406,042
		10,482,126
Hotels, Restaurants & Leisure - 2.2%
Brinker International, Inc. (a)	61,200	3,760,740
Churchill Downs, Inc.	26,900	5,367,357
Lindblad Expeditions Holdings (a)	129,400	2,202,388
		11,330,485
Household Durables - 3.2%
Purple Innovation, Inc. (a)	19,900	567,548
Skyline Champion Corp. (a)	118,591	6,006,634
Taylor Morrison Home Corp. (a)	121,100	3,586,982
Tempur Sealy International, Inc.	82,300	3,168,550
TopBuild Corp. (a)	17,500	3,465,875
		16,795,589
Internet & Direct Marketing Retail - 0.3%
Kogan.Com Ltd.	191,154	1,508,928
Leisure Products - 1.8%
Brunswick Corp.	22,700	2,320,621
Clarus Corp.	149,390	3,539,049
YETI Holdings, Inc. (a)	38,900	3,407,640
		9,267,310
Specialty Retail - 4.6%
American Eagle Outfitters, Inc. (b)	128,600	4,556,298
Boot Barn Holdings, Inc. (a)	75,400	5,759,806
Lithia Motors, Inc. Class A (sub. vtg.)	10,200	3,590,298
Murphy U.S.A., Inc.	38,000	5,122,780
Musti Group OYJ	135,079	5,229,642
		24,258,824
Textiles, Apparel & Luxury Goods - 1.9%
Crocs, Inc. (a)	99,682	10,091,806
Figs, Inc. Class A (a)	800	27,320
		10,119,126

TOTAL CONSUMER DISCRETIONARY		83,762,388

CONSUMER STAPLES - 2.1%
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc. (a)	124,620	5,581,730
Food Products - 1.0%
Nomad Foods Ltd. (a)	180,600	5,539,002

TOTAL CONSUMER STAPLES		11,120,732

ENERGY - 1.2%
Oil, Gas & Consumable Fuels - 1.2%
Enviva Partners LP	42,100	2,058,690
Hess Midstream LP	71,999	1,833,815
Renewable Energy Group, Inc. (a)	42,000	2,564,940
		6,457,445
FINANCIALS - 15.8%
Banks - 6.1%
ConnectOne Bancorp, Inc.	273,376	7,569,781
First Citizens Bancshares, Inc.	9,500	8,175,700
First Interstate Bancsystem, Inc.	92,900	4,372,803
Independent Bank Corp., Massachusetts	33,900	2,766,579
ServisFirst Bancshares, Inc.	72,500	5,035,850
Trico Bancshares	83,100	3,984,645
		31,905,358
Capital Markets - 3.1%
LPL Financial	50,400	7,453,152
Morningstar, Inc.	27,264	6,434,031
Patria Investments Ltd.	123,000	2,079,930
		15,967,113
Consumer Finance - 1.7%
First Cash Financial Services, Inc.	44,500	3,547,540
PROG Holdings, Inc.	96,608	5,093,174
		8,640,714
Diversified Financial Services - 0.3%
Jaws Acquisition Corp. (a)	119,900	1,739,749
Insurance - 2.6%
Enstar Group Ltd. (a)	14,241	3,615,647
Old Republic International Corp.	151,300	3,973,138
Primerica, Inc.	38,300	6,212,643
		13,801,428
Thrifts & Mortgage Finance - 2.0%
Essent Group Ltd.	115,800	5,539,872
WSFS Financial Corp.	95,619	5,087,887
		10,627,759

TOTAL FINANCIALS		82,682,121

HEALTH CARE - 15.9%
Biotechnology - 5.0%
Acceleron Pharma, Inc. (a)	11,600	1,518,324
ADC Therapeutics SA (a)	19,518	422,565
Agios Pharmaceuticals, Inc. (a)	11,200	624,736
Aurinia Pharmaceuticals, Inc. (a)	50,500	733,260
Avid Bioservices, Inc. (a)	118,715	2,526,255
Bolt Biotherapeutics, Inc.	33,200	581,332
Cytokinetics, Inc. (a)	54,300	1,185,369
FibroGen, Inc. (a)	43,000	913,750
Forma Therapeutics Holdings, Inc.	23,500	659,645
Global Blood Therapeutics, Inc. (a)	13,800	530,334
Instil Bio, Inc. (a)	36,400	647,920
Keros Therapeutics, Inc. (a)	13,800	752,928
Kura Oncology, Inc. (a)	54,800	1,219,300
Mirati Therapeutics, Inc. (a)	11,200	1,771,280
Novavax, Inc. (a)	20,100	2,967,162
Passage Bio, Inc. (a)	34,200	453,150
Prelude Therapeutics, Inc.	11,965	415,903
PTC Therapeutics, Inc. (a)	32,400	1,272,348
Revolution Medicines, Inc. (a)	35,900	1,073,769
Stoke Therapeutics, Inc. (a)	14,093	558,928
TG Therapeutics, Inc. (a)	54,200	1,889,954
Turning Point Therapeutics, Inc. (a)	16,100	1,065,498
Vaxcyte, Inc.	19,900	419,293
Xenon Pharmaceuticals, Inc. (a)	65,200	1,204,244
Zentalis Pharmaceuticals, Inc. (a)	13,530	755,651
		26,162,898
Health Care Equipment & Supplies - 3.3%
Axonics Modulation Technologies, Inc. (a)	21,600	1,246,104
BioLife Solutions, Inc. (a)	42,200	1,405,682
CryoPort, Inc. (a)(b)	43,600	2,438,112
Envista Holdings Corp. (a)	107,900	4,708,756
Heska Corp. (a)	17,900	3,546,885
Tandem Diabetes Care, Inc. (a)	33,900	2,894,721
TransMedics Group, Inc. (a)	37,300	956,372
		17,196,632
Health Care Providers & Services - 4.0%
Acadia Healthcare Co., Inc. (a)	70,400	4,530,944
Chemed Corp.	10,700	5,257,338
LHC Group, Inc. (a)	15,724	3,095,269
Signify Health, Inc.	67,122	1,698,187
The Ensign Group, Inc.	48,300	4,018,560
The Joint Corp. (a)(b)	34,242	2,433,921
		21,034,219
Health Care Technology - 0.6%
Phreesia, Inc. (a)	61,900	3,064,050
Life Sciences Tools & Services - 2.1%
Charles River Laboratories International, Inc. (a)	20,700	6,996,393
Syneos Health, Inc. (a)	46,300	4,069,770
		11,066,163
Pharmaceuticals - 0.9%
Arvinas Holding Co. LLC (a)	24,000	1,745,760
Intra-Cellular Therapies, Inc. (a)	28,800	1,135,008
Nektar Therapeutics (a)	28,500	514,995
Terns Pharmaceuticals, Inc.	71,097	1,216,470
		4,612,233

TOTAL HEALTH CARE		83,136,195

INDUSTRIALS - 20.1%
Aerospace & Defense - 0.5%
Vectrus, Inc. (a)	50,000	2,551,000
Building Products - 1.8%
Gibraltar Industries, Inc. (a)	50,473	4,010,080
Masonite International Corp. (a)	45,100	5,391,705
		9,401,785
Commercial Services & Supplies - 1.3%
Knoll, Inc.	105,800	2,750,800
Tetra Tech, Inc.	32,200	3,846,934
		6,597,734
Construction & Engineering - 2.0%
EMCOR Group, Inc.	63,700	8,033,207
Valmont Industries, Inc.	10,900	2,703,200
		10,736,407
Electrical Equipment - 2.5%
Array Technologies, Inc.	91,788	1,496,144
Atkore, Inc. (a)	113,700	8,777,640
Generac Holdings, Inc. (a)	8,200	2,695,504
		12,969,288
Machinery - 5.0%
ESCO Technologies, Inc.	33,700	3,189,368
ITT, Inc.	58,900	5,530,710
Kornit Digital Ltd. (a)	18,900	1,969,380
Luxfer Holdings PLC sponsored	200,600	4,585,716
Oshkosh Corp.	58,200	7,649,808
SPX Flow, Inc.	46,210	3,171,392
		26,096,374
Professional Services - 5.3%
ASGN, Inc. (a)	38,700	3,989,583
Booz Allen Hamilton Holding Corp. Class A	32,900	2,794,197
FTI Consulting, Inc. (a)	28,100	3,865,155
ICF International, Inc.	31,576	2,775,530
Insperity, Inc.	58,800	5,420,772
KBR, Inc.	165,600	6,746,544
TriNet Group, Inc. (a)	31,200	2,350,608
		27,942,389
Road & Rail - 1.1%
TFI International, Inc.	58,300	5,589,804
Trading Companies & Distributors - 0.6%
GMS, Inc. (a)	66,000	3,022,140

TOTAL INDUSTRIALS		104,906,921

INFORMATION TECHNOLOGY - 13.8%
Electronic Equipment & Components - 3.2%
ePlus, Inc. (a)	28,626	2,707,161
Insight Enterprises, Inc. (a)	68,698	7,177,567
Napco Security Technolgies, Inc. (a)	67,441	2,194,530
SYNNEX Corp.	38,813	4,913,726
		16,992,984
IT Services - 3.6%
Concentrix Corp. (a)	51,513	7,867,065
Endava PLC ADR (a)	29,401	3,015,955
Genpact Ltd.	65,600	3,000,544
Grid Dynamics Holdings, Inc. (a)	147,100	2,260,927
Repay Holdings Corp. (a)	124,400	2,825,124
		18,969,615
Semiconductors & Semiconductor Equipment - 3.1%
Advanced Energy Industries, Inc.	37,500	3,825,375
Entegris, Inc.	24,700	2,826,915
Ichor Holdings Ltd. (a)	72,100	4,056,346
SiTime Corp. (a)	900	88,497
Synaptics, Inc. (a)	43,552	5,501,924
		16,299,057
Software - 3.9%
Digital Turbine, Inc. (a)	59,900	3,963,583
Five9, Inc. (a)	17,900	3,170,090
j2 Global, Inc. (a)(b)	43,984	5,477,328
LivePerson, Inc. (a)	63,200	3,472,840
Rapid7, Inc. (a)	49,000	4,098,850
		20,182,691

TOTAL INFORMATION TECHNOLOGY		72,444,347

MATERIALS - 5.2%
Chemicals - 2.0%
Ashland Global Holdings, Inc.	39,200	3,717,728
Element Solutions, Inc.	283,500	6,631,065
		10,348,793
Construction Materials - 1.2%
Eagle Materials, Inc.	42,500	6,237,300
Containers & Packaging - 0.5%
Aptargroup, Inc.	17,500	2,577,925
Metals & Mining - 1.5%
Constellium NV (a)	309,200	5,522,312
ERO Copper Corp. (a)	105,300	2,444,495
		7,966,807

TOTAL MATERIALS		27,130,825

REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Americold Realty Trust	89,700	3,410,394
CoreSite Realty Corp.	20,700	2,509,875
Essential Properties Realty Trust, Inc.	131,892	3,376,435
Summit Industrial Income REIT	173,300	2,305,881
		11,602,585
Real Estate Management & Development - 1.1%
Cushman & Wakefield PLC (a)	301,933	5,739,746

TOTAL REAL ESTATE		17,342,331

UTILITIES - 1.0%
Gas Utilities - 0.5%
Star Gas Partners LP	251,478	2,627,945
Multi-Utilities - 0.5%
Telecom Plus PLC	139,151	2,340,671

TOTAL UTILITIES		4,968,616

TOTAL COMMON STOCKS
(Cost $319,663,066)		507,132,317

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.03% (c)	5,891,204	5,892,383
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	11,215,638	11,216,760
TOTAL MONEY MARKET FUNDS
(Cost $17,109,143)		17,109,143

Equity Funds - 1.0%
Small Blend Funds - 1.0%
iShares Russell 2000 Index ETF (b)
(Cost $4,482,779)	22,900	5,163,950
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $341,254,988)		529,405,410
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(6,330,698)
NET ASSETS - 100%		$523,074,712

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,467
Fidelity Securities Lending Cash Central Fund	13,770
Total	$15,237

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$13,180,396	$13,180,396	$--	$--
Consumer Discretionary	83,762,388	83,762,388	--	--
Consumer Staples	11,120,732	11,120,732	--	--
Energy	6,457,445	6,457,445	--	--
Financials	82,682,121	82,682,121	--	--
Health Care	83,136,195	83,136,195	--	--
Industrials	104,906,921	104,906,921	--	--
Information Technology	72,444,347	72,444,347	--	--
Materials	27,130,825	27,130,825	--	--
Real Estate	17,342,331	17,342,331	--	--
Utilities	4,968,616	4,968,616	--	--
Money Market Funds	17,109,143	17,109,143	--	--
Equity Funds	5,163,950	5,163,950	--	--
Total Investments in Securities:	$529,405,410	$529,405,410	$--	$--
Net unrealized appreciation on unfunded commitments	$5,925	$--	$5,925	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.7%
Canada	3.3%
United Kingdom	3.1%
Bermuda	2.3%
British Virgin Islands	1.0%
France	1.0%
Finland	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $11,019,337) — See accompanying schedule: Unaffiliated issuers (cost $324,145,845)	$512,296,267
Fidelity Central Funds (cost $17,109,143)	17,109,143
Total Investment in Securities (cost $341,254,988)		$529,405,410
Foreign currency held at value (cost $24,974)		24,975
Net unrealized appreciation on unfunded commitments		5,925
Receivable for fund shares sold		6,120,178
Dividends receivable		175,109
Distributions receivable from Fidelity Central Funds		530
Total assets		535,732,127
Liabilities
Payable for investments purchased	$1,316,008
Payable for fund shares redeemed	116,442
Accrued management fee	126
Other payables and accrued expenses	8,589
Collateral on securities loaned	11,216,250
Total liabilities		12,657,415
Net Assets		$523,074,712
Net Assets consist of:
Paid in capital		$285,159,790
Total accumulated earnings (loss)		237,914,922
Net Assets		$523,074,712
Net Asset Value, offering price and redemption price per share ($523,074,712 ÷ 32,859,896 shares)		$15.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$1,586,674
Income from Fidelity Central Funds (including $13,770 from security lending)		15,237
Total income		1,601,911
Expenses
Custodian fees and expenses	$14,587
Independent trustees' fees and expenses	994
Interest	482
Total expenses before reductions	16,063
Expense reductions	(7,005)
Total expenses after reductions		9,058
Net investment income (loss)		1,592,853
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,528,145
Fidelity Central Funds	22
Foreign currency transactions	(3,019)
Total net realized gain (loss)		50,525,148
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	68,392,833
Unfunded commitments	5,925
Assets and liabilities in foreign currencies	662
Total change in net unrealized appreciation (depreciation)		68,399,420
Net gain (loss)		118,924,568
Net increase (decrease) in net assets resulting from operations		$120,517,421

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,592,853	$3,630,117
Net realized gain (loss)	50,525,148	12,321,978
Change in net unrealized appreciation (depreciation)	68,399,420	39,271,562
Net increase (decrease) in net assets resulting from operations	120,517,421	55,223,657
Distributions to shareholders	(15,797,916)	(13,815,486)
Share transactions
Proceeds from sales of shares	31,509,030	59,908,236
Reinvestment of distributions	15,797,916	13,815,486
Cost of shares redeemed	(96,163,638)	(117,391,491)
Net increase (decrease) in net assets resulting from share transactions	(48,856,692)	(43,667,769)
Total increase (decrease) in net assets	55,862,813	(2,259,598)
Net Assets
Beginning of period	467,211,899	469,471,497
End of period	$523,074,712	$467,211,899
Other Information
Shares
Sold	2,082,165	5,657,093
Issued in reinvestment of distributions	1,196,812	1,196,146
Redeemed	(6,695,694)	(10,636,521)
Net increase (decrease)	(3,416,717)	(3,783,282)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Small Cap Fund

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.88	$11.72	$11.41	$12.72	$10.93	$11.26
Income from Investment Operations
Net investment income (loss)A	.05	.09	.09	.10	.08	.09B
Net realized and unrealized gain (loss)	3.43	1.42	1.32	(.58)	1.81	.10
Total from investment operations	3.48	1.51	1.41	(.48)	1.89	.19
Distributions from net investment income	(.12)	(.07)	(.11)C	(.07)	(.10)	(.03)
Distributions from net realized gain	(.32)	(.28)	(.99)C	(.76)	–	(.50)
Total distributions	(.44)	(.35)	(1.10)	(.83)	(.10)	(.52)D
Net asset value, end of period	$15.92	$12.88	$11.72	$11.41	$12.72	$10.93
Total ReturnE,F	27.70%	13.21%	15.27%	(4.02)%	17.37%	1.96%
Ratios to Average Net AssetsG,H
Expenses before reductions	.01%I	.01%	.01%	.01%	.41%	.97%
Expenses net of fee waivers, if any	- %I,J	.01%	.01%	.01%	.41%	.97%
Expenses net of all reductions	- %I,J	.01%	.01%	- %J	.40%	.97%
Net investment income (loss)	.63%I	.85%	.89%	.83%	.72%	.85%B
Supplemental Data
Net assets, end of period (000 omitted)	$523,075	$467,212	$469,471	$441,154	$463,095	$451,368
Portfolio turnover rateK	62%I	58%	76%	82%	88%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021

1. Organization.

Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$197,959,206
Gross unrealized depreciation	(9,819,368)
Net unrealized appreciation (depreciation)	$188,139,838
Tax cost	$341,265,572

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Small Cap Fund	150,106,694	220,547,707

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Small Cap Fund	$4,914

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Small Cap Fund	Borrower	$11,333,600.31%		$482

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Small Cap Fund	7,583,812	11,930,082

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Small Cap Fund	$935	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $7,005.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Series Small Cap Fund	- %-C
Actual		$1,000.00	$1,277.00	$--D
Hypothetical-E		$1,000.00	$1,024.93	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans. The Board noted that there was a portfolio management change for the fund in July 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through March 31, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AXS5-SANN-0721
1.967944.107

Fidelity Advisor® Series Growth Opportunities Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Microsoft Corp.	6.5
Alphabet, Inc. Class C	4.7
Amazon.com, Inc.	4.5
Apple, Inc.	3.5
Facebook, Inc. Class A	3.3
Sea Ltd. ADR	2.4
NVIDIA Corp.	2.3
Salesforce.com, Inc.	1.8
T-Mobile U.S., Inc.	1.7
UnitedHealth Group, Inc.	1.7
32.4

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Information Technology	35.7
Communication Services	20.0
Health Care	15.2
Consumer Discretionary	15.2
Industrials	3.8

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	95.9%
Convertible Securities	2.8%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 14.9%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
COMMUNICATION SERVICES - 20.0%
Entertainment - 5.5%
Activision Blizzard, Inc.	1,808	$175,828
Netflix, Inc. (a)	22,400	11,262,944
Roku, Inc. Class A (a)	30,931	10,724,087
Sea Ltd. ADR (a)	76,031	19,254,090
Spotify Technology SA (a)	3,200	773,024
The Walt Disney Co. (a)	8,864	1,583,554
		43,773,527
Interactive Media & Services - 11.4%
Alphabet, Inc.:
Class A (a)	5,523	13,016,883
Class C (a)	15,463	37,289,952
Facebook, Inc. Class A (a)	81,300	26,725,749
IAC (a)	4,026	642,026
JOYY, Inc. ADR	16,800	1,292,760
Match Group, Inc. (a)	8,606	1,233,928
MediaAlpha, Inc. Class A	8,800	372,416
Snap, Inc. Class A (a)	88,900	5,522,468
Vimeo, Inc. (a)	5,562	233,604
Zoominfo Technologies, Inc.	122,000	5,347,260
		91,677,046
Media - 1.4%
Comcast Corp. Class A	64,119	3,676,583
Magnite, Inc. (a)(b)	185,100	5,497,470
TechTarget, Inc. (a)	28,700	2,017,897
		11,191,950
Wireless Telecommunication Services - 1.7%
T-Mobile U.S., Inc.	95,996	13,578,634

TOTAL COMMUNICATION SERVICES		160,221,157

CONSUMER DISCRETIONARY - 14.3%
Automobiles - 1.6%
Arrival Group (c)	65,104	1,186,878
Lordstown Motors Corp. (c)	41,185	366,958
Neutron Holdings, Inc. (d)	77,208	1,058
Rad Power Bikes, Inc. (c)(d)	13,874	66,926
Tesla, Inc. (a)	18,205	11,382,130
		13,003,950
Diversified Consumer Services - 0.2%
Arco Platform Ltd. Class A (a)(b)	27,845	809,176
FSN E-Commerce Ventures Pvt Ltd. (c)(d)	3,374	500,935
		1,310,111
Hotels, Restaurants & Leisure - 0.4%
Airbnb, Inc. Class A	15,900	2,232,360
Penn National Gaming, Inc. (a)	3,400	278,698
Rush Street Interactive, Inc. (c)	19,900	246,959
		2,758,017
Household Durables - 0.5%
Lovesac (a)	2,300	190,946
Purple Innovation, Inc. (a)	123,400	3,519,368
		3,710,314
Internet & Direct Marketing Retail - 8.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	31,208	6,677,264
Amazon.com, Inc. (a)	11,111	35,811,531
Deliveroo Holdings PLC (a)(e)	204,900	731,829
Doordash, Inc. (b)	5,100	766,428
Farfetch Ltd. Class A (a)	13,400	620,822
Global-e Online Ltd. (a)(b)	54,436	1,788,767
Meituan Class B (a)(e)	79,800	3,022,786
Pinduoduo, Inc. ADR (a)	72,064	8,999,352
Porch Group, Inc. Class A (a)	48,700	833,744
thredUP, Inc. (a)	2,800	66,052
Wayfair LLC Class A (a)	27,686	8,486,866
Zomato Pvt Ltd. (c)(d)	388,600	311,921
		68,117,362
Leisure Products - 0.4%
Peloton Interactive, Inc. Class A (a)	27,100	2,989,401
Specialty Retail - 2.0%
Academy Sports & Outdoors, Inc.	7,500	273,975
American Eagle Outfitters, Inc.	6,800	240,924
Auto1 Group SE (e)	29,000	1,557,165
Carvana Co. Class A (a)(b)	48,962	12,979,337
Cazoo Holdings Ltd. (c)	5,386	164,387
Shift Technologies, Inc. Class A (a)(b)	131,500	931,020
		16,146,808
Textiles, Apparel & Luxury Goods - 0.7%
Allbirds, Inc. (a)(c)(d)	4,490	48,402
Bombas LLC (c)(d)	158,738	701,539
Capri Holdings Ltd. (a)	8,300	470,693
Deckers Outdoor Corp. (a)	800	268,352
Figs, Inc. Class A (a)	1,200	40,980
lululemon athletica, Inc. (a)	12,301	3,974,822
Paymentus Holdings, Inc. (a)	1,400	42,700
Tapestry, Inc. (a)	6,900	309,741
		5,857,229

TOTAL CONSUMER DISCRETIONARY		113,893,192

CONSUMER STAPLES - 1.3%
Food & Staples Retailing - 0.9%
BJ's Wholesale Club Holdings, Inc. (a)	51,500	2,306,685
Blink Health, Inc. Series A1 (c)(d)	1,597	52,126
Costco Wholesale Corp.	11,600	4,387,932
Oatly Group AB ADR (a)	8,500	201,535
Sweetgreen, Inc. warrants 1/21/26 (a)(c)(d)	13,663	53,969
		7,002,247
Food Products - 0.4%
AppHarvest, Inc. (a)(b)	46,200	769,230
AppHarvest, Inc. (c)	117,259	1,854,744
Beyond Meat, Inc. (a)(b)	3,615	525,693
		3,149,667
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	709	39,626

TOTAL CONSUMER STAPLES		10,191,540

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Reliance Industries Ltd.	27,892	468,293
Reliance Industries Ltd.	399,989	11,915,528
		12,383,821
FINANCIALS - 2.4%
Banks - 0.6%
Wells Fargo & Co.	103,723	4,845,939
Capital Markets - 0.2%
Coinbase Global, Inc. (a)	400	94,616
XP, Inc. Class A (a)	26,900	1,066,854
		1,161,470
Consumer Finance - 0.8%
Capital One Financial Corp.	14,100	2,266,998
LendingTree, Inc. (a)	19,997	4,104,384
		6,371,382
Diversified Financial Services - 0.6%
Deerfield Healthcare Technology Acquisitions Corp. Class A (a)(b)	72,912	936,919
Flywire Corp. (a)	16,239	557,647
Jaws Acquisition Corp. (a)	41,524	602,513
Northern Star Acquisition Corp. Class A (b)	33,000	368,610
Social Finance, Inc. (c)	70,354	1,275,870
TS Innovation Acquisitions Corp. (a)(b)	40,000	428,400
View, Inc. (c)	47,232	355,374
		4,525,333
Insurance - 0.2%
Goosehead Insurance	9,000	808,830
Palomar Holdings, Inc. (a)(b)	8,700	635,100
Trupanion, Inc. (a)(b)	5,400	486,918
		1,930,848

TOTAL FINANCIALS		18,834,972

HEALTH CARE - 15.2%
Biotechnology - 5.3%
AbbVie, Inc.	22,100	2,501,720
ADC Therapeutics SA (a)	9,700	210,005
Agios Pharmaceuticals, Inc. (a)	33,500	1,868,630
Alnylam Pharmaceuticals, Inc. (a)	20,463	2,905,541
Applied Therapeutics, Inc. (a)	16,300	313,449
Arcutis Biotherapeutics, Inc. (a)	7,800	205,530
Argenx SE ADR (a)	5,171	1,442,657
Ascendis Pharma A/S sponsored ADR (a)	8,116	1,090,628
Aurinia Pharmaceuticals, Inc. (a)	47,700	692,604
Crinetics Pharmaceuticals, Inc. (a)	16,439	288,504
Cullinan Oncology, Inc.	2,900	86,217
Cytokinetics, Inc. (a)	20,700	451,881
Exelixis, Inc. (a)	33,035	744,939
Forma Therapeutics Holdings, Inc.	9,800	275,086
Fusion Pharmaceuticals, Inc. (a)	8,800	72,248
Generation Bio Co.	5,400	185,004
Gritstone Bio, Inc. (a)	37,543	345,396
Instil Bio, Inc. (a)	29,400	523,320
Keros Therapeutics, Inc. (a)	9,900	540,144
Kura Oncology, Inc. (a)	8,600	191,350
Mirati Therapeutics, Inc. (a)	6,500	1,027,975
Moderna, Inc. (a)	9,500	1,757,595
Morphic Holding, Inc. (a)	17,000	839,120
Neurocrine Biosciences, Inc. (a)	46,136	4,439,206
Novavax, Inc. (a)	27,200	4,015,264
ORIC Pharmaceuticals, Inc. (a)	4,000	91,400
Passage Bio, Inc. (a)	13,100	173,575
Poseida Therapeutics, Inc. (a)	3,100	26,195
Prelude Therapeutics, Inc.	13,600	472,736
Protagonist Therapeutics, Inc. (a)	16,800	589,848
PTC Therapeutics, Inc. (a)	1,500	58,905
Regeneron Pharmaceuticals, Inc. (a)	17,024	8,553,368
Relay Therapeutics, Inc. (a)	18,500	594,220
Repare Therapeutics, Inc.	1,200	38,784
Revolution Medicines, Inc. (a)	17,300	517,443
Sage Therapeutics, Inc. (a)	1,797	125,071
Sarepta Therapeutics, Inc. (a)	21,147	1,599,771
TG Therapeutics, Inc. (a)	15,800	550,946
Translate Bio, Inc. (a)	29,100	524,091
Vaxcyte, Inc.	17,702	372,981
Zentalis Pharmaceuticals, Inc. (a)	20,200	1,128,170
Zymeworks, Inc. (a)	5,800	180,960
		42,612,477
Health Care Equipment & Supplies - 3.6%
Boston Scientific Corp. (a)	153,212	6,519,171
Danaher Corp.	9,900	2,535,786
DexCom, Inc. (a)	6,715	2,480,454
Hologic, Inc. (a)	26,100	1,645,866
Insulet Corp. (a)	12,945	3,490,878
JEOL Ltd.	1,700	87,259
Novocure Ltd. (a)	18,376	3,748,704
Penumbra, Inc. (a)	15,695	3,909,781
TransMedics Group, Inc. (a)(b)	155,799	3,994,686
ViewRay, Inc. (a)	23,800	139,944
		28,552,529
Health Care Providers & Services - 4.9%
1Life Healthcare, Inc. (a)	137,716	5,095,492
Alignment Healthcare, Inc. (a)	31,600	797,268
Centene Corp. (a)	56,557	4,162,595
Cigna Corp.	12,936	3,348,484
Clover Health Investments Corp. (c)	11,000	84,040
Clover Health Investments Corp. Class B	131,124	951,698
Humana, Inc.	18,993	8,313,236
Oak Street Health, Inc. (a)	49,300	2,977,227
UnitedHealth Group, Inc.	32,523	13,396,874
		39,126,914
Health Care Technology - 0.4%
agilon health, Inc. (a)	48,400	1,739,496
GoodRx Holdings, Inc. (b)	25,300	938,883
Inspire Medical Systems, Inc. (a)	4,600	893,780
		3,572,159
Life Sciences Tools & Services - 0.3%
10X Genomics, Inc. (a)	1,260	226,800
Maravai LifeSciences Holdings, Inc.	24,200	908,468
Sartorius Stedim Biotech	2,777	1,203,491
		2,338,759
Pharmaceuticals - 0.7%
Horizon Therapeutics PLC (a)	11,100	1,017,426
IMARA, Inc. (a)	41,700	303,159
Intra-Cellular Therapies, Inc. (a)	5,600	220,696
Nabriva Therapeutics PLC (a)(b)	23,635	32,616
Nabriva Therapeutics PLC warrants 6/1/22 (a)	380,833	4
Nektar Therapeutics (a)	75,803	1,369,760
Nuvation Bio, Inc. (c)	65,294	882,057
Nuvation Bio, Inc.	37,476	506,263
Terns Pharmaceuticals, Inc.	20,170	345,109
Theravance Biopharma, Inc. (a)	40,498	699,805
		5,376,895

TOTAL HEALTH CARE		121,579,733

INDUSTRIALS - 3.1%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Class A (a)(c)(d)	300	125,997
Air Freight & Logistics - 0.3%
InPost SA	104,200	2,087,920
Building Products - 0.2%
The AZEK Co., Inc.	30,600	1,332,018
Electrical Equipment - 0.6%
Sunrun, Inc. (a)	67,488	3,018,063
Vestas Wind Systems A/S	48,090	1,872,471
		4,890,534
Marine - 0.0%
Star Bulk Carriers Corp.	3,900	76,089
Road & Rail - 2.0%
Lyft, Inc. (a)	105,356	6,014,774
TuSimple Holdings, Inc. (a)	15,500	594,270
Uber Technologies, Inc. (a)	192,920	9,806,124
		16,415,168

TOTAL INDUSTRIALS		24,927,726

INFORMATION TECHNOLOGY - 35.3%
Communications Equipment - 0.3%
Lumentum Holdings, Inc. (a)	25,100	2,042,387
Electronic Equipment & Components - 0.4%
Flex Ltd. (a)	66,009	1,205,984
Hon Hai Precision Industry Co. Ltd. (Foxconn)	19,000	78,228
Jabil, Inc.	32,800	1,851,560
		3,135,772
IT Services - 5.8%
Affirm Holdings, Inc.(b)	1,800	109,458
Afterpay Ltd. (a)	8,219	590,144
EPAM Systems, Inc. (a)	2,253	1,076,033
Global Payments, Inc.	13,825	2,678,041
GoDaddy, Inc. (a)	85,098	6,889,534
MasterCard, Inc. Class A	8,647	3,117,935
MongoDB, Inc. Class A (a)	7,554	2,205,315
Nuvei Corp. (e)	43,900	3,301,411
PayPal Holdings, Inc. (a)	17,815	4,632,256
Repay Holdings Corp. (a)	50,600	1,149,126
Snowflake Computing, Inc.	1,775	422,503
Square, Inc. (a)	23,900	5,318,228
Twilio, Inc. Class A (a)	12,019	4,038,384
Visa, Inc. Class A	14,387	3,270,165
Wix.com Ltd. (a)	29,568	7,683,540
		46,482,073
Semiconductors & Semiconductor Equipment - 7.8%
Applied Materials, Inc.	49,562	6,845,999
Cirrus Logic, Inc. (a)	2,300	179,561
Enphase Energy, Inc. (a)	7,200	1,029,960
Lam Research Corp.	8,566	5,566,615
Marvell Technology, Inc.	68,475	3,307,343
Micron Technology, Inc. (a)	109,137	9,182,787
NVIDIA Corp.	27,888	18,121,065
NXP Semiconductors NV	52,728	11,147,754
ON Semiconductor Corp. (a)	84,095	3,367,164
Semtech Corp. (a)	3,500	220,500
SolarEdge Technologies, Inc. (a)	9,338	2,409,297
SunPower Corp. (a)(b)	2,100	49,119
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,900	692,424
		62,119,588
Software - 17.1%
ACV Auctions, Inc.	98,510	2,298,041
ACV Auctions, Inc. Class A (a)	34,436	892,581
Adobe, Inc. (a)	13,909	7,018,203
Alkami Technology, Inc. (a)	400	13,308
Alkami Technology, Inc.	37,790	1,131,546
Alteryx, Inc. Class A (a)(b)	700	54,439
Anaplan, Inc. (a)	43,600	2,245,836
Autodesk, Inc. (a)	9,035	2,582,745
BTRS Holdings, Inc. (c)	65,083	930,687
Ceridian HCM Holding, Inc. (a)	25,700	2,299,122
Cloudflare, Inc. (a)	11,900	976,514
Coupa Software, Inc. (a)	5,477	1,304,621
Digital Turbine, Inc. (a)	53,600	3,546,712
DocuSign, Inc. (a)	3,161	637,321
DoubleVerify Holdings, Inc. (a)	35,700	1,316,973
DoubleVerify Holdings, Inc.	44,033	1,461,940
Dynatrace, Inc. (a)	131,011	6,778,509
Elastic NV (a)	16,764	1,981,672
Epic Games, Inc. (c)(d)	2,200	1,947,000
Everbridge, Inc. (a)(b)	1,300	152,750
fuboTV, Inc. (a)(b)	70,500	1,673,670
HubSpot, Inc. (a)	10,076	5,082,133
Intuit, Inc.	10,186	4,472,571
Lightspeed POS, Inc. (Canada) (a)	74,287	5,399,502
Microsoft Corp.	206,529	51,566,167
Olo, Inc. (a)	2,900	98,165
RingCentral, Inc. (a)	2,301	603,943
Salesforce.com, Inc. (a)	60,282	14,353,144
ServiceNow, Inc. (a)	7,718	3,657,406
Stripe, Inc. Class B (a)(c)(d)	2,500	100,313
Technology One Ltd.	11,334	80,697
The Trade Desk, Inc. (a)	2,123	1,248,621
Viant Technology, Inc. (b)	44,407	1,296,240
Volue A/S	44,500	276,667
Workday, Inc. Class A (a)	11,561	2,644,232
Zendesk, Inc. (a)	5,100	696,966
Zoom Video Communications, Inc. Class A (a)	12,100	4,011,513
Zuora, Inc. (a)	9,600	148,512
		136,980,982
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	227,872	28,395,130
Samsung Electronics Co. Ltd.	44,240	3,212,941
		31,608,071

TOTAL INFORMATION TECHNOLOGY		282,368,873

MATERIALS - 0.8%
Chemicals - 0.0%
Corbion NV	4,300	250,293
Metals & Mining - 0.8%
First Quantum Minerals Ltd.	36,700	903,057
Freeport-McMoRan, Inc.	122,000	5,211,840
		6,114,897

TOTAL MATERIALS		6,365,190

UTILITIES - 1.8%
Electric Utilities - 1.1%
Edison International	39,902	2,229,325
FirstEnergy Corp.	30,900	1,171,419
NextEra Energy, Inc.	19,640	1,438,041
ORSTED A/S (e)	26,763	4,060,887
		8,899,672
Independent Power and Renewable Electricity Producers - 0.7%
Brookfield Renewable Corp.	12,050	510,652
NextEra Energy Partners LP	55,000	3,760,350
The AES Corp.	63,100	1,603,371
		5,874,373

TOTAL UTILITIES		14,774,045

TOTAL COMMON STOCKS
(Cost $383,269,354)		765,540,249

Preferred Stocks - 2.9%
Convertible Preferred Stocks - 2.8%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	74,400	124,992
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.5%
Bird Rides, Inc. (c)	69,970	523,141
Rad Power Bikes, Inc.:
Series A (c)(d)	1,809	8,726
Series C (c)(d)	7,117	34,331
Rivian Automotive, Inc.:
Series E (c)(d)	73,370	2,703,685
Series F (c)(d)	9,512	350,517
		3,620,400
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc. Series G (c)(d)	2,400	599,322
Instacart, Inc.:
Series H (c)(d)	10,566	1,320,750
Series I (c)(d)	3,119	389,875
		2,309,947
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	1,770	19,081
Series B (a)(c)(d)	310	3,342
Series C (a)(c)(d)	2,980	32,124
Series Seed (a)(c)(d)	950	10,241
		64,788
TOTAL CONSUMER DISCRETIONARY		5,995,135
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	14,838	484,312
Sweetgreen, Inc.:
Series C (a)(c)(d)	322	4,234
Series D (a)(c)(d)	5,177	68,078
Series I (a)(c)(d)	12,201	160,443
Series J (c)(d)	13,663	179,668
		896,735
Food Products - 0.1%
Bowery Farming, Inc. Series C1 (c)(d)	13,745	828,127
Tobacco - 0.5%
JUUL Labs, Inc.:
Series C (a)(c)(d)	70,175	3,922,081
Series D (a)(c)(d)	938	52,425
		3,974,506
TOTAL CONSUMER STAPLES		5,699,368
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Sonder Holdings, Inc.:
Series D1 (c)	15,672	221,582
Series E (a)(c)	48,893	691,286
		912,868
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.4%
Relativity Space, Inc. Series E (c)(d)	36,263	828,069
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	3,290	1,381,767
Series N (c)(d)	2,559	1,074,754
		3,284,590
Construction & Engineering - 0.1%
Beta Technologies, Inc. Series A (c)(d)	15,188	1,112,825
Road & Rail - 0.2%
Convoy, Inc. Series D (a)(c)(d)	93,888	1,209,277
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(d)	358	176,017
TOTAL INDUSTRIALS		5,782,709
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	17,400	139,130
Electronic Equipment & Components - 0.1%
Enevate Corp. Series E (c)(d)	285,844	316,911
IT Services - 0.2%
ByteDance Ltd. Series E1 (c)(d)	4,644	508,862
Yanka Industries, Inc.:
Series E (c)(d)	19,716	628,483
Series F (c)(d)	13,160	419,499
		1,556,844
Semiconductors & Semiconductor Equipment - 0.0%
SiMa Ai Series B (c)(d)	40,700	208,685
Tenstorrent, Inc. Series C1 (c)(d)	1,200	71,345
		280,030
Software - 0.1%
Databricks, Inc. Series G (c)(d)	2,200	390,209
Stripe, Inc. Series H (c)(d)	1,100	44,138
Thoughtworks, Inc. Series A (c)(d)	500	280,721
		715,068
TOTAL INFORMATION TECHNOLOGY		3,007,983
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	23,194	556,656

TOTAL CONVERTIBLE PREFERRED STOCKS		22,079,711

Nonconvertible Preferred Stocks - 0.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series E1 (c)(d)	219,074	368,044
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (c)(d)	1,387,600	19,010
Waymo LLC Series A2 (c)(d)	2,896	248,671
		267,681
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)	176	5,372
Series B (c)	3,078	93,944
Series C (c)	62	1,892
Series D (c)	10,997	335,642
		436,850
TOTAL CONSUMER DISCRETIONARY		704,531

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,072,575

TOTAL PREFERRED STOCKS
(Cost $15,150,609)		23,152,286
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	47,700	47,700
4% 6/12/27 (c)(d)	13,100	13,100
TOTAL CONVERTIBLE BONDS
(Cost $60,800)		60,800

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(d)(f)	864,100	864,100
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	121,700	121,700
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f)	63,300	63,300

TOTAL INFORMATION TECHNOLOGY		185,000

TOTAL PREFERRED SECURITIES
(Cost $1,049,100)		1,049,100
	Shares	Value

Money Market Funds - 2.9%
Fidelity Securities Lending Cash Central Fund 0.03% (g)(h)
(Cost $22,992,048)	22,989,749	22,992,048

Equity Funds - 1.0%
Domestic Equity Funds - 1.0%
iShares Russell 1000 Growth Index ETF
(Cost $8,274,725)	32,300	8,273,322
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $430,796,636)		821,067,805
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(21,738,493)
NET ASSETS - 100%		$799,329,312

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $35,558,894 or 4.4% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,674,078 or 1.6% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Allbirds, Inc.	10/9/18	$49,243
Allbirds, Inc. Series A	10/9/18	$19,412
Allbirds, Inc. Series B	10/9/18	$3,400
Allbirds, Inc. Series C	10/9/18	$32,682
Allbirds, Inc. Series Seed	10/9/18	$10,419
AppHarvest, Inc.	1/29/21	$1,172,590
Arrival Group	3/24/21	$651,040
Beta Technologies, Inc. Series A	4/9/21	$1,112,825
Bird Rides, Inc.	2/12/21 - 4/20/21	$363,028
Blink Health, Inc. Series A1	12/30/20	$43,263
Blink Health, Inc. Series C	11/7/19 - 1/21/21	$566,455
Bombas LLC	2/16/21	$701,540
Bowery Farming, Inc. Series C1	5/18/21	$828,127
BTRS Holdings, Inc.	1/12/21	$650,830
ByteDance Ltd. Series E1	11/18/20	$508,862
Cazoo Holdings Ltd.	9/30/20	$73,842
Cazoo Holdings Ltd. Series A	9/30/20	$2,413
Cazoo Holdings Ltd. Series B	9/30/20	$42,199
Cazoo Holdings Ltd. Series C	9/30/20	$850
Cazoo Holdings Ltd. Series D	9/30/20	$150,769
Circle Internet Financial Ltd. 0%	5/11/21	$864,100
Clover Health Investments Corp.	1/5/21	$110,000
Convoy, Inc. Series D	10/30/19	$1,271,244
Databricks, Inc. Series G	2/1/21	$390,209
Delhivery Pvt Ltd. Series H	5/20/21	$174,748
Diamond Foundry, Inc. Series C	3/15/21	$556,656
Enevate Corp. Series E	1/29/21	$316,911
Enevate Corp. 0% 1/29/23	1/29/21	$121,700
Epic Games, Inc.	7/13/20 - 3/29/21	$1,730,000
FSN E-Commerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$277,814
GoBrands, Inc. Series G	3/2/21	$599,322
Instacart, Inc. Series H	11/13/20	$633,960
Instacart, Inc. Series I	2/26/21	$389,875
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Lordstown Motors Corp.	10/23/20	$411,850
Neutron Holdings, Inc. Series 1C	7/3/18	$253,709
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$47,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$13,100
Nuvation Bio, Inc.	2/10/21	$652,940
Rad Power Bikes, Inc.	1/21/21	$66,926
Rad Power Bikes, Inc. Series A	1/21/21	$8,726
Rad Power Bikes, Inc. Series C	1/21/21	$34,331
Relativity Space, Inc. Series E	5/27/21	$828,069
Rivian Automotive, Inc. Series E	7/10/20	$1,136,501
Rivian Automotive, Inc. Series F	1/19/21	$350,517
Rush Street Interactive, Inc.	12/29/20	$199,000
SiMa Ai Series B	5/10/21	$208,685
Sonder Holdings, Inc. Series D1	12/20/19	$164,493
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$526,426
Space Exploration Technologies Corp. Class A	2/16/21	$125,997
Space Exploration Technologies Corp. Series I	4/5/18	$556,010
Space Exploration Technologies Corp. Series N	8/4/20	$690,930
Starry, Inc. Series D	7/30/20	$106,392
Starry, Inc. Series E1	9/4/20	$308,135
Stripe, Inc. Class B	5/18/21	$100,321
Stripe, Inc. Series H	3/15/21	$44,138
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series C	9/13/19	$5,506
Sweetgreen, Inc. Series D	9/13/19	$88,527
Sweetgreen, Inc. Series I	9/13/19	$208,637
Sweetgreen, Inc. Series J	1/21/21	$233,637
Tenstorrent, Inc. Series C1	4/23/21	$71,345
Tenstorrent, Inc. 0%	4/23/21	$63,300
Thoughtworks, Inc. Series A	1/13/21	$306,075
View, Inc.	3/5/21	$472,320
Waymo LLC Series A2	5/8/20	$248,671
Xsight Labs Ltd. Series D	2/16/21	$139,130
Yanka Industries, Inc. Series E	5/15/20	$238,154
Yanka Industries, Inc. Series F	4/8/21	$419,499
Zomato Pvt Ltd.	12/9/20 - 2/10/21	$271,528

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$467
Fidelity Securities Lending Cash Central Fund	69,489
Total	$69,956

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$160,714,193	$160,221,157	$--	$493,036
Consumer Discretionary	120,592,858	110,544,188	2,678,214	7,370,456
Consumer Staples	15,890,908	8,191,075	1,854,744	5,845,089
Energy	12,383,821	11,915,528	468,293	--
Financials	19,747,840	17,203,728	2,544,112	--
Health Care	121,579,733	119,239,711	2,340,022	--
Industrials	30,710,435	24,801,729	--	5,908,706
Information Technology	285,376,856	275,430,033	4,891,527	5,055,296
Materials	6,921,846	6,365,190	--	556,656
Utilities	14,774,045	14,774,045	--	--
Corporate Bonds	60,800	--	--	60,800
Preferred Securities	1,049,100	--	--	1,049,100
Money Market Funds	22,992,048	22,992,048	--	--
Equity Funds	8,273,322	8,273,322	--	--
Total Investments in Securities:	$821,067,805	$779,951,754	$14,776,912	$26,339,139
Net unrealized appreciation on unfunded commitments	$520,086	$--	$520,086	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$16,348,655
Net Realized Gain (Loss) on Investment Securities	(2)
Net Unrealized Gain (Loss) on Investment Securities	3,111,525
Cost of Purchases	10,771,888
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	310,382
Transfers out of Level 3	(4,203,309)
Ending Balance	$26,339,139
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2021	$3,111,525

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.1%
Cayman Islands	5.3%
Netherlands	1.8%
India	1.7%
Canada	1.3%
Israel	1.2%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $22,387,124) — See accompanying schedule: Unaffiliated issuers (cost $407,804,588)	$798,075,757
Fidelity Central Funds (cost $22,992,048)	22,992,048
Total Investment in Securities (cost $430,796,636)		$821,067,805
Foreign currency held at value (cost $355,096)		355,286
Receivable for investments sold		2,778,671
Net unrealized appreciation on unfunded commitments		1,162,611
Receivable for fund shares sold		31,104,878
Dividends receivable		203,361
Interest receivable		2,405
Distributions receivable from Fidelity Central Funds		9,732
Receivable from investment adviser for expense reductions		3,722
Other receivables		176,380
Total assets		856,864,851
Liabilities
Payable to custodian bank	$1,632,472
Payable for investments purchased	31,605,569
Net unrealized depreciation on unfunded commitments	642,525
Payable for fund shares redeemed	18,714
Other payables and accrued expenses	643,159
Collateral on securities loaned	22,993,100
Total liabilities		57,535,539
Net Assets		$799,329,312
Net Assets consist of:
Paid in capital		$302,774,097
Total accumulated earnings (loss)		496,555,215
Net Assets		$799,329,312
Net Asset Value, offering price and redemption price per share ($799,329,312 ÷ 45,940,226 shares)		$17.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$1,354,249
Non-Cash dividends		94,614
Interest		1,210
Income from Fidelity Central Funds (including $69,489 from security lending)		69,956
Total income		1,520,029
Expenses
Custodian fees and expenses	$35,663
Independent trustees' fees and expenses	1,495
Interest	1,064
Total expenses before reductions	38,222
Expense reductions	(24,315)
Total expenses after reductions		13,907
Net investment income (loss)		1,506,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $538)	108,042,901
Foreign currency transactions	(16,101)
Total net realized gain (loss)		108,026,800
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $74,024)	(19,110,679)
Assets and liabilities in foreign currencies	508
Unfunded commitments	520,086
Total change in net unrealized appreciation (depreciation)		(18,590,085)
Net gain (loss)		89,436,715
Net increase (decrease) in net assets resulting from operations		$90,942,837

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,506,122	$3,436,622
Net realized gain (loss)	108,026,800	179,819,911
Change in net unrealized appreciation (depreciation)	(18,590,085)	141,704,183
Net increase (decrease) in net assets resulting from operations	90,942,837	324,960,716
Distributions to shareholders	(183,832,859)	(146,099,036)
Share transactions
Proceeds from sales of shares	103,840,253	77,135,037
Reinvestment of distributions	183,832,859	146,099,036
Cost of shares redeemed	(108,739,053)	(336,354,676)
Net increase (decrease) in net assets resulting from share transactions	178,934,059	(113,120,603)
Total increase (decrease) in net assets	86,044,037	65,741,077
Net Assets
Beginning of period	713,285,275	647,544,198
End of period	$799,329,312	$713,285,275
Other Information
Shares
Sold	6,046,919	5,068,884
Issued in reinvestment of distributions	11,496,739	11,449,768
Redeemed	(6,314,820)	(21,601,360)
Net increase (decrease)	11,228,838	(5,082,708)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Growth Opportunities Fund

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$20.55	$16.27	$15.46	$13.86	$10.62	$12.23
Income from Investment Operations
Net investment income (loss)A	.03	.08	.11B	.10	.09	.05
Net realized and unrealized gain (loss)	2.15	7.91	3.56	2.83	3.54	(.32)
Total from investment operations	2.18	7.99	3.67	2.93	3.63	(.27)
Distributions from net investment income	(.11)	(.13)	(.11)	(.11)	(.04)	(.07)
Distributions from net realized gain	(5.22)	(3.59)	(2.75)	(1.22)	(.36)	(1.27)
Total distributions	(5.33)	(3.71)C	(2.86)	(1.33)	(.39)C	(1.34)
Net asset value, end of period	$17.40	$20.55	$16.27	$15.46	$13.86	$10.62
Total ReturnD,E	12.87%	63.04%	32.07%	23.13%	35.40%	(2.09)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%H	.01%	.01%	.01%	.31%	.62%
Expenses net of fee waivers, if any	- %H,I	.01%	.01%	.01%	.31%	.62%
Expenses net of all reductions	- %H,I	.01%	.01%	.01%	.30%	.61%
Net investment income (loss)	.40%H	.54%	.77%B	.69%	.71%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$799,329	$713,285	$647,544	$636,343	$618,487	$590,988
Portfolio turnover rateJ	99%H	78%	78%K	47%	50%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .62%.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021

1. Organization.

Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$25,229,239	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 – 5.7 / 4.8	Increase
			Discount rate	32.5% – 85.7% / 33.3%	Decrease
			Premium Rate	7.8%	Increase
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction price	$0.80 - $885.00 / $192.10	Increase
Corporate Bonds	$60,800	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$1,049,100	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$402,920,727
Gross unrealized depreciation	(15,787,962)
Net unrealized appreciation (depreciation)	$387,132,765
Tax cost	$433,935,040

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Growth Opportunities Fund	370,303,405	379,616,346

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Growth Opportunities Fund	$5,278

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	Borrower	$6,982,412.31%		$1,008

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Growth Opportunities Fund	36,496,277	23,662,191

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Growth Opportunities Fund	$7,595	$2,142	$339,660

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	$378,000.59%		$56

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $24,315.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Series Growth Opportunities Fund	- %-C
Actual		$1,000.00	$1,128.70	$--D
Hypothetical-E		$1,000.00	$1,024.93	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through March 31, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AXS3-SANN-0721
1.967933.107

Fidelity Advisor® Series Equity Growth Fund

Semi-Annual Report

May 31, 2021

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of May 31, 2021

% of fund's net assets
Microsoft Corp.	9.0
Alphabet, Inc. Class A	8.6
Amazon.com, Inc.	5.5
Apple, Inc.	4.1
UnitedHealth Group, Inc.	3.9
NVIDIA Corp.	3.2
Facebook, Inc. Class A	3.0
Adobe, Inc.	2.7
Qualcomm, Inc.	2.1
Tencent Holdings Ltd.	2.0
44.1

Top Five Market Sectors as of May 31, 2021

% of fund's net assets
Information Technology	31.0
Communication Services	16.8
Health Care	14.5
Industrials	11.0
Consumer Discretionary	10.8

Asset Allocation (% of fund's net assets)

As of May 31, 2021*
Stocks	97.1%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 18.4%

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
COMMUNICATION SERVICES - 16.8%
Diversified Telecommunication Services - 0.9%
Cellnex Telecom SA (a)	170,693	$10,244,563
Entertainment - 1.4%
Take-Two Interactive Software, Inc. (b)	38,200	7,088,392
Warner Music Group Corp. Class A	245,000	8,793,050
		15,881,442
Interactive Media & Services - 14.0%
Alphabet, Inc. Class A (b)	42,602	100,406,524
Facebook, Inc. Class A (b)	105,869	34,802,316
Snap, Inc. Class A (b)	13,100	813,772
Tencent Holdings Ltd.	286,017	22,810,754
Tongdao Liepin Group (b)	437,400	1,307,446
Zoominfo Technologies, Inc.	53,300	2,336,139
		162,476,951
Media - 0.5%
Cable One, Inc.	3,600	6,536,016

TOTAL COMMUNICATION SERVICES		195,138,972

CONSUMER DISCRETIONARY - 10.8%
Automobiles - 0.5%
Ferrari NV	28,625	6,037,299
Diversified Consumer Services - 0.7%
Laureate Education, Inc. Class A (b)	527,956	7,713,437
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	16,400	2,302,560
Compass Group PLC (b)	41,400	944,764
Dalata Hotel Group PLC	103,200	556,534
Flutter Entertainment PLC	21,600	4,053,769
		7,857,627
Household Durables - 0.5%
D.R. Horton, Inc.	29,103	2,773,225
NVR, Inc. (b)	339	1,656,771
Toll Brothers, Inc.	29,400	1,918,056
		6,348,052
Internet & Direct Marketing Retail - 6.8%
Alibaba Group Holding Ltd. sponsored ADR (b)	67,334	14,406,783
Amazon.com, Inc. (b)	19,607	63,194,733
Coupang, Inc. Class A (b)(c)	9,100	371,189
Pinduoduo, Inc. ADR (b)	3,444	430,087
		78,402,792
Specialty Retail - 0.0%
Aritzia LP (b)	11,600	283,417
Textiles, Apparel & Luxury Goods - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	14,687	11,709,919
Prada SpA	648,000	4,512,610
Samsonite International SA (a)(b)	1,033,500	1,954,761
		18,177,290

TOTAL CONSUMER DISCRETIONARY		124,819,914

CONSUMER STAPLES - 3.4%
Beverages - 1.5%
Fever-Tree Drinks PLC	86	3,122
Kweichow Moutai Co. Ltd. (A Shares)	23,980	8,349,774
Monster Beverage Corp. (b)	92,200	8,691,694
		17,044,590
Household Products - 1.3%
Energizer Holdings, Inc.	137,886	6,348,271
Reckitt Benckiser Group PLC	63,043	5,692,596
The Clorox Co.	15,600	2,756,988
		14,797,855
Tobacco - 0.6%
Altria Group, Inc.	41,800	2,057,396
Swedish Match Co. AB	603,000	5,593,807
		7,651,203

TOTAL CONSUMER STAPLES		39,493,648

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Reliance Industries Ltd.	35,487	595,809
Reliance Industries Ltd.	517,516	15,416,615
		16,012,424
FINANCIALS - 4.9%
Banks - 0.9%
Comerica, Inc.	30,800	2,417,492
HDFC Bank Ltd. (b)	29,308	612,623
HDFC Bank Ltd. sponsored ADR (b)	56,519	4,325,399
M&T Bank Corp.	15,100	2,426,419
Metro Bank PLC (b)	11,220	17,455
Wintrust Financial Corp.	12,800	1,029,376
		10,828,764
Capital Markets - 2.0%
BlackRock, Inc. Class A	3,900	3,420,456
CME Group, Inc.	47,543	10,400,507
Franklin Resources, Inc.	132,400	4,529,404
JMP Group, Inc. (b)(c)	33,184	187,158
MSCI, Inc.	1,489	697,046
S&P Global, Inc.	1,500	569,205
T. Rowe Price Group, Inc.	17,700	3,386,895
		23,190,671
Consumer Finance - 0.5%
Capital One Financial Corp.	37,800	6,077,484
Insurance - 1.5%
American Financial Group, Inc.	43,200	5,748,192
American International Group, Inc.	68,600	3,624,824
Arthur J. Gallagher & Co.	51,100	7,491,771
BRP Group, Inc. (b)	18,900	464,562
		17,329,349

TOTAL FINANCIALS		57,426,268

HEALTH CARE - 14.5%
Biotechnology - 3.8%
ACADIA Pharmaceuticals, Inc. (b)	15,500	346,270
Adamas Pharmaceuticals, Inc. (b)	243,414	1,346,079
Affimed NV (b)	82,723	733,753
Alnylam Pharmaceuticals, Inc. (b)	11,000	1,561,890
Applied Therapeutics, Inc. (b)	57,400	1,103,802
Atara Biotherapeutics, Inc. (b)	57,100	774,276
Biogen, Inc. (b)	2,600	695,448
BioNTech SE ADR (b)	22,547	4,599,588
CRISPR Therapeutics AG (b)	12,000	1,418,160
Evelo Biosciences, Inc. (b)	8,000	107,360
Exelixis, Inc. (b)	46,700	1,053,085
Gamida Cell Ltd. (b)	218,532	1,418,273
Hookipa Pharma, Inc. (b)	40,500	675,945
Innovent Biologics, Inc. (a)(b)	143,000	1,730,972
Insmed, Inc. (b)	127,206	3,129,268
Prelude Therapeutics, Inc.	4,000	139,040
Regeneron Pharmaceuticals, Inc. (b)	25,300	12,711,479
Rubius Therapeutics, Inc. (b)	28,487	695,937
Seres Therapeutics, Inc. (b)	22,400	472,864
Synlogic, Inc. (b)	147,800	552,772
Vertex Pharmaceuticals, Inc. (b)	31,472	6,566,003
Vor Biopharma, Inc.	70,002	1,403,190
XOMA Corp. (b)	28,500	839,895
		44,075,349
Health Care Equipment & Supplies - 2.6%
Axonics Modulation Technologies, Inc. (b)	29,300	1,690,317
Danaher Corp.	35,817	9,174,166
Edwards Lifesciences Corp. (b)	53,400	5,121,060
Insulet Corp. (b)	900	242,703
Intuitive Surgical, Inc. (b)	11,309	9,524,214
Medacta Group SA (a)(b)	1,900	262,113
Nevro Corp. (b)	7,200	1,085,040
Outset Medical, Inc.	8,700	419,949
Penumbra, Inc. (b)	11,814	2,942,986
		30,462,548
Health Care Providers & Services - 4.4%
Guardant Health, Inc. (b)	5,385	668,386
HealthEquity, Inc. (b)	58,100	4,829,272
UnitedHealth Group, Inc.	111,008	45,726,415
		51,224,073
Health Care Technology - 0.8%
agilon health, Inc. (b)	24,800	891,312
Certara, Inc.	20,000	526,200
MultiPlan Corp. (d)	202,726	1,711,007
MultiPlan Corp.:
Class A (b)	15,400	129,976
warrants (b)(d)	10,036	24,907
Schrodinger, Inc. (b)(c)	12,300	863,214
Simulations Plus, Inc. (c)	11,100	585,858
Veeva Systems, Inc. Class A (b)	15,697	4,573,164
		9,305,638
Life Sciences Tools & Services - 1.0%
10X Genomics, Inc. (b)	7,504	1,350,720
Berkeley Lights, Inc. (b)	23,400	1,017,900
Bio-Techne Corp.	2,200	910,426
Bruker Corp.	80,563	5,594,295
Codexis, Inc. (b)	66,196	1,357,018
Nanostring Technologies, Inc. (b)	21,300	1,181,937
Olink Holding AB ADR (b)	4,000	141,320
Sotera Health Co.	17,600	424,160
		11,977,776
Pharmaceuticals - 1.9%
Aclaris Therapeutics, Inc. (b)	34,000	756,160
Eli Lilly & Co.	82,000	16,378,680
Endo International PLC (b)	343,600	2,016,932
Nuvation Bio, Inc.	56,254	759,935
Revance Therapeutics, Inc. (b)	57,600	1,705,536
		21,617,243

TOTAL HEALTH CARE		168,662,627

INDUSTRIALS - 11.0%
Aerospace & Defense - 1.6%
Airbus Group NV (b)	72,700	9,482,201
Axon Enterprise, Inc. (b)	5,000	702,950
Northrop Grumman Corp.	7,800	2,853,786
TransDigm Group, Inc. (b)	8,495	5,511,896
		18,550,833
Airlines - 0.8%
Ryanair Holdings PLC sponsored ADR (b)	81,600	9,526,800
Building Products - 0.5%
Builders FirstSource, Inc. (b)	46,637	2,077,212
Fortune Brands Home & Security, Inc.	33,100	3,414,596
		5,491,808
Construction & Engineering - 0.5%
Fluor Corp. (b)	289,200	5,350,200
Willscot Mobile Mini Holdings (b)	22,900	664,100
		6,014,300
Electrical Equipment - 1.1%
AMETEK, Inc.	22,200	2,999,220
Ballard Power Systems, Inc. (b)(c)	4,100	71,012
Bloom Energy Corp. Class A (b)(c)	20,100	485,817
Ceres Power Holdings PLC (b)	76,500	1,181,390
Encore Wire Corp.	10,721	881,266
Generac Holdings, Inc. (b)	20,600	6,771,632
		12,390,337
Industrial Conglomerates - 1.5%
General Electric Co.	1,283,100	18,040,386
Machinery - 0.9%
Ingersoll Rand, Inc. (b)	143,528	7,124,730
Woodward, Inc.	25,200	3,204,936
		10,329,666
Professional Services - 2.0%
CACI International, Inc. Class A (b)	10,900	2,779,064
Equifax, Inc.	47,364	11,132,435
KBR, Inc.	87,500	3,564,750
Upwork, Inc. (b)	123,080	5,793,376
		23,269,625
Road & Rail - 1.6%
Canadian Pacific Railway Ltd.	47,000	3,819,220
CSX Corp.	44,100	4,415,292
Uber Technologies, Inc. (b)	196,940	10,010,460
		18,244,972
Trading Companies & Distributors - 0.5%
Ferguson PLC	39,900	5,432,780

TOTAL INDUSTRIALS		127,291,507

INFORMATION TECHNOLOGY - 30.9%
Electronic Equipment & Components - 0.4%
Dolby Laboratories, Inc. Class A	26,900	2,623,826
Hon Hai Precision Industry Co. Ltd. (Foxconn)	440,000	1,811,586
Jabil, Inc.	6,810	384,425
Novanta, Inc. (b)	1,700	236,249
		5,056,086
IT Services - 2.7%
Adyen BV (a)(b)	1,400	3,236,346
Amadeus IT Holding SA Class A (b)	49,600	3,744,738
Black Knight, Inc. (b)	46,405	3,405,663
Edenred SA	313	17,021
Edenred SA rights (b)(e)	313	287
MasterCard, Inc. Class A	9,873	3,560,006
MongoDB, Inc. Class A (b)	26,700	7,794,798
Shopify, Inc. Class A (b)	3,722	4,564,831
Square, Inc. (b)	23,500	5,229,220
		31,552,910
Semiconductors & Semiconductor Equipment - 7.5%
Aixtron AG	106,700	2,203,123
ASML Holding NV	14,033	9,478,871
eMemory Technology, Inc.	8,000	273,370
Enphase Energy, Inc. (b)	22,200	3,175,710
MediaTek, Inc.	19,000	685,784
NVIDIA Corp.	58,101	37,752,868
Qualcomm, Inc.	183,540	24,693,472
SiTime Corp. (b)	8,700	855,471
SolarEdge Technologies, Inc. (b)	8,200	2,115,682
Universal Display Corp.	26,200	5,655,532
		86,889,883
Software - 15.4%
Adobe, Inc. (b)	63,004	31,790,558
Anaplan, Inc. (b)	15,800	813,858
Autodesk, Inc. (b)	8,100	2,315,466
Cloudflare, Inc. (b)	14,246	1,169,027
Coupa Software, Inc. (b)	4,100	976,620
CyberArk Software Ltd. (b)	43,700	5,529,798
Datadog, Inc. Class A (b)	1,723	156,879
Duck Creek Technologies, Inc. (b)	1,000	39,310
Elastic NV (b)	988	116,791
Epic Games, Inc. (d)(f)	805	712,425
FireEye, Inc. (b)	641,600	14,352,592
Manhattan Associates, Inc. (b)	38,373	5,217,961
Microsoft Corp.	416,468	103,983,726
Palo Alto Networks, Inc. (b)	28,900	10,497,925
Volue A/S	113,400	705,034
		178,377,970
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	377,200	47,002,892
Samsung Electronics Co. Ltd.	129,210	9,383,908
		56,386,800

TOTAL INFORMATION TECHNOLOGY		358,263,649

MATERIALS - 2.9%
Chemicals - 2.4%
Albemarle Corp. U.S.	43,600	7,284,688
Axalta Coating Systems Ltd. (b)	50,400	1,634,976
Corbion NV	16,300	948,785
LG Chemical Ltd.	6,580	4,861,850
Sherwin-Williams Co.	33,707	9,556,946
The Chemours Co. LLC	90,300	3,244,479
		27,531,724
Construction Materials - 0.3%
Eagle Materials, Inc.	25,700	3,771,732
Metals & Mining - 0.2%
First Quantum Minerals Ltd.	55,096	1,355,718
Lynas Rare Earths Ltd. (b)	55,985	239,164
MP Materials Corp. (b)(c)	17,500	491,400
		2,086,282

TOTAL MATERIALS		33,389,738

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Equity Residential (SBI)	16,800	1,301,160
Prologis (REIT), Inc.	20,400	2,403,936
		3,705,096
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	18,100	1,588,818

TOTAL REAL ESTATE		5,293,914

TOTAL COMMON STOCKS
(Cost $614,371,464)		1,125,792,661

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (d)(f)	26,300	110,329
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(d)(f)	38,419	1,203
Software - 0.1%
ASAPP, Inc. Series C (d)(f)	90,925	599,841

TOTAL INFORMATION TECHNOLOGY		601,044

MATERIALS - 0.2%
Metals & Mining - 0.2%
Illuminated Holdings, Inc.:
Series C2 (d)(f)	21,131	912,859
Series C3 (d)(f)	26,414	1,141,085
Series C4 (d)(f)	6,345	274,104
		2,328,048
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,259,285)		3,039,421

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.03% (g)	9,189,630	9,191,468
Fidelity Securities Lending Cash Central Fund 0.03% (g)(h)	2,108,844	2,109,055
TOTAL MONEY MARKET FUNDS
(Cost $11,300,523)		11,300,523
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $627,931,272)		1,140,132,605
NET OTHER ASSETS (LIABILITIES) - 1.6%		18,619,258
NET ASSETS - 100%		$1,158,751,863

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,428,755 or 1.5% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,487,760 or 0.5% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
ASAPP, Inc. Series C	4/30/21	$599,841
ElevateBio LLC Series C	3/9/21	$110,329
Epic Games, Inc.	3/29/21	$712,425
Illuminated Holdings, Inc. Series C2	7/7/20	$528,275
Illuminated Holdings, Inc. Series C3	7/7/20	$792,420
Illuminated Holdings, Inc. Series C4	1/8/21	$228,420
MultiPlan Corp.	10/8/20	$2,007,188
MultiPlan Corp. warrants	10/8/20	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,972
Fidelity Securities Lending Cash Central Fund	40,030
Total	$42,002

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$195,138,972	$195,138,972	$--	$--
Consumer Discretionary	124,819,914	123,875,150	944,764	--
Consumer Staples	39,493,648	33,801,052	5,692,596	--
Energy	16,012,424	15,416,615	595,809	--
Financials	57,426,268	57,426,268	--	--
Health Care	168,772,956	166,474,595	2,188,032	110,329
Industrials	127,291,507	127,291,507	--	--
Information Technology	358,864,693	357,550,937	287	1,313,469
Materials	35,717,786	33,389,738	--	2,328,048
Real Estate	5,293,914	5,293,914	--	--
Money Market Funds	11,300,523	11,300,523	--	--
Total Investments in Securities:	$1,140,132,605	$1,126,959,271	$9,421,488	$3,751,846
Net unrealized depreciation on unfunded commitments	$(188,415)	$-	$(188,415)	$-

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.6%
Cayman Islands	3.5%
Netherlands	2.6%
India	1.8%
Ireland	1.4%
Korea (South)	1.2%
Spain	1.2%
France	1.0%
Others (Individually Less Than 1%)	5.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,056,120) — See accompanying schedule: Unaffiliated issuers (cost $616,630,749)	$1,128,832,082
Fidelity Central Funds (cost $11,300,523)	11,300,523
Total Investment in Securities (cost $627,931,272)		$1,140,132,605
Foreign currency held at value (cost $13)		13
Receivable for investments sold		1,149,527
Receivable for fund shares sold		21,769,140
Dividends receivable		657,395
Distributions receivable from Fidelity Central Funds		953
Receivable from investment adviser for expense reductions		1,321
Other receivables		153,966
Total assets		1,163,864,920
Liabilities
Payable for investments purchased
Regular delivery	$1,881,026
Delayed delivery	286
Net unrealized depreciation on unfunded commitments	188,415
Payable for fund shares redeemed	179,861
Other payables and accrued expenses	755,194
Collateral on securities loaned	2,108,275
Total liabilities		5,113,057
Net Assets		$1,158,751,863
Net Assets consist of:
Paid in capital		$547,162,081
Total accumulated earnings (loss)		611,589,782
Net Assets		$1,158,751,863
Net Asset Value, offering price and redemption price per share ($1,158,751,863 ÷ 65,803,570 shares)		$17.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended May 31, 2021 (Unaudited)
Investment Income
Dividends		$3,348,503
Income from Fidelity Central Funds (including $40,030 from security lending)		42,002
Total income		3,390,505
Expenses
Custodian fees and expenses	$40,145
Independent trustees' fees and expenses	2,145
Interest	556
Total expenses before reductions	42,846
Expense reductions	(23,792)
Total expenses after reductions		19,054
Net investment income (loss)		3,371,451
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,416,819
Foreign currency transactions	(24,968)
Total net realized gain (loss)		99,391,851
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $53,640)	36,490,896
Assets and liabilities in foreign currencies	2,121
Unfunded commitments	(188,415)
Total change in net unrealized appreciation (depreciation)		36,304,602
Net gain (loss)		135,696,453
Net increase (decrease) in net assets resulting from operations		$139,067,904

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended May 31, 2021 (Unaudited)	Year ended November 30, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,371,451	$6,130,085
Net realized gain (loss)	99,391,851	214,742,357
Change in net unrealized appreciation (depreciation)	36,304,602	133,191,803
Net increase (decrease) in net assets resulting from operations	139,067,904	354,064,245
Distributions to shareholders	(221,400,049)	(119,061,402)
Share transactions
Proceeds from sales of shares	118,938,572	119,682,293
Reinvestment of distributions	221,400,049	119,061,402
Cost of shares redeemed	(106,896,635)	(443,826,502)
Net increase (decrease) in net assets resulting from share transactions	233,441,986	(205,082,807)
Total increase (decrease) in net assets	151,109,841	29,920,036
Net Assets
Beginning of period	1,007,642,022	977,721,986
End of period	$1,158,751,863	$1,007,642,022
Other Information
Shares
Sold	7,040,345	7,595,541
Issued in reinvestment of distributions	13,907,038	8,510,465
Redeemed	(6,204,416)	(28,013,356)
Net increase (decrease)	14,742,967	(11,907,350)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Equity Growth Fund

	Six months ended (Unaudited) May 31,	Years endedNovember 30,
	2021	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.73	$15.53	$14.20	$15.41	$11.22	$11.25
Income from Investment Operations
Net investment income (loss)A	.05	.10	.12	.13	.08	.02
Net realized and unrealized gain (loss)	2.19	6.02	2.33	1.05	4.12	(.03)
Total from investment operations	2.24	6.12	2.45	1.18	4.20	(.01)
Distributions from net investment income	(.13)	(.13)	(.13)	(.09)	(.01)	(.02)
Distributions from net realized gain	(4.23)	(1.79)	(.99)	(2.30)	–	–
Total distributions	(4.36)	(1.92)	(1.12)	(2.39)	(.01)	(.02)
Net asset value, end of period	$17.61	$19.73	$15.53	$14.20	$15.41	$11.22
Total ReturnB,C	13.68%	44.43%	19.73%	8.96%	37.51%	(.11)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.01%F	.01%	.01%	.01%	.32%	.65%
Expenses net of fee waivers, if any	- %F,G	.01%	.01%	.01%	.32%	.65%
Expenses net of all reductions	- %F,G	.01%	.01%	- %G	.32%	.65%
Net investment income (loss)	.62%F	.65%	.84%	.92%	.57%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,158,752	$1,007,642	$977,722	$947,353	$933,562	$901,989
Portfolio turnover rateH	56%F	56%	52%I	38%	48%	60%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended May 31, 2021

1. Organization.

Fidelity Advisor Series Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$521,278,220
Gross unrealized depreciation	(9,853,206)
Net unrealized appreciation (depreciation)	$511,425,014
Tax cost	$628,707,591

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Growth Fund	300,605,211	319,540,600

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity Growth Fund	$5,241

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Growth Fund	Borrower	$9,774,429.29%		$556

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Growth Fund	30,386,750	21,348,730

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Equity Growth Fund	$4,104	$1,002	$162,864

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $23,792.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Fidelity Advisor Series Equity Growth Fund	- %-C
Actual		$1,000.00	$1,136.80	$--D
Hypothetical-E		$1,000.00	$1,024.93	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Series Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

Approval of Stub Period Continuation. At its January 2021 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-subadvisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for four months from February 1, 2021 through May 31, 2021, in connection with changes to the Board's meeting calendar. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board also considered the findings of certain ad hoc committees that had been previously formed to discuss matters relevant to all of the Fidelity funds, including economies of scale, fall-out benefits and retail vs. institutional funds. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through May 31, 2021, with the understanding that the Board will consider the annual renewal for a full one year period in May 2021.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through March 31, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AXM1-SANN-0721
1.9860269.106

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Advisor Series I’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Advisor Series I’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 22, 2021